REGISTRATION NOs. 333-17361
                                             811-07961

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        X
                                                                  ------
           PRE-EFFECTIVE AMENDMENT NO.
                                         ----                     ------
           POST-EFFECTIVE AMENDMENT NO.   10                         X
                                         ----                     ------
                                     AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                     ACT OF 1940                                     X
                                                                  ------
           AMENDMENT NO.    12
                          ------

                           MASON STREET FUNDS, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (414) 271-1444
              (REGISTRANT'S TELEPHONE NUMBER,INCLUDING AREA CODE)

                             MERRILL C. LUNDBERG
                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                 LAW DEPARTMENT
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

      [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
      [X] ON NOVEMBER 17, 2003 PURSUANT TO PARAGRAPH (b)
      [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
      [ ] ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
      [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
      [ ] ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
      [X] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
          A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

The Mason Street Funds Prospectus

                             NOVEMBER 17, 2003



                        SMALL CAP GROWTH STOCK FUND

                        AGGRESSIVE GROWTH STOCK FUND

                        INTERNATIONAL EQUITY FUND

                        INDEX 400 STOCK FUND

                        GROWTH STOCK FUND

                        LARGE CAP CORE STOCK FUND

                        INDEX 500 STOCK FUND

                        ASSET ALLOCATION FUND

                        HIGH YIELD BOND FUND

                        MUNICIPAL BOND FUND

                        SELECT BOND FUND



                                                                          [LOGO]


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

C  O  N  T  E  N  T  S

Summary................................................................3

Funds at a Glance......................................................3

Primary Risks..........................................................5

Performance............................................................6

Expense Information...................................................12

The Funds in Detail...................................................14

Stock Funds Category..................................................14

Multi-Asset Fund Category.............................................17

Bond Funds Category...................................................18

More About Risks......................................................21

Management of the Funds...............................................23

Buying and Selling Fund Shares........................................26

Investment Minimums and Maximums......................................26

Flexible Sales Charge Options.........................................26

Class A Shares........................................................27

Class B and Class C Shares............................................29

How Shares are Priced.................................................30

Shareholders' Guide...................................................31

How to Buy Shares.....................................................31

How to Exchange Shares................................................31

How to Sell Shares....................................................32

Quick Address and Telephone Reference.................................33

Distributions and Taxes...............................................34

Financial Highlights..................................................36

Appendix A - Glossary.................................................56


This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus and in the Statement of Additional Information.

S  U  M  M  A  R  Y

This section will give you a brief summary of the Funds and their investment objectives, strategies, risks and performance. Please refer to the detailed description of investment objectives and policies (beginning at p. 14) for those Funds you wish to purchase. A glossary of terms is included in Appendix A.

FUNDS AT A GLANCE

STOCK FUNDS

Small Cap Growth Stock Fund

OBJECTIVE: To seek long-term growth of capital. The Fund will seek to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential.

PORTFOLIO:  Primarily equity securities of small capitalization companies.

STRATEGY: To identify and invest in companies with above-average potential for growth. The investment process involves detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables used in the analysis.

PRINCIPAL RISKS: The primary risks for this Fund are the risks for stocks in general, growth stocks and small cap stocks, as described in the next section.

Aggressive Growth Stock Fund

OBJECTIVE: To seek long-term growth of capital. This Fund also seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential.

PORTFOLIO:  Primarily common stocks of medium- and small-sized companies.

STRATEGY: To identify and invest in companies with above-average potential for growth. The investment process involves detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables used in the analysis.

PRINCIPAL RISKS: The primary risks for this Fund are the risks for stocks in general, growth stocks and small cap stocks, as described in the next section.

International Equity Fund

OBJECTIVE: To seek long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S.

PORTFOLIO:  Primarily equity securities of issuers in foreign countries.

STRATEGY: To identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy for the Fund will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Fund's manager will focus on the market price of a company's securities in relation to the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

PRINCIPAL RISKS: The primary risks for this Fund are the risks for international securities, stocks in general and value stocks, as described in the next section.

Index 400 Stock Fund

OBJECTIVE: To seek investment results that approximate the performance of the Standard & Poor's MidCap 400 Stock Price Index ("S&P MidCap 400 Index"), by investing in stocks included in the S&P MidCap 400 Index.

PORTFOLIO: The S&P MidCap 400 Index is composed of 400 common stocks. The S&P MidCap 400 does not include the very large issues that account for most of the weighting in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index"). Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion.

STRATEGY: To capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Fund invests in stocks included in the S&P MidCap 400 Index in proportion to their weightings in the Index. The Fund will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Fund's objective. The Fund will, to the extent feasible, remain fully invested. The Fund will not buy stocks that are not in the S&P MidCap 400 Index and will seek to sell such stocks in an orderly manner in the event of changes in the Index or spin-offs.

PRINCIPAL RISKS: The primary risks for this Fund are the risks for stocks in general as described in the next section.

Growth Stock Fund

OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

PORTFOLIO: Primarily high-quality growth stocks of medium and large companies.

STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential. The Growth Stock Fund invests primarily in equity securities of well-established companies selected for their growth potential, with emphasis placed on high-quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis.

PRINCIPAL RISKS: The primary risks for this Fund are the risks for stocks in general and growth stocks as described in the next section.

Large Cap Core Stock Fund

OBJECTIVE: To seek long-term growth of capital and income. The Fund seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their growth potential.

PORTFOLIO:  Primarily equity securities of large companies.

STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the S&P 500(R) Index. The Fund attempts to reduce risk by investing in many different economic sectors, industries and companies. The manager of the Fund may underweight or overweight selected economic sectors against the sector weightings of the S&P 500(R) Index to seek to enhance the Fund's total return or reduce fluctuations in market value relative to the S&P 500(R) Index. In selecting securities, the manager may emphasize securities that it believes to be undervalued.

PRINCIPAL RISKS: The primary risks for this Fund are the risks for stocks in general and value stocks as described in the next section.

Index 500 Stock Fund

OBJECTIVE: To seek investment results that approximate the performance of the S&P 500(R)Index, by investing in stocks included in the S&P 500(R)Index.

PORTFOLIO: The S&P 500(R) Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly-traded common stocks in the U.S.

STRATEGY: To capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Fund invests in stocks included in the S&P 500(R) Index in proportion to their weightings in the Index. The Index 500 Stock Fund will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Fund's objective. The Fund will, to the extent feasible, remain fully invested. The Fund will not buy stocks that are not in the S&P 500(R) Index and will seek to sell such stocks in an orderly manner in the event of changes in the Index or spin-offs.

PRINCIPAL RISKS: The primary risks for this Fund are the risks for stocks in general as described in the next section.

MULTI-ASSET FUND

Asset Allocation Fund

OBJECTIVE: To seek to realize as high a level of total return as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among equity securities, debt investments and cash or cash equivalents. Equity securities may include foreign stock and debt-investments. Debt investments may include noninvestment- grade obligations.

PORTFOLIO: The normal range of investments is 45-75% equities, 20-50% debt and 0-20% cash. Up to 50% of its net assets may be invested in foreign stocks. See "Foreign Securities" on p. 22. The Fund may invest up to 20% of its total assets in noninvestment-grade debt obligations.

STRATEGY: To adjust the mix between asset sectors to capitalize on the changing financial markets and economic conditions. The advisor intends to actively manage the Fund's assets, maintaining a balance over time between investment opportunities and their potential risks.

PRINCIPAL RISKS: The primary risks for this Fund are the risks for stocks in general, interest rate risk, credit risk and the risks for international securities, as described in the next section.

BOND FUNDS

High Yield Bond Fund

OBJECTIVE: To seek high current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in debt securities that are rated below investment-grade by at least one major rating agency.

PORTFOLIO: Primarily below investment-grade debt securities, commonly known as "junk bonds."

STRATEGY: To identify and invest in attractive investment opportunities through rigorous industry and credit analysis. The primary investment strategy of the High Yield Bond Fund is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high-yield market. The success of this strategy depends on the manager's analytical and portfolio management skills. In selecting securities, the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return. The manager of the Fund seeks to reduce the volatility of these securities through careful evaluation of credit and market risk and diversification of the Fund's investments.


PRINCIPAL RISKS: The primary risks for this Fund are credit risk, default risk, interest rate risk and the risks for international securities, as described in the next section.


Municipal Bond Fund

OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with the preservation of capital, by investing primarily in investment-grade municipal obligations.

PORTFOLIO: Primarily investment-grade municipal bonds, with the ability to invest up to 20% of its assets in lower-rated securities.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities. While the Fund has no security maturity restrictions, its average maturity will normally be ten years or longer.

PRINCIPAL RISKS: The primary risks for this Fund are credit risk and interest rate risk, as described in the next section.

Select Bond Fund

OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

PORTFOLIO: Primarily investment-grade debt securities with maturities exceeding one year.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

PRINCIPAL RISKS: The primary risks for this Fund are interest rate risk, credit risk and the risks for international securities, as described in the next section.

--------------------------------------------------------------------------------

P  R  I  M  A  R  Y    R  I  S  K  S

You should select the Funds that reflect your particular financial goals, investment time horizon and willingness to accept risk. When you invest in a Fund, you assume the risks of investing in the types of securities held by the Fund. Investing in securities involves varying types and degrees of risk, such as market, interest rate, credit, financial, or pre-payment risk. Loss of money is a risk of investing in any Fund.


The following summarizes important risks that apply to the Funds and may result in a loss of your investment. A more detailed discussion of risks can be found in the "More About Risks" section on p. 21. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

RISKS FOR EQUITY INVESTMENTS Funds whose investments are concentrated in equity securities tend to be more volatile than other investment choices. The value of a Fund invested in equity securities may decrease if the value of an individual company in the Fund decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of a Fund invested in equity securities could also decrease if the stock market goes down. Common stock, the principal type of equity investment held by the Funds, ranks after preferred stock and bonds in its claim on income for dividend payments and on assets should the issuer of the security be liquidated or reorganized under bankruptcy or similar laws. If the value of a Fund decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may get back less money. In addition, the NAV of Funds that invest in small companies may fluctuate more than that of Funds primarily invested in large- or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Index 500 Stock Fund and Index 400 Stock Fund are classified as non-diversified Funds. This means that, compared with the other Funds, these Funds may invest a greater percentage of their assets in a smaller number of stocks. This could occur if an index became dominated by a handful of companies. If this were to occur, you would be more exposed to the risk of underperformance of the stocks of these companies.

RISKS FOR DEBT INVESTMENTS Although Funds that invest in debt securities may be less volatile than Funds that invest most of their assets in equity securities, the Funds' returns and yields will vary, and you could lose money. Funds whose investments are concentrated in a variety of debt securities are subject to the risk that their value will fall if interest rates rise. Since the value of a Fund invested in debt securities will generally decrease when interest rates rise, the Funds' NAV will likewise decrease. Another risk associated with a Fund invested in debt securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. Funds that invest in high-yield/high-risk bonds, also known as "junk bonds," may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of debt securities. Because of these factors, the performance and NAV of the Funds that invest in high-yield/high-risk bonds may vary significantly, depending upon their holdings of high-yield/high-risk bonds.

RISKS FOR INTERNATIONAL INVESTMENTS The performance and NAV of Funds that invest substantially in international securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investing in international securities of companies domiciled in emerging markets may be subject to even greater risks than international investing generally, including (i) less social, political and economic stability; (ii) a smaller and less liquid trading market for such securities;
(iii) foreign taxation; (iv) the absence of developed legal structures governing private or foreign investment; (v) a less well developed capital market structure or market-oriented economy; and (vi) the possibility of a reversal of favorable economic developments seen in some developing countries due to unanticipated political or social events.


RISKS FOR MULTI-ASSET FUND As a Multi-Asset Fund, the Asset Allocation Fund will share the investment risks associated with equity, debt, and international securities described above. The overall portfolio risk will be determined largely by the mix of securities held by the Fund at any point in time.

PERFORMANCE


The following bar charts provide one indication of the risks of investing in the Funds by showing each Fund's performance for calendar years 1998 (or such calendar year after 1998 based on the Fund's commencement of operations) through 2002. Performance of Class A shares is shown.


ANNUAL TOTAL RETURNS

SMALL CAP GROWTH STOCK FUND
2000        9.75%
2001       -4.48%
2002      -19.12%

AGGRESSIVE GROWTH STOCK FUND
1998       13.98%
1999       51.68%
2000        5.74%
2001      -19.10%
2002      -21.20%

INTERNATIONAL EQUITY FUND
1998       -1.08%
1999       19.60%
2000       -1.44%
2001      -14.79%
2002      -16.75%

INDEX 400 STOCK FUND
2000       17.30%
2001       -1.10%
2002      -15.04%

GROWTH STOCK FUND
1998       27.47%
1999       25.21%
2000       -0.66%
2001      -15.90%
2002      -21.39%

LARGE CAP CORE STOCK FUND
1998       22.08%
1999        6.88%
2000       -7.28%
2001       -8.39%
2002      -28.48%

INDEX 500 STOCK FUND
1998       27.71%
1999       20.24%
2000       -9.50%
2001      -12.47%
2002      -22.66%

ASSET ALLOCATION FUND
1998       14.10%
1999       22.98%
2000        7.26%
2001       -6.38%
2002      -11.17%

HIGH YIELD BOND FUND
1998       -1.90%
1999       -0.31%
2000       -3.44%
2001        5.02%
2002       -3.29%

MUNICIPAL BOND FUND
1998        6.65%
1999       -2.15%
2000       12.30%
2001        5.40%
2002       10.15%

SELECT BOND FUND
1998        5.68%
1999        0.44%
2000       10.98%
2001        9.72%
2002       11.71%

Sales loads are not reflected in the bar charts. Returns would be less than those shown if sales loads were reflected.


The chart below shows the Funds' total returns for the period 12/31/02 - 9/30/03. The chart also shows the highest and lowest quarterly return for each Fund for the periods shown in the bar chart.

                                                  QUARTERLY TOTAL RETURNS

                                   TOTAL
                                  RETURN
                                 12/31/02
                                 -9/30/03       BEST QUARTER     WORST QUARTER
                                ------------  ----------------  ----------------

Small Cap Growth Stock Fund.       18.61%      22.02% (4Q/01)   -22.46% (3Q/01)
Aggressive Growth Stock Fund       13.65%      34.81% (4Q/99)   -23.14% (3Q/01)
International Equity Fund...       18.06%      14.11% (4Q/98)   -19.40% (3Q/02)
Index 400 Stock Fund........       18.89%      17.88% (4Q/01)   -16.57% (3Q/01)
Growth Stock Fund...........        8.20%      22.09% (4Q/98)   -14.71% (3Q/01)
Large Cap Core Stock Fund...        9.96%      21.43% (4Q/98)   -18.10% (3Q/02)
Index 500 Stock Fund........       13.98%      21.13% (4Q/98)   -17.32% (3Q/02)
Asset Allocation Fund.......       11.62%      14.63% (4Q/99)    -9.46% (3Q/01)
High Yield Bond Fund........       19.28%       6.47% (1Q/01)   -10.57% (3Q/98)
Municipal Bond Fund.........        3.35%       5.00% (3Q/02)    -1.86% (2Q/99)
Select Bond Fund............        5.25%       6.74% (3Q/02)    -0.80% (3Q/98)


AVERAGE ANNUAL RETURNS

The following table further illustrates the risks of investing in the Funds by showing how each Fund's average annual returns for the periods shown ending December 31, 2002, compare with the returns of certain indices that measure broad market performance. This table assumes that the maximum initial sales charge was paid for Class A shares and that the shares were redeemed at the end of the applicable period and the maximum contingent deferred sales charge was paid for Class B and Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for Class B and Class C shares will vary. The Funds' before and after-tax past performance is not necessarily an indication of how the Funds will perform in the future.


Further information about the performance of the Funds is contained in Mason Street Funds annual report to shareholders, which may be obtained without charge from your Registered Representative or by writing to the address or calling the phone number listed on p. 33.

                                                                Life Of Fund
                                      1 Year         5 Year     (annualized)*
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND
  CLASS A
  Return Before Taxes               -22.97%           N/A          6.39%
  Return After Taxes
   on Distributions                 -22.97%           N/A          4.02%
  Return After Taxes on
   Distributions and
   Sale of Fund Shares              -14.10%           N/A          4.16%

  CLASS B
  Return Before Taxes               -23.69%           N/A          6.48%

  CLASS C
  Return Before Taxes(2)            -20.48%           N/A          7.22%
  S&P Small Cap 600 Index(3)        -14.63%           N/A          2.10%
  Russell 2000 Index(4)             -20.48%           N/A         -1.66%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND
  CLASS A
  Return Before Taxes               -24.94%         2.12%          7.26%
  Return After Taxes
   on Distributions                 -24.94%         0.18%          5.18%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                   -15.32%         1.80%          5.89%

  CLASS B
  Return Before Taxes               -25.75%         2.14%          7.33%

  CLASS C
  Return Before Taxes(2)            -22.62%         2.42%          7.46%
  S&P MidCap 400 Index              -14.51%         6.41%         11.08%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  CLASS A
  Return Before Taxes               -20.74%        -4.66%         -4.34%
  Return After Taxes
   on Distributions                 -20.79%        -5.36%         -5.07%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                   -12.61%        -3.72%         -3.49%

  CLASS B
  Return Before Taxes               -21.41%        -4.69%         -4.29%

  CLASS C(1)
  Return Before Taxes(2)            -18.10%        -4.35%         -4.14%

  Morgan Stanley Capital
   International EAFE
   (Europe-Australasia-
   Far East) Index                  -15.66%        -2.70%         -1.75%

--------------------------------------------------------------------------------

                                                                Life Of Fund
                                      1 Year         5 Year     (annualized)*
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND
  CLASS A
  Return Before Taxes               -19.09%           N/A         -0.07%
  Return After Taxes
   on Distributions                 -19.60%           N/A         -1.94%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                   -11.47%           N/A         -0.79%

  CLASS B
  Return Before Taxes               -19.75%           N/A         -0.01%

  CLASS C(1)
  Return Before Taxes(2)            -16.45%           N/A          0.72%
  S&P MidCap 400 Index              -14.51%           N/A          1.67%
--------------------------------------------------------------------------------
GROWTH STOCK FUND
  CLASS A
  Return Before Taxes               -25.12%        -0.03%          4.43%
  Return After Taxes
   on Distributions                 -25.12%        -1.12%          3.23%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                   -15.42%        -0.10%          3.43%

  CLASS B
  Return Before Taxes               -25.87%        -0.03%          4.49%

  CLASS C
  Return Before Taxes(2)            -22.75%         0.31%          4.63%
  S&P 500(R) Index(5)               -22.10%        -0.58%          4.10%
--------------------------------------------------------------------------------
LARGE  CAP CORE STOCK FUND
  CLASS A
  Return Before Taxes               -31.87%        -5.47%         -0.72%
  Return After Taxes
   on Distributions                 -31.93%        -6.87%         -2.84%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                   -19.57%        -4.52%         -1.17%

  CLASS B
  Return Before Taxes               -32.49%        -5.46%         -0.65%

  CLASS C(1)
  Return Before Taxes(2)            -29.65%        -5.15%         -0.53%
  S&P 500(R) Index(5)               -22.10%        -0.58%          4.10%
--------------------------------------------------------------------------------

                                                                Life Of Fund
                                      1 Year         5 Year     (annualized)*
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND
  CLASS A
  Return Before Taxes               -26.36%        -2.17%          2.52%
  Return After Taxes
   on Distributions                 -26.57%        -2.68%          1.96%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                   -16.18%        -1.74%          1.98%

  CLASS B
  Return Before Taxes               -26.95%        -2.18%          2.62%

  CLASS C(1)
  Return Before Taxes(2)            -23.88%        -1.81%          2.77%
  S&P 500(R) Index(5)               -22.10%        -0.58%          4.10%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND
  CLASS A
  Return Before Taxes               -15.41%         3.57%          6.20%
  Return After Taxes
   on Distributions                 -16.07%         1.46%          4.02%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                    -9.46%         2.12%          4.22%

  CLASS B
  Return Before Taxes               -16.14%         3.55%          6.25%

  CLASS C
  Return Before Taxes(2)            -12.66%         3.86%          6.38%
  S&P 500(R) Index(5)               -22.10%        -0.58%          4.10%
  Merrill Lynch Domestic
   Master Index(6)                   10.41%         7.58%          8.37%
  Merrill Lynch 91-Day T-Bill
   Index(7)                           1.78%         4.48%          4.59%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
  CLASS A
  Return Before Taxes                -7.85%        -1.79%          1.29%
  Return After Taxes
   on Distributions                 -10.81%        -5.63%         -2.89%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                    -4.41%        -3.13%         -0.87%

  CLASS B
  Return Before Taxes                -8.46%        -1.73%          1.35%

  CLASS C
  Return Before Taxes(2)             -4.95%        -1.49%          1.44%
  Lehman Brothers High Yield
  Intermediate Market Index          -1.36%         0.22%          1.96%
--------------------------------------------------------------------------------

                                                                Life Of Fund
                                      1 Year         5 Year     (annualized)*
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND
  CLASS A
  Return Before Taxes                 4.95%         5.31%          6.43%
  Return After Taxes
   on Distributions                   4.52%         4.92%          6.01%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                     4.60%         4.91%          5.84%

  CLASS B
  Return Before Taxes                 4.34%         5.32%          6.48%

  CLASS C(1)
  Return Before Taxes(2)              8.34%         5.64%          6.61%
  Lehman Brothers Municipal
   Bond Index                         9.60%         6.06%          6.91%
--------------------------------------------------------------------------------
SELECT BOND FUND
  CLASS A
  Return Before Taxes                 6.38%         6.58%          7.58%
  Return After Taxes
   on Distributions                   3.38%         3.47%          4.16%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares                     3.90%         3.65%          4.30%

  CLASS B
  Return Before Taxes                 5.88%         6.60%          7.65%

  CLASS C
  Return Before Taxes(2)              9.88%         6.91%          7.77%
  Merrill Lynch Domestic
   Master Index(6)                   10.41%         7.58%          8.37%
--------------------------------------------------------------------------------

Index returns reflect no deductions for fees, expenses or taxes.

*The Funds commenced operations on March 31, 1997, except for the  Small Cap
 Growth Stock Fund and Index 400 Stock Fund, which commenced operations on July 12, 1999.

   (1) Class C Shares of this Fund are currently not offered to the public.

   (2) The returns shown are based on the restated historical performance of the Fund's Class B shares, adjusted to reflect the sales charges applicable to Class C shares.


   (3) The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of September 30, 2003, the 600 companies in the composite had a median market capitalization of approximately $529 million and total market value of approximately $382 billion. The SmallCap 600 represents approximately 3% of the market value of Compustat's database of over 11,500 equities.


   (4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the July 1, 2003 reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from approximately $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of such reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Russell 2000 Index had a total market capitalization range of approximately $1.2 billion to $117 million.

   (5) The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately three-fourths of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

   (6) The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

   (7) The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

EXPENSE INFORMATION

The expense tables and the Examples on pp. 12-13 are intended to help you understand the direct or indirect costs and expenses that you will bear as an investor in a Fund. Shareholder Transaction Expenses are charged to your account directly when you buy or sell shares. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for advisory services, distribution services and expenses relating to the maintenance of shareholder accounts, such as Transfer Agent, administrative and similar expenses.


                  SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)

                                      Class A        Class B        Class C
Maximum Sales Charge
on Purchases (as % of
Offering Price)                        4.75%          0.00%          0.00%
--------------------------------------------------------------------------------
Maximum Contingent
Deferred Sales Charge                  0.00%          5.00%          1.00%
--------------------------------------------------------------------------------
Redemption Fee                         None           None           None
--------------------------------------------------------------------------------
Exchange Fee                           None           None           None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)



FUND               SMALL CAP GROWTH  AGGRESSIVE GROWTH    INTERNATIONAL        INDEX 400           GROWTH         LARGE CAP CORE
                  CLASS  CLASS CLASS CLASS CLASS  CLASS CLASS CLASS CLASS  CLASS CLASS CLASS CLASS  CLASS CLASS CLASS CLASS  CLASS
Nasdaq Ticker       A      B     C     A     B      C     A     B    C(2)    A     B    C(2)   A      B     C     A     B    C(2)
Symbols           MSASX  MSBSX MSCHX MAGAX MAGHX  MAGKX MEQAX MEQBX  N/A   MSIAX MSIFX  N/A  MGSAX  MGSBX MGSCX MSKAX MSKBX   N/A

------------------------------------------------------------------------------------------------------------------------------------
Management Fees   0.85%  0.85% 0.85% 0.75% 0.75%  0.75% 0.85% 0.85% 0.85%  0.40% 0.40% 0.40% 0.75%  0.75% 0.75% 0.65% 0.65%  0.65%
------------------------------------------------------------------------------------------------------------------------------------
12b-1
Distribution
Fees              0.10%  0.75% 0.75% 0.10% 0.75%  0.75% 0.10% 0.75% 0.75%  0.10% 0.75% 0.75% 0.10%  0.75% 0.75% 0.10% 0.75%  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other
Expenses(3)       1.34%  1.34% 1.34% 0.70% 0.70%  0.70% 0.71% 0.71% 0.71%  0.67% 0.67% 0.67% 0.68%  0.68% 0.68% 0.64% 0.64%  0.64%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating
Expenses          2.29%  2.94% 2.94% 1.55% 2.20%  2.20% 1.66% 2.31% 2.31%  1.17% 1.82% 1.82% 1.53%  2.18% 2.18% 1.39% 2.04%  2.04%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver(4)     0.89%  0.89% 0.89% 0.25% 0.25%  0.25% 0.01% 0.01% 0.01%  0.22% 0.22% 0.22% 0.23%  0.23% 0.23% 0.19% 0.19%  0.19%
------------------------------------------------------------------------------------------------------------------------------------
Net Total
Operating
Expenses(4)       1.40%  2.05% 2.05% 1.30% 1.95%  1.95% 1.65% 2.30% 2.30%  0.95% 1.60% 1.60% 1.30%  1.95% 1.95% 1.20% 1.85%  1.85%
------------------------------------------------------------------------------------------------------------------------------------



FUND                     INDEX 500          ASSET ALLOCATION       HIGH YIELD BOND        MUNICIPAL BOND          SELECT BOND
                    CLASS  CLASS   CLASS  CLASS   CLASS  CLASS   CLASS  CLASS   CLASS  CLASS   CLASS  CLASS   CLASS  CLASS   CLASS
Nasdaq Ticker         A      B      C(2)    A       B      C       A      B       C      A       B     C(2)     A      B       C
Symbols             MISAX  MISBX    N/A   MASSX   MASVX  MASYX   MHYAX  MHYBX   MHYHX  MMBAX   MMDBX   N/A    MBDAX  MBDBX   MBDHX

------------------------------------------------------------------------------------------------------------------------------------
Management Fees     0.30%  0.30%   0.30%  0.70%   0.70%  0.70%   0.75%  0.75%   0.75%  0.30%   0.30%  0.30%   0.30%  0.30%   0.30%
------------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution
Fees                0.10%  0.75%   0.75%  0.10%   0.75%  0.75%   0.10%  0.75%   0.75%  0.10%   0.75%  0.75%   0.10%  0.75%   0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(3)   0.78%  0.78%   0.78%  0.78%   0.78%  0.78%   0.61%  0.61%   0.61%  0.53%   0.53%  0.53%   0.56%  0.56%   0.56%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating
Expenses            1.18%  1.83%   1.83%  1.58%   2.23%  2.23%   1.46%  2.11%   2.11%  0.93%   1.58%  1.58%   0.96%  1.61%   1.61%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver(4)       0.33%  0.33%   0.33%  0.23%   0.23%  0.23%   0.16%  0.16%   0.16%  0.08%   0.08%  0.08%   0.11%  0.11%   0.11%
------------------------------------------------------------------------------------------------------------------------------------
Net Total
Operating
Expenses (4)        0.85%  1.50%   1.50%  1.35%   2.00%  2.00%   1.30%  1.95%   1.95%  0.85%   1.50%  1.50%   0.85%  1.50%   1.50%
------------------------------------------------------------------------------------------------------------------------------------

(1) An annual custodial fee of $15 per account is charged to investors who maintain IRA accounts, which if not paid by the investor, may be charged against the assets of the account.

(2)  Class C shares of this Fund are currently not offered to the public.

(3) Other Expenses include a 0.25% shareholder servicing fee on Class A, Class B and Class C shares.


(4) MSA and its affiliates have contractually agreed to waive their fees and absorb certain other operating expenses, until at least March 31, 2006, to the extent necessary so that Net Total Operating Expenses will not exceed the amount shown for each Fund. The contractual fee waiver may not be unilaterally altered by MSA or its affiliates.

Expense Examples

These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. The Examples assume you pay the maximum sales charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




FUND                                 1 YEAR                   3 YEARS                   5 YEARS                  10 YEARS
                           CLASS A  CLASS B CLASS C* CLASS A CLASS B  CLASS C* CLASS A  CLASS B CLASS C* CLASS A  CLASS B CLASS C*
Small Cap Growth Stock Fund  $611     $708     $308   $897  $  943     $643   $1,395   $1,498  $1,298   $2,764   $2,900   $3,056
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Fund $601     $698     $298   $868  $  912     $612   $1,208   $1,307  $1,107   $2,168   $2,306   $2,472
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund    $635     $733     $333   $971  $1,018     $718   $1,331   $1,432  $1,232   $2,344   $2,481   $2,643
------------------------------------------------------------------------------------------------------------------------------------
Index 400 Stock Fund         $567     $663     $263   $763  $  805     $505   $1,024   $1,120  $  920   $1,769   $1,908   $2,080
------------------------------------------------------------------------------------------------------------------------------------
Growth Stock Fund            $601     $698     $298   $868  $  912     $612   $1,204   $1,303  $1,103   $2,153   $2,290   $2,456
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Stock Fund    $591     $688     $288   $838  $  882     $582   $1,145   $1,243  $1,043   $2,014   $2,153   $2,321
------------------------------------------------------------------------------------------------------------------------------------
Index 500 Stock Fund         $558     $653     $253   $733  $  774     $474   $  997   $1,092  $  893   $1,750   $1,890   $2,062
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund        $606     $703     $303   $882  $  927     $627   $1,229   $1,328  $1,128   $2,205   $2,343   $2,507
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund         $601     $698     $298   $868  $  912     $612   $1,189   $1,287  $1,087   $2,097   $2,235   $2,401
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund          $558     $653     $253   $733  $  774     $474   $  942   $1,037  $  837   $1,542   $1,682   $1,857
------------------------------------------------------------------------------------------------------------------------------------
Select Bond Fund             $558     $653     $253   $733  $  774     $474   $  948   $1,043  $  843   $1,567   $1,707   $1,882



* The International Equity Fund, Index 400 Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund and Municipal Bond Fund do not currently offer Class C shares to the public.

Using the same assumptions as for the first table but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses for Class B and Class C shares:



Fund                                       1 Year                 3 Years                 5 Years                  10 Years
                                    Class B    Class C*     Class B     Class C*    Class B      Class C*     Class B      Class C*
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND          $208        $208        $643         $643       $1,298       $1,298      $2,900       $3,056
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND         $198        $198        $612         $612       $1,107       $1,107      $2,306       $2,472
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND            $233        $233        $718         $718       $1,232       $1,232      $2,481       $2,643
------------------------------------------------------------------------------------------------------------------------------------
INDEX 400 STOCK FUND                 $163        $163        $505         $505       $  920       $  920      $1,908       $2,080
------------------------------------------------------------------------------------------------------------------------------------
GROWTH STOCK FUND                    $198        $198        $612         $612       $1,103       $1,103      $2,290       $2,456
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND            $188        $188        $582         $582       $1,043       $1,043      $2,153       $2,321
------------------------------------------------------------------------------------------------------------------------------------
INDEX 500 STOCK FUND                 $153        $153        $474         $474       $  893       $  893      $1,890       $2,062
------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND                $203        $203        $627         $627       $1,128       $1,128      $2,343       $2,507
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND                 $198        $198        $612         $612       $1,087       $1,087      $2,235       $2,401
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                  $153        $153        $474         $474       $  837       $  837      $1,682       $1,857
------------------------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND                     $153        $153        $474         $474       $  843       $  843      $1,707       $1,882
------------------------------------------------------------------------------------------------------------------------------------


* The International Equity Fund, Index 400 Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund and Municipal Bond Fund do not currently offer Class C shares to the public.

The Examples should not be considered a representation of past or future returns or expenses, which may be more or less than those shown.

ABOUT THE ADVISORS

Mason Street Advisors, LLC ("MSA") is the investment advisor to the Funds. MSA is a wholly-owned company of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), the fourth largest life insurance company in the U.S., with more than $100 billion in assets. Founded in 1857, Northwestern Mutual is the most admired company in its industry according to an annual Fortune Magazine survey published in 2003. Headquartered in Milwaukee, Wisconsin, Northwestern Mutual has developed its reputation by providing excellence in both financial management and personal service over the past 146 years. In addition to the Funds, MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have been responsible for directing the investments of Northwestern Mutual Series Fund, Inc. ("Series Fund"), which serves as the investment fund for Northwestern Mutual's variable annuity and life insurance contracts.

Templeton Investment Counsel, LLC ("Templeton") is the subadvisor for the International Equity Fund.

DESCRIPTION OF CLASSES OF SHARES


To provide you with more flexibility, each Fund has adopted a purchase program that offers you up to three alternative ways to purchase shares, Class A, Class B or Class C, each with a different combination of sales charges, ongoing fees, eligibility requirements and other features. Each Fund offers Class A and Class B shares. Class C shares are currently offered for purchase by the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund, Asset Allocation Fund, High Yield Bond Fund and Select Bond Fund. This program is designed to permit you to choose the method of purchasing shares that you believe is most beneficial given the amounts of your investment and current holdings of Fund shares, the length of time you expect to hold your investment and other relevant circumstances. See "Which Option is Right for You" on page 27.

Under the purchase program, Class A shares may be purchased subject to an initial sales charge. Class B shares and Class C shares are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge at the time they are sold. Please see "Buying and Selling Fund Shares" on p. 26 for a description of the specific sales charges or contingent deferred sales charges which might apply to your purchase.


------------------------------------------------------------------------------


T  H  E    F  U  N  D  S    I  N    D  E  T  A  I  L


The part of this section titled "More About the Funds' Investment Objectives and Strategies" takes a closer look at the Funds' investment objectives, each of their principal investment strategies and the securities that may be purchased. The part of this section titled "More About Risks" further describes the risks associated with such securities, including risks associated with stocks, debt instruments (including high yield securities) and foreign securities. As with any mutual fund, there is no assurance that a Fund will achieve its objective.


The investment objective of each Fund is "fundamental" and may not be changed without a shareholder vote. All other policies, unless noted as "fundamental," may be changed by Mason Street Funds' Board of Directors without a vote of the shareholders. This allows for flexibility in the management of the Funds, for example, to permit investments in new types of instruments. You will be notified of any changes that are material.

In investing Fund assets, each Fund will follow the general policies listed below. To a lesser degree and subject to certain Fund specific limits discussed herein and in the Statement of Additional Information, the Funds may invest in other types of domestic and foreign securities, and use other investment strategies that are described in the Glossary and Statement of Additional Information. Except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

The investment horizon is the amount of time you should plan to hold your investment in a Fund to increase the likelihood of achieving the Fund's objective.


MORE ABOUT THE FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES


STOCK FUNDS CATEGORY

Stock Funds Summary

INVESTMENT OBJECTIVE:
-------------------------------------------------------------------------------
   Small Cap Growth Stock Fund
   Aggressive Growth Stock Fund
   International Equity Fund      ->  Growth of Capital
   Growth Stock Fund
-------------------------------------------------------------------------------
   Large Cap Core Stock Fund      ->  Growth of
                                      Capital and Income
-------------------------------------------------------------------------------
                                      Approximate the
   Index 500 Stock Fund           ->  S&P 500(R) Index
                                      Performance
-------------------------------------------------------------------------------

   Index 400 Stock Fund           ->  Approximate the S&P MidCap
                                      400 Index Performance
-------------------------------------------------------------------------------

PRIMARY HOLDINGS:  Common Stocks

SHAREHOLDER'S INVESTMENT HORIZON:  Long-term

WHO MAY WANT TO INVEST: These Funds may be appropriate for investors who are willing to tolerate stock market fluctuations in return for potentially high long-term returns. These Funds are designed for those looking for long-term growth potential.

The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investments in foreign securities may involve additional risks not present when investing in comparable domestic securities.

Small Cap Growth Stock Fund


The investment objective of the Small Cap Growth Stock Fund is to achieve long-term growth of capital. The Fund will seek to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential. These companies, for the most part, are small capitalization companies whose stock may experience substantial price volatility.


The investment process involves detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables used in the analysis.


Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in small cap stocks. For this purpose, small cap is defined as stocks with market capitalizations of less than that of the largest stock in the Standard & Poor's Small Cap 600 Index. The market cap of companies in the Fund and the Index will change over time due to market forces and periodic rebalancing of the Index. However, the Fund will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the S&P's SmallCap 600 Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in that Index.





Aggressive Growth Stock Fund

The investment objective of the Aggressive Growth Stock Fund is long-term growth of capital. The Fund will seek to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential. These companies, for the most part, are smaller and mid-sized companies and may also be newer companies whose stock may experience substantial price volatility. The investment process involves detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables used in the analysis.


Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.


International Equity Fund


The investment objective of the International Equity Fund is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in equity securities of companies outside the U.S. The Fund will invest at least 65% of its net assets in securities of issuers in a minimum of three countries outside the U.S. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund's investments in equity securities may include small, medium and large capitalization issuers.


The strategy for the Fund will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Fund's manager will focus on the market price of a company's securities in relation to the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The International Equity Fund has an unlimited right to purchase securities in any foreign country, developed or undeveloped. You should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, particularly those in developing countries, which are in addition to the usual risks inherent in domestic investments. See "Foreign Securities" on p. 22.

Index 400 Stock Fund

The investment objective of the Index 400 Stock Fund is to achieve investment results that approximate the performance of the S&P MidCap 400 Index. The Fund will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index in proportion to their weightings in the Index.

The S&P MidCap 400 Index* is composed of 400 common stocks. The companies included in the S&P MidCap 400 Index are generally smaller than those that comprise the S&P 500(R) Index. See the description of the Index 500 Stock Fund below.

The S&P MidCap 400 Index does not include the very large issues that account for most of the weighting in the S&P 500(R) Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. A few are smaller and a few are larger.

The Index 400 Stock Fund will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Fund's objective. The Fund will, to the extent feasible, remain fully invested and will normally hold at least 375 of the 400 issues that comprise the S&P MidCap 400 Index. The Fund will not buy stocks that are not in the S&P MidCap 400 Index and will seek to sell such stocks in an orderly manner in the event of changes in the Index or spin-offs.

The Index 400 Stock Fund's ability to match the performance of the S&P MidCap 400 Index will be affected to some extent by the size and timing of cash flows into and out of the Fund. The Fund will be managed with a view to reducing such effects.


To track its target Index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest in stock futures.


Growth Stock Fund


The investment objective of the Growth Stock Fund is long-term growth of capital. A secondary objective is to seek current income. The Fund will seek to achieve this objective by investing primarily in the equity securities of companies selected for their growth potential. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.


The Growth Stock Fund invests primarily in equity securities of well-established companies, with emphasis placed on high-quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis.

The market capitalization of companies the Fund may invest in is not limited by size, but the Fund will generally invest in medium- and large-sized companies. The aim of the Fund is to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups and companies.

Large Cap Core Stock Fund


The investment objective of the Large Cap Core Stock Fund is long-term growth of capital and income. The Fund seeks to achieve these objectives consistent with reasonable investment risk. Ordinarily, the Fund pursues its investment objectives by investing primarily in equity securities of large capitalization companies. The Fund will favor dividend-paying common stocks but may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in large cap stocks.


The Fund is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in large-sized companies. For this purpose, large capitalization equity investments are those whose market capitalizations are above the largest stock in the bottom quartile of the S&P 500(R)Index. The market cap of companies in the Fund and the Index will change over time due to market forces and the periodic rebalancing of the Index. However, the Fund will not sell a stock just because the company has fallen to a market capitalization below that of the largest stock in the bottom quartile of the S&P 500(R) Index and, on occasion, may purchase companies with a market capitalization below that of the largest stock in the bottom quartile of that Index.

In managing the Fund, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the manager of the Fund will normally strive for gross income for the Fund at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500(R) Index, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Fund may be broadly diversified, potentially reflecting all sectors of the S&P 500(R) Index and not just growth sectors. Economic outlook determines the relative attractiveness of market sectors and sector weights may differ from those in the S&P 500(R) Index, reflecting economic outlook.

In selecting securities, the manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.




Index 500 Stock Fund

The investment objective of the Index 500 Stock Fund is to achieve investment results that approximate the performance of the S&P 500(R) Index. The Fund will attempt to meet this objective by investing in stocks included in the S&P 500(R) Index in proportion to their weightings in the Index.

The S&P 500(R) Index* is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly-traded common stocks in the U.S.

The Index 500 Stock Fund will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Fund's objective. The Fund will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500(R) Index. The Fund will not buy stocks that are not in the S&P 500(R) Index and will seek to sell such stocks in an orderly manner in the event of changes in the Index or spin-offs.

The Index 500 Stock Fund's ability to match the performance of the S&P 500(R) Index will be affected to some extent by the size and timing of cash flows into and out of the Fund. The Fund will be managed with a view to reducing such effects.


To track its target Index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest in stock futures.


* "Standard & Poor's(R)," "S&P(R)," "S&P MidCap 400 Index," "Standard & Poor's Mid Cap 400 Index," "S&P 500(R)," and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company and Mason Street Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Other Investments - Stock Funds


The Stock Funds' investments in equity securities may include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to investments in equity securities, a portion of the Stock Funds' assets may be invested in cash or high-quality, short-term debt securities. When adverse conditions exist a Stock Fund may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the equity securities in which it ordinarily invests.

To a lesser degree, the Stock Funds may invest in other types of securities and use other non-principal investment strategies that are described in the Glossary. For a description of these instruments and their risks, see the Glossary and Statement of Additional Information.





MULTI-ASSET FUND CATEGORY

Asset Allocation Fund Summary

INVESTMENT OBJECTIVE:  Total Return

PRIMARY HOLDINGS:  Common Stocks and Fixed Income Securities

SHAREHOLDER'S INVESTMENT HORIZON:  Long-term

WHO MAY WANT TO INVEST: This Fund may be appropriate for investors who seek a combination of growth of capital and income, and are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Asset Allocation Fund is designed for investors who want their investments actively managed among the major asset classes in pursuit of potentially high total return. It is not designed for an investor who wishes to have a consistent level of income.

The value of the Fund's investments and income will vary from day to day, and generally reflect market conditions, interest rates, and other company, political or economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater appreciation potential than other types of securities. The prices of fixed income securities generally move in the opposite direction from interest rates. Investments in foreign securities may involve additional risks not present when investing in comparable domestic securities.

Asset Allocation Fund

The investment objective of the Asset Allocation Fund is to realize as high a level of total return as is consistent with reasonable investment risk. The Fund seeks to achieve its objective primarily through a flexible policy of allocating assets among equity securities, debt securities and cash or cash equivalents.

Under normal market conditions, the Fund's net assets will be allocated according to a benchmark of 45-75% equities, 20-50% debt and 0-20% cash. MSA intends to actively manage the Fund's assets, maintaining a balance over time between investment opportunities and their associated risks. In response to changing market and economic conditions, MSA may reallocate the Fund's net assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, MSA may under-allocate or over-allocate the Fund's net assets in a particular category.


Up to 100% of the Fund's net assets may be invested in cash or money market instruments. No minimum percentage has been established for any investment category.

The equity portion of the portfolio may be invested in any of the types of securities eligible for the Stock Funds, including foreign securities. To take advantage of investment opportunities around the world, the Fund will normally invest 0-30% of its net assets in foreign securities (including both direct investments and depositary receipts) but will not invest more than 50% of its net assets in foreign securities. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. See "Foreign Securities" p. 22.

The debt portion of the portfolio may be invested in any of the types of securities eligible for the Select Bond Fund or the High Yield Bond Fund. Debt securities purchased by the Fund will be primarily investment-grade debt obligations, although the Fund may invest up to 20% of its total assets in noninvestment-grade debt obligations. For a discussion of the risks involved in these securities see "High Yield Debt Securities" on p. 22.

The cash portion of the Fund may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit and time deposits. The Fund may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

Within the asset-allocation categories described above, MSA will allocate the Fund's investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, MSA will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors.


To a lesser degree, the Fund may invest in other types of securities and use other non-principal investment strategies that are described in the Glossary. For a description of these instruments, strategies and their risks, see the Glossary and Statement of Additional Information.


The Fund may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs.

BOND FUNDS CATEGORY

Bond Funds Summary

INVESTMENT OBJECTIVE:

-------------------------------------------------------------------------------
                                      High Current Income
High Yield Bond Fund              ->  and Capital Appreciation
-------------------------------------------------------------------------------
                                      High Level of Current
Municipal Bond Fund               ->  Income Exempt from
                                      Federal Income Taxes
                                      and Preservation of Capital
-------------------------------------------------------------------------------
                                      High Income and
Select Bond Fund                  ->  Capital Appreciation
                                      Consistent with
                                      Preservation of Capital
-------------------------------------------------------------------------------

PRIMARY HOLDINGS:
-------------------------------------------------------------------------------
                                      Corporate Bonds -
High Yield Bond Fund              ->  Noninvestment-Grade
-------------------------------------------------------------------------------
Municipal Bond Fund               ->  Municipal Securities
-------------------------------------------------------------------------------
                                      Corporate Bonds -
Select Bond Fund                  ->  Investment-Grade
-------------------------------------------------------------------------------

SHAREHOLDER'S INVESTMENT HORIZON:
Intermediate- to Long-term

WHO MAY WANT TO INVEST: The Funds are designed for investors who primarily seek current income.

THE HIGH YIELD BOND FUND is designed for investors who are willing to accept higher levels of credit and market risks in return for potentially higher return. Because of these risks, this Fund is not appropriate for short-term investment purposes.

THE MUNICIPAL BOND FUND is designed for investors who want income that is exempt from regular federal income tax and are willing to accept higher interest rate risk and moderate credit risks.

THE SELECT BOND FUND is designed for investors who want moderate levels of interest rate and credit risks while seeking high current income.

A fundamental risk associated with any fund investing in debt securities is that debt securities tend to decline in value when interest rates rise. This effect is generally greater for longer-term bonds, but they generally offer higher yields to compensate for these risks. In addition, securities that permit pre-payment have the risk that they will be paid during periods when interest rates are falling, which generally results in the proceeds being invested at a lower rate of return.

High Yield Bond Fund


The investment objective of the High Yield Bond Fund is high current income and capital appreciation. The High Yield Bond Fund seeks to achieve its objective by investing primarily in a diversified selection of noninvestment-grade debt. Non-investment-grade debt securities are securities rated below investment-grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") (i.e., BB+ or lower by Standard & Poor's or Ba1 or lower by Moody's), or if unrated, determined by the Fund's advisor or sub-advisor to be of comparable quality. A description of the NRSRO ratings is included in the Statement of Additional Information. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield, noninvestment-grade debt investments.


The Fund may invest in all types of debt investments, including:

o corporate debt securities, including convertible securities and preferred stock;




o  obligations of international agencies or supranational entities;




o  loan participations and assignments;




o indexed/structured securities (including hybrid securities, event linked bonds and trust certificates);

o money market instruments, such as commercial paper, time deposits, banker's acceptances, repurchase agreements and reverse repurchase agreements;




o  zero coupon, pay-in-kind, step, strip or tender option bonds; and

o  Rule 144A securities.

The securities in which the Fund primarily invests are considered speculative and are sometimes known as "junk bonds." These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers. High-yield debt securities usually present greater risk of loss of income and principal than higher rated securities. Investors in the Fund should carefully consider these risks and should understand that high-yield debt securities are not appropriate for short-term investment purposes. For a discussion of the risks involved in these securities see "High Yield Debt Securities" on p. 22.


The primary investment strategy of the High Yield Bond Fund is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high-yield market. The success of this strategy depends on the manager's analytical and portfolio management skills. These skills are more important in the selection of high-yield/high-risk securities than would be the case with a portfolio of investment-grade bonds. In selecting securities, the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return. The manager of the Fund seeks to reduce the volatility of these securities through careful evaluation of credit and market risk and diversification of the Fund's investments.


The value of the securities held by the Fund will be directly affected by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower-rated securities are more likely to react to developments affecting credit and market risk than are more highly rated securities. In addition, the secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities.




Municipal Bond Fund

The investment objective of the Municipal Bond Fund is a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Fund invests primarily in a diversified portfolio of investment-grade municipal obligations.


Municipal obligations are debt obligations issued by states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is exempt from federal income tax. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. The Fund may invest in pre-refunded municipal bonds.

Normally the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in municipal obligations, exempt from federal taxes. However, taxable debt securities are also permitted for investment. Taxable debt may exceed 20% at times for temporary defensive purposes, with no maximum percentage. When adverse market conditions exist the Municipal Bond Fund may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the municipal bonds in which it ordinarily invests. At least 80% of the value of the Fund's net assets, plus any borrowings for investment purposes, will be invested in (1) securities rated in the top four categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"), such as Moody's or Standard & Poor's(R) Ratings Group ("S&P(R)"), or (2) commercial paper rated in the top two categories by a NRSRO; or (3) cash or cash equivalents. A description of the NRSRO ratings is included in the Statement of Additional Information. Up to 20% of the value of the Fund's net assets may be invested in lower-rated securities (below investment-grade). For a discussion of the risks involved in these securities see "High Yield Debt Securities" on p. 22. The Fund also may invest in securities which, while not rated, are determined by the advisor or sub-advisor to be of comparable quality to those rated securities in which the Fund may invest. For purposes of the 80% requirement described in this paragraph, such unrated securities shall be deemed to have the ratings so determined.


While the Fund has no security maturity restrictions, its average maturity will normally be ten years or longer.

The Fund may invest up to 30% of the value of its net assets in alternative minimum tax ("AMT") bonds. AMT bonds are tax-exempt "private activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.


The Fund may enter into interest rate futures contracts for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return. Use of such derivative instruments may give rise to taxable income.




The Municipal Bond Fund may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs and the realization of tax gains and losses.

Select Bond Fund

The investment objective of the Select Bond Fund is as high a level of income and capital appreciation as is consistent with preservation of shareholders' capital.


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of investment-grade debt securities with maturities exceeding one year. Investment-grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") (i.e., BBB- or higher by Standard and Poor's or Baa3 or higher by Moody's), or, if unrated, determined by the Fund's advisor or sub-advisor to be of comparable quality. A description of the NRSRO ratings is included in the Statement of Additional Information. The Fund will limit its investment in noninvestment-grade, high-yield/high-risk bonds to 20% or less of its net assets. For a discussion of the risks involved in these securities see "High Yield Debt Securities" on p. 22.


In selecting securities for the Fund, the advisor develops an outlook for interest rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the advisor's outlook for the economy, the financial markets and other factors.

The Fund may invest in all types of debt investments, including:

o corporate debt securities, including convertible securities and preferred stock;

o government securities, including debt securities issued by state and local governments and their agencies, subdivisions, authorities and other government sponsored enterprises;




o pass-through securities (including mortgage- and asset-backed securities);

o  loan participations and assignments;

o  dollar roll transactions;

o indexed/structured securities (including hybrid securities, event linked bonds and trust certificates);

o money market instruments, such as commercial paper, time deposits, banker's acceptances, repurchase agreements and reverse repurchase agreements;


o derivative instruments, such as futures and swaps for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return;


o  zero coupon, pay-in-kind, step, strip or tender option bonds; and

o  Rule 144A securities.

The Fund may invest in securities purchased on a when issued, delayed delivery or forward commitment basis. The Fund also may invest up to 30% of its net assets in foreign securities consistent with its investment objective, including foreign securities denominated in a foreign currency and not publicly traded in the U.S. and U.S. currency denominated foreign securities.


The Select Bond Fund may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs and the realization of tax gains and losses.

Other Investments - Bond Funds


To a lesser degree, the Bond Funds may invest in other types of securities and use other non-principal investment strategies that are described in the Glossary. For a description of these instruments, strategies and their risks, see the Glossary and Statement of Additional Information.

Temporary or Defensive Measures

All of the Funds, except the Index 500 Stock and Index 400 Stock Funds, may, for temporary or defensive purposes, invest up to 100% of their total assets in cash or high-quality, short-term debt securities. To the extent that a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

Securities Lending

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see the Statement of Additional Information for further details. When a Fund lends portfolio securities, its investment performance continues to reflect changes in the value of the securities loaned, and the Fund also will receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

MORE ABOUT RISKS


The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Risks for Stocks

Stock prices have historically outperformed other asset classes over the long term, but stock prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the stock market as a whole. Risks include adverse general economic conditions as well as adverse financial experience of industries and companies. These risks apply primarily for the Stock Funds and the Asset Allocation Fund.

GROWTH STOCKS are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. These risks are presented primarily for the Small Cap Growth Stock, Aggressive Growth Stock, Large Cap Core Stock and Growth Stock Funds. These risks may also affect the performance of the other Stock Funds and the Asset Allocation Fund.

VALUE STOCKS are selected because they seem attractively priced. The main risks are that the relatively low price for a stock may turn out to reflect low value or low growth potential, or the market may not recognize the real value of the stock for a long time. These risks are presented primarily for the Large Cap Core Stock and International Equity Funds. These risks may also affect the performance of the other Stock Funds and the Asset Allocation Fund.

SMALL CAP STOCKS may involve greater risks because smaller companies often have a limited track record, narrower markets and more limited managerial and financial resources than larger, more established companies. The prices of these stocks tend to be more volatile and the issuers face greater risk of business failure. These risks are presented primarily for the Small Cap Growth Stock Fund.


PREFERRED STOCKS often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.


INITIAL PUBLIC OFFERINGS ("IPOS") may present greater risks than other investments in stocks because the issuers have no track record as public companies. The impact of IPO investments may be substantial and positive for a relatively small Fund during periods when the IPO market is strong. IPOs may have less performance impact as a Fund's assets grow. These considerations are most relevant in assessing the performance of all Funds that invest primarily in equity securities.

Risks for Debt Investments

INTEREST RATE RISK Prices of debt investments rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. This effect is greater for investments with longer-term maturities, and relatively minor for short-term cash instruments that are about to mature. Interest rate risk is presented primarily for the High Yield Bond, Municipal Bond and Select Bond Funds and the Asset Allocation Fund.

CREDIT RISK Prices of debt investments reflect the risk of default. The credit rating assigned to a debt investment generally reflects the credit risk. High-yield investments present more credit risk than investment-grade issues. High yield credit risk is presented primarily for the High Yield Bond Fund and to a lesser degree for the Select Bond Fund, Municipal Bond Fund and the Asset Allocation Fund.

MORTGAGE RISK A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to pre-payment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. Mortgage risk is presented most clearly by the operations of the High Yield Bond and Select Bond Funds. This risk may also affect the performance of the other Funds that invest in mortgage-related securities.

HIGH-YIELD DEBT SECURITIES These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High-yield fixed income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed income securities market. The yield and price of medium- to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, Mason Street Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund's NAV. In the absence of readily available market quotations, high yield/high risk securities will be valued by Mason Street Funds' Board of Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Board of Directors' judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.


U.S. AGENCY SECURITIES Unlike direct obligations of the U.S. government, securities that are issued by federal agencies and government sponsored entities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.


Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as ADRs, but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

CURRENCY RISK Funds that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund.

POLITICAL AND ECONOMIC RISK Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

REGULATORY RISK In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

MARKET RISKS Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

TRANSACTION COSTS Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

PARTICULAR RISKS FOR DEVELOPING COUNTRIES In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Risk for Derivatives

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. These risks are a consideration for all the Funds.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios' securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Funds will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's securities holdings. These risks are a consideration for all the Funds.

Asset Allocation Risk

In addition to the risks involved with each kind of security there is the risk that an investor will hold the wrong mix of securities at any point in time. This risk is especially important for the Asset Allocation Fund, but it is a consideration for all of the Funds. It is also likely to be the most important consideration for you as an individual investor.




Risks for All Securities

LIQUIDITY RISK The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. Iliquidity may make it difficult for a Fund to buy or sell a security or to price the security fairly. Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Directors, certain restricted securities may be deemed to be liquid and will not be counted toward the 15% limit.

MARKET RISK The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund's investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors.

MANAGEMENT RISK The strategy used by the Fund's advisor or subadvisor may fail to produce the intended results.




--------------------------------------------------------------------------------

M  A  N  A  G  E  M  E  N  T   O  F   T  H  E   F  U  N  D  S

INVESTMENT ADVISORS

All Funds

The Funds' investment advisor is MSA, a wholly-owned company of Northwestern Mutual. The address of MSA is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA and its predecessor Northwestern Mutual Investment Services, LLC, have served as investment advisor to each of the mutual funds sponsored by Northwestern Mutual, including Northwestern Mutual Series Fund, Inc., subject to the supervision and control of the Board of Directors of the Funds, since their incorporation. MSA provides investment advice and recommendations regarding the purchase and sale of securities for the Funds. The personnel and related facilities of Northwestern Mutual and MSA are utilized by MSA in performing its investment advisory functions. For the Fund identified below, MSA has retained a subadvisor to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general control of the advisor and the Board of Directors of Mason Street Funds.

International Equity Fund

Templeton, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the subadvisor for the International Equity Fund.

FUND MANAGERS

MARK G. DOLL President and Director of Mason Street Advisors, LLC, and Senior Vice President of Northwestern Mutual, joined Northwestern Mutual in 1972 and holds a B.A. and an M.B.A. degree from the University of Wisconsin-Milwaukee. He is a Chartered Financial Analyst. Mr. Doll is responsible for supervision of investment management for all of the Funds. He is also responsible for the publicly traded investments of Northwestern Mutual, and for investment management of the Balanced Portfolio of the Series Fund.

PATRICIA L. VAN KAMPEN Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual, and for investment management of the equity portion of the Balanced Portfolio of the Series Fund.

WILLIAM R. WALKER Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1984. Prior to that, he worked for the Chicago Board Options Exchange, the Milwaukee Company and Armco Insurance. Mr. Walker is a Chartered Financial Analyst and holds a B.S. degree from Marquette University and an M.B.A. from Miami of Ohio. He has primary responsibility for the management of the Small Cap Growth Stock Fund and the Aggressive Growth Stock Fund. He also has primary responsibility for the Small Cap Growth and Aggressive Growth Stock Portfolios of the Series Fund.

STEVEN P. SWANSON Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson is the head of the high yield division of Mason Street Advisors, LLC, and manages the high yield fixed income securities of Northwestern Mutual. Mr. Swanson manages the High Yield Bond Fund and the High Yield Bond Portfolio of the Series Fund.

VARUN MEHTA Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1997. Prior to joining Northwestern Mutual, Mr. Mehta was with the Ameritech Investment Management Department serving as Portfolio Manager - Fixed Income and, previously, as Portfolio Research Manager - Fixed Income. Mr. Mehta has his undergraduate degree from the University of Bombay. He received a Masters degree in Business Management from the Indian Institute of Management and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Mehta is a Chartered Financial Analyst. He manages the Select Bond Fund. He also has primary investment responsibility for the Select Bond Portfolio of the Series Fund, the fixed income securities of the Balanced Portfolio of the Series Fund and various fixed income portfolios of Northwestern Mutual.

RONALD C. ALBERTS  Director of Mason Street Advisors, LLC, joined
Northwestern Mutual in 1984. He received a B.A. degree from Carroll College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Mr. Alberts is responsible for the Municipal Bond Fund as well as management of other client accounts.

DAVID R. KEULER Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1991 and is responsible for investment management of the Asset Allocation Fund. Mr. Keuler co-manages the Growth Stock Fund. He received a B.A. degree from Boston University in 1983 and an M.B.A. from Indiana University in 1988. He is a Chartered Financial Analyst. Mr. Keuler also coordinates the team that manages the Asset Allocation Portfolio of the Series Fund, as well as co-manages the Growth Stock Portfolio of the Series Fund. He also manages various equity portfolios of Northwestern Mutual.

MICHAEL P. JOHNSON Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1984, and holds a B.B.A. degree from the University of Wisconsin-Whitewater and an M.S. in finance from the University of Wisconsin-Milwaukee. Mr. Johnson is a Chartered Financial Analyst and co-manages the Growth Stock Fund. He also co-manages the Growth Stock Portfolio of the Series Fund and other MSA equity accounts.

CINDY L. JACKSON Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1990. She received a B.B.A. degree from the University of Wisconsin-Eau Claire and an M.B.A. from the University of Wisconsin-Madison. Ms. Jackson is a Chartered Financial Analyst and has primary responsibility for the Large Cap Core Stock Fund and for the Large Cap Core Stock Portfolio of the Series Fund, and also manages other MSA equity accounts.

WILLIAM T. HOWARD Executive Vice President, Portfolio Management/Research of Templeton Investment Counsel, LLC, manages the International Equity Fund. He joined Templeton Investment Counsel in 1993 and has more than 16 years experience managing institutional portfolios. Mr. Howard holds a B.A. degree, with honors, from Rhodes College and an M.B.A. from Emory
University.  He is a Chartered Financial

Analyst. He also manages the Franklin Templeton International Equity Portfolio of the Series Fund.

Investment Advisory Fees

Each Fund pays MSA an annual fee, payable in monthly installments, for investment advisory services. The investment advisory agreement describes the services to be provided and the fee to be paid, which is at an annual rate based on the average daily net assets of the Fund according to the following schedule:

Fund                                Fee


Small Cap Growth Stock Fund        0.85%
----------------------------------------
Aggressive Growth Stock Fund       0.75%
----------------------------------------
International Equity Fund          0.85%
----------------------------------------
Index 400 Stock Fund               0.40%
----------------------------------------
Growth Stock Fund                  0.75%
----------------------------------------
Large Cap Core Stock Fund          0.65%
----------------------------------------
Index 500 Stock Fund               0.30%
----------------------------------------
Asset Allocation Fund              0.70%
----------------------------------------
High Yield Bond Fund               0.75%
----------------------------------------
Municipal Bond Fund                0.30%
----------------------------------------
Select Bond Fund                   0.30%
----------------------------------------


For the International Equity Fund, MSA pays the subadvisor at the annual rate of 0.50% of assets, reduced to 0.40% on assets over $100 million. The breakpoint for the fees paid to the subadvisor is based on the aggregate assets of the Fund and the corresponding Portfolio of the Series Fund.

MSA and its affiliates have agreed to waive their fees or reimburse each Fund for expenses if the Total Operating Expenses of the Fund exceed the Net Total Operating Expenses set forth in the table on p. 12 in the fiscal years through March 31, 2004.

OTHER SERVICE PROVIDERS

The following parties provide the Funds with administrative and other services:

Transfer Agent

Boston Financial Data Services ("BFDS")
P.O. Box 219419
Kansas City, Missouri 64121-9419

Custodian

For the domestic assets of the Large Cap Core Stock Fund, High Yield Bond Fund and Municipal Bond Fund:

State Street Corporation
280 Park Avenue
New York, New York 10017

For the domestic assets of the Small Cap Growth Stock Fund, Index 400 Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund and Select Bond Fund:

The Chase Manhattan Bank
270 Park Avenue
New York, New York 10017-2070

For the International Equity Fund and any foreign assets of the other Funds:

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Administrator

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

International Equity Fund accounting:

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Distributor

Northwestern Mutual Investment Services, LLC
611 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Distributor is controlled by Northwestern Mutual and, therefore, an affiliate of MSA.

FUND EXPENSES


In addition to the investment advisory fee, each Fund pays fees to certain other service providers, such as the Transfer Agent, Custodian and Administrator. Each Fund also bears certain expenses, such as brokerage and other transaction costs, outside professional and auditing fees, registration fees, association fees, trademark fees, insurance premiums, printing and mailing costs of sending reports and other information to existing shareholders, the fees and expenses of the Directors who are not officers or employees of an affiliated company of the advisor and any interest, taxes and extraordinary expenses incurred by the Funds. In addition, each Fund pays the Distributor certain fees for shareholder servicing and distribution expenses, which vary based on the Class of shares. See "Distribution and Shareholder Servicing Fees" on pp. 28 and 30.


ADMINISTRATIVE FEES

Each Fund pays Northwestern Mutual a monthly fee at an annual rate of 0.10% plus costs of pricing securities for administrative services, which include recordkeeping, preparation of reports and filing tax returns; and for fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

B U Y I N G   A N D   S E L L I N G   F U N D   S H A R E S

INVESTMENT MINIMUMS AND MAXIMUMS

Shares of the Funds are available through Registered Representatives of NMIS including Northwestern Mutual Financial Representatives, as well as Baird Registered Representatives or, in certain cases, from the Fund itself. The following table illustrates the minimum investment requirements for the initial and subsequent investments in each of the Funds, as well as investment maximums for each of the Funds by share class, each of which may be changed at any time at the sole discretion of the Fund.

INVESTMENT MINIMUMS

                         Initial     Subsequent
Type of Account         Investment   Investment

Regular Account          $1,000        $100

-----------------------------------------------

Individual IRAs
(regular or spousal)       $500        $100

-----------------------------------------------

Other Tax Qualified
Retirement Plans            $50         $50

-----------------------------------------------

Automatic
Investment Plans            $50         $50

-----------------------------------------------

INVESTMENT MAXIMUMS

Share Class             Amount

CLASS A                 None

CLASS B                 $999,999(1)

CLASS C                 $499,999(1)

(1) Purchases of $250,000 or more by qualified retirement plans are not accepted in Class B or Class C shares.

FLEXIBLE SALES CHARGE OPTIONS


The table below summarizes some of the primary differences among the share classes offered by the Funds.



-------------------------------------------------------------------------------------------
                                CLASS A             CLASS B                CLASS C
-------------------------------------------------------------------------------------------
Initial Sales Charge    Up to 4.75% (reduced  None                   None
                        or eliminated for
                        purchases of $50,000
                        or more)
-------------------------------------------------------------------------------------------
Contingent Deferred     None (except on       Starts at up to 5.00%  1.00% on redemptions
Sales Charge (Cdsc)     redemptions of        (reduced for           made within 18
                        purchases of          purchases of $50,000   months of purchase
                        $1,000,000 or more    or more) and
                        held for              declines to 0% after
                        less than 18 months)  six years
-------------------------------------------------------------------------------------------
Distribution (12b-1)    0.35% annually        1.00% annually         1.00% annually
and Service Fees
-------------------------------------------------------------------------------------------
Dividends               Generally higher      Generally lower than   Generally lower than
                        than Classes B and C  Class A due to higher  Class A due to
                        due to lower annual   annual expenses        higher annual
                        expenses                                     expenses
-------------------------------------------------------------------------------------------
Purchase Maximum        None                  $999,999               $499,999
-------------------------------------------------------------------------------------------
Conversion              None                  Automatically          Automatically
                                              converts to Class A    converts to Class A
                                              shares two years       shares ten years
                                              after the expiration   after purchase
                                              of the CDSC
-------------------------------------------------------------------------------------------


Which Option is Right for You?




Each fund offers Class A and Class B shares. Class C shares are currently offered for purchase by the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund, Asset Allocation Fund, High Yield Bond Fund and Select Bond Fund. By offering several share classes, the Fund allows you to choose the method of purchasing shares that is most beneficial to you in light of your current investment needs.

Some of the factors you should consider when deciding which share class is right for you include the amount of your investment, your current holdings of Fund shares, how long you expect to hold your investment, the total expenses of the various share classes and whether you qualify for any reduction or waiver of sales charges, as described below and on page 30.

For example, assuming you did not qualify for reduced or waived sales charges, if you had $10,000 to invest in the Asset Allocation Fund and were planning on holding your shares for 2 1/2 years, you should consider purchasing Class C shares as you would avoid the 4.75% up front sales charge on Class A shares and the 3% contingent deferred sales charge on Class B shares. Alternatively, if you had $250,000 to invest in the Asset Allocation Fund and you were planning on holding all your shares for 10 years, you should consider purchasing Class A shares even though you would incur a 2% up front sales charge as Class A shares' annual aggregate distribution and servicing fees are lower than the other classes, making it a potentially less expensive option under such circumstances. If you qualify for a reduced or waived sales charge, Class A or Class B shares, both of which classes reduce sales charges based on the amount of your investment, may be a less expensive option over time.

Each investor's financial circumstances are different. You should consult your financial representative to help you decide which share class is best for you.


The three Classes of shares each represent interests in the same Fund, have the same rights and, except with respect to differences in sales charges, distribution charges, conversion rights and exchange privileges (as described below), are identical in all respects. Class A, Class B and Class C shares each bear expenses of distribution fees and have exclusive voting rights with respect to their particular distribution plan.

The net income attributable to Class A, Class B or Class C shares and the dividends payable thereon will be reduced by the amount of the shareholder servicing and distribution fees attributable to such shares and incremental expenses associated with such Class.

CLASS A SHARES

Initial Sales Charge

The following table sets forth the initial sales charge that applies to purchases of Class A shares of the Funds:

                                          Sales Charge as a
                                            Percentage of
                                        Offering  Net Amount
Amount of Purchase                       Price     Invested

Less than $50,000                        4.75%       4.99%
$50,000 but less than $100,000           3.75%       3.90%
$100,000 but less than $250,000          2.75%       2.83%
$250,000 but less than $500,000          2.00%       2.04%
$500,000 but less than $1,000,000        1.50%       1.52%
$1,000,000 or more                       None*       None


* No sales charge is imposed at the time of purchase on amounts of $1 million or more. However, a contingent deferred sales charge will be charged if shares are redeemed within 18 months following their purchase at the rate of 1% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares. The contingent deferred sales charge may be waived in certain circumstances. See "When will the Contingent Deferred Sales Charge be Waived" on p. 30.


Which Investments in Related Accounts Qualify for Reduced Sales Charges?

Investments in related accounts (in certain circumstances) which may be aggregated to qualify for a reduced sales charge include purchases made for you, your spouse and children under the age of 21 as well as those made in a retirement plan or IRA solely for those individuals or by a company solely controlled by those individuals or in a trust established exclusively for the benefit of those individuals. Purchases by a trustee or other fiduciary if the investment is for a single trust, estate or fiduciary account including pension, profit-sharing or other employee benefit trusts created pursuant to a qualified plan may be combined to qualify for a reduction of the sales charge. Reduced sales charges may also be applied to purchases by qualified employee benefit plans of a single corporation or of corporations affiliated with each other. Purchases made for a customer in nominee or street name accounts (accounts which hold the customer's shares in the name of a broker or another nominee such as a bank trust department) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as noted above.

When will the Initial Sales Charge on Class A Shares be Reduced or Waived?

There are several ways to reduce or eliminate the initial sales charge:

o  Combined Purchases

o  Cumulative Discount

o  Letter of Intent

o  Special Waivers for Certain Categories of Investors

COMBINED PURCHASES Purchases of shares made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a discounted sales charge. Notice must be given at the time the orders are placed that there are multiple orders which qualify for a reduced sales charge.

CUMULATIVE DISCOUNT Purchases may also qualify for a reduced sales charge based on the current total NAV of your account and any related accounts in any of the Funds or the SSgA Money Market Fund. Notice must be given at the time the order is placed that it qualifies for a reduced sales charge based on related holdings in existing Fund accounts.

LETTER OF INTENT Reduced sales charges may be applied to purchases over a period of 13 months by entering into a non-binding Letter of Intent. Existing holdings may be combined with new purchases in related accounts as shown above to reach the investment commitment of the Letter of Intent. Up to 5% of the stated amount of the Letter of Intent will be held in escrow to cover additional sales charges which may be due if investments over the 13-month period are not sufficient to qualify for the sales charge reduction. See the Statement of Additional Information and the Funds' account application for further details.

SPECIAL WAIVERS Class A shares are purchased without an initial sales charge in the following situations.

o Shares purchased by current or retired officers, directors, employees, agents, Registered Representatives, employees of agents, and employees of agencies, and affiliates, of Mason Street Funds, Northwestern Mutual, MSA, Northwestern Investment Management Company, the Transfer Agent, the Distributor, Robert W. Baird & Co. Incorporated (broker/dealer) or a subadvisor, or their spouses or children under the age of 21 or trust or retirement plans for their benefit. Such purchases may be made directly from Mason Street Funds through the Transfer Agent.

o Shares purchased by reinvesting the proceeds of the redemption of shares of one or more open-end mutual funds. The purchaser must provide appropriate documentation that he or she redeemed the shares not more than 90 days prior to the reinvestment of the proceeds in Class A shares, and that the shares were at one time subject to an initial sales charge or contingent deferred sales charge.

o Shares purchased by the reinvestment of dividends or other distributions from a Fund.

o Shares purchased by the reinvestment of loan repayments by participants in retirement plans.

o Shares issued in connection with the acquisition by a Fund of another investment company.

o Shares purchased by or in conjunction with a purchase by a trust or group annuity separate account as part of the Northwestern Mutual Group Annuity Alliance program to fund employee benefit or retirement plans pursuant to an agreement with the Distributor.

o Shares purchased for accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts") under a fee-based program offered by the Distributor.

o Shares purchased by an endowment fund, foundation or other nonprofit or charitable organization with total assets over $5 million, with an initial investment exceeding $1 million.

o Shares purchased by qualified retirement plans where all plan transactions are executed through one or more omnibus accounts and the financial institution or service organization that is the nominee of or otherwise acting on behalf of such omnibus accounts has entered into the appropriate agreements with the Fund and/or its agents, which agreements expressly waive all initial sales charges with respect to such plans.

Class A shares may also be purchased without an initial sales charge in the following situations. However, redemptions of such shares within 18 months of purchase are subject to a contingent deferred sales charge of 1% of the lesser of the value of the shares redeemed or the total cost of the shares:

o  any purchase of $1 million or more of the Funds' shares;

o purchases by qualified retirement plans, nonqualified deferred compensation plans and SIMPLE IRAs which meet at least one of the following four criteria:
   (1) the plan has at least 50 eligible participants; (2) the plan makes an initial investment of $250,000 or more; (3) the plan sponsor demonstrates to the satisfaction of Mason Street Funds that the aggregate purchases by the plan will be equal to at least $250,000 within a reasonable period of time, as determined by Mason Street Funds in its sole discretion; or (4) the sum of the current market value of the plan assets invested in any of the Funds or the SSgA Money Market Fund and the current purchase amount is at least $250,000; and

o purchases by bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

REINSTATEMENT PRIVILEGE If you redeem some or all of your Fund shares, you have up to 90 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying a sales charge. This privilege applies only to redemptions of Class A shares on which an initial or deferred sales charge was paid or to redemptions of Class A shares of the Fund that you purchased by reinvesting dividends or distributions. You must ask the Transfer Agent or your Registered Representative to apply this privilege when you send your payment.

The reduced sales charge programs may be changed or discontinued at any time upon prior written notice to shareholders of the Funds.

Distribution and Shareholder Servicing Fees

Each Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provide that all shareholders shall be subject to a distribution fee. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares are subject to a distribution fee of up to 0.10% per year of the average daily net assets of Class A shares. The distribution fee is payable to the Distributor to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in prior years. These expenses include payments to Registered Representatives, expenses of printing and distributing Prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature. In addition, each Fund is subject to a shareholder servicing fee of 0.25% per year of the Fund's average daily net assets, which may be paid to brokers who provide ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

CLASS B AND CLASS C SHARES

Contingent Deferred Sales Charge

Unlike an initial sales charge, which is paid when you purchase shares, a contingent deferred sales charge is only paid if you sell your shares during a certain period of time. Class B and Class C shares are offered at NAV without an initial sales charge but are subject to a contingent deferred sales charge as set forth in the table below. The schedule shows the contingent deferred sales charges applicable for the first through seventh years of redemption after purchase for different purchase amounts. For Class B shares, the schedule applicable to a specific purchase varies by the amount of that purchase and is determined at the time the purchase is made; it may be reduced as described below. The contingent deferred sales charge is imposed on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares.



                                      Contingent Deferred Sales Charge Applicable in
                                          the Year of Redemption After Purchase(1)

Amount of Purchases                 First  Second   Third   Fourth   Fifth   Sixth Seventh on

CLASS B SHARES
Less than $50,000                   5.00%   4.00%    3.00%   3.00%   2.00%   1.00%   0.00%
---------------------------------------------------------------------------------------------
$50,000 but less than $100,000      4.00%   3.00%    3.00%   2.00%   1.00%   0.00%   0.00%
---------------------------------------------------------------------------------------------
$100,000 but less than $250,000     3.00%   3.00%    2.00%   1.00%   0.00%   0.00%
---------------------------------------------------------------------------------------------
$250,000 but less than $500,000     3.00%   2.00%    1.00%   0.00%   0.00%
---------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000   2.00%   1.00%    0.00%   0.00%
---------------------------------------------------------------------------------------------
$1,000,000 or more                  N/A(2)
---------------------------------------------------------------------------------------------

CLASS C SHARES

Less than $500,000(2)               1.00%   1.00%(3)  N/A     N/A     N/A     N/A     N/A

(1) No contingent deferred sales charge is paid on an exchange of shares nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distributions. Class B shares will convert to Class A shares two years after the expiration of the contingent deferred sales charge for that purchase. Class C shares will convert to Class A shares ten years after the purchase of such Class C shares. Shares received as a reinvestment of dividends or capital gains distributions will be converted to Class A shares in the same proportion as purchased shares are converted. Purchases of $250,000 or more by qualified retirement plans are not accepted in Class B or Class C shares. Class A shares will be issued in these cases.

(2) Purchases of $1 million or more Class B shares or $500,000 or more Class C shares are not accepted. In these cases, Class A shares will be issued for the entire purchase amount.

(3) For Class C shares, the contingent deferred sales charge applies if shares are sold within 18 months of purchase.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B or Class C shares, the calculation will be made in a manner that results in the lowest possible charge. It will be assumed that the redemption is made first from shares acquired through the reinvestment of dividends and distributions; then from amounts representing the increase in NAV of your holdings of Class B or Class C shares above the total amount of payments for the purchase of Class B shares during the preceding six years and Class C shares during the preceding 18 months; then from shares held beyond the applicable contingent deferred sales charge period; and finally, with respect to Class B shares, from shares subject to the lowest contingent deferred sales charge.

If you are exchanging shares for shares of the SSgA Money Market Fund, no contingent deferred sales charge is charged at the time of the exchange. If you later redeem your Money Market Fund shares, you will be charged the applicable contingent deferred sales charge as if your shares were redeemed as of the time of your exchange into the Money Market Fund. The contingent deferred sales charge will not decrease for the time amounts are held in the Money Market Fund.

Automatic Conversion of Class B and Class C Shares

Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. Class C shares are automatically converted to Class A shares ten years after the purchase of such Class C shares. These conversion features relieve Class B and Class C shareholders of the higher asset-based sales charge that otherwise applies to Class B and Class C shares under the Class B and Class C distribution plans described below. The conversion is based on the relative NAV of the converting class and Class A, and no charge is imposed in connection with the conversion.

When will the Class B Contingent Deferred Sales Charge Schedule be Reduced?

There are two ways to reduce the Class B contingent deferred sales charge schedule:

COMBINED PURCHASES Purchases of shares made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a reduced contingent deferred sales charge schedule. Notice must be given at the time the orders are placed that there are multiple orders which qualify for a reduced contingent deferred sales charge schedule. For a description of what constitutes a related account, see "Which Investments in Related Accounts Qualify for Reduced Sales Charges?" on p. 27.

CUMULATIVE DISCOUNT Purchases may also qualify for a reduced contingent deferred sales charge schedule based on the current total NAV of your account and related accounts in any of the Funds or the SSgA Money Market Fund. Notice must be given at the time the purchase order is placed that it qualifies for a reduced contingent deferred sales charge schedule based on related holdings in existing Fund accounts.

LETTER OF INTENT The Letter of Intent option is not available for Class B shares.

When will the Contingent Deferred Sales Charge be Waived?

A contingent deferred sales charge will not be assessed on Class A, Class B or Class C shares for:

o exchanges of Class A, Class B or Class C shares of one Fund for the same Class of shares of another Fund;

o redemptions from tax-deferred retirement plans and IRAs for required minimum distributions due to attainment of age 70 1/2;

o redemptions from tax-deferred retirement plans for returns of excess contributions to the plan, termination of employment, participant loans and hardship withdrawals;

o redemptions as a result of death of the registered shareholder or in the case of joint accounts, of all registered shareholders;

o redemptions as a result of the disability of the registered shareholder (as determined in writing by the Social Security Administration) which occurs after the account was established;

o  redemptions for failure to meet minimum account balances;

o systematic withdrawal amounts provided amounts withdrawn do not exceed on an annual basis 10% of the account value at the time the Transfer Agent receives the request; and

o redemptions from qualified retirement plans where all plan transactions are executed through one or more omnibus accounts and the financial institution or service organization that is the nominee of or otherwise acting on behalf of such omnibus accounts has entered into the appropriate agreements with the Fund and/or its agents, which agreements expressly waive all contingent deferred sales charges with respect to such plans.

Distribution and Shareholder Servicing Fees


Class B and Class C shares are each charged fees at an annual rate of up to 1.00% of the average daily net assets of Class B or Class C shares to reimburse the Distributor for certain distribution and shareholder servicing expenses. These fees consist of a fee at an annual rate of up to 0.75% for distribution expenses pursuant to plans adopted under Rule 12b-1 under the Investment Company Act of 1940 and a fee at an annual rate of 0.25% for shareholder servicing expenses. See "Distribution and Shareholder Servicing Fees" on p. 28.


Upon the conversion of Class B or Class C shares to Class A shares, those fees are lowered from 1.00% to 0.35%.

HOW SHARES ARE PRICED

Shares are purchased at their public offering price, which is based upon a Fund's NAV per share, plus an initial sales charge on the Class A shares. NAV is determined as of the end of regular trading hours on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern time, on days the Exchange is open.

Each Fund values its assets at their current market value when market quotations are readily available. If a market value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of Mason Street Funds' Board of Directors. The fair value procedure is used if (a) a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities. Short-term securities which mature in 60 days or less are valued by using the amortized cost method, unless the Board of Directors determines that this does not represent fair value. All investments by the International Equity Fund are valued daily in U.S. dollars based on the then prevailing exchange rate. Because the International Equity Fund has portfolio securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when you will not be able to purchase or redeem the shares. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

S H A R E H O L D E R S'   G U I D E

HOW TO BUY SHARES

General

You must indicate at the time of investment whether you are purchasing Class A, Class B or Class C shares. Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information. This information will be verified to ensure your identity. If this information is not provided, the Funds will be unable to open your account. You also are required by federal regulations to certify your Taxpayer Identification or Social Security Number when opening your account. Failure to certify an identification number could subject you to back-up withholding on any distributions, redemptions or disbursements from your account.

Purchase orders are effected at the NAV per share next determined after receipt of the order in proper form by the Transfer Agent. If your purchase order is placed with the Transfer Agent through your Registered Representative or other authorized financial intermediary, it is the Registered Representative's or financial intermediary's responsibility to promptly transmit your order so that you receive that same day's NAV.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Funds reserve the right to reject any purchase order.

All checks should be made payable to Mason Street Funds. Personal third party checks will not be accepted.

Opening an Account

Contact your Registered Representative for instructions.

Adding to an Account

Contact your Registered Representative for instructions, or

BY MAIL Identify the Fund, share class and account number or use the remittance slip attached to your account statement. Send a check payable to Mason Street Funds. Mail all subsequent investments to the following address:

Mason Street Funds
P.O. Box 219419
Kansas City, MO 64121-9419

BY WIRE Initial or subsequent purchase payments can also be made by Federal Funds wire, transferred along with proper instructions directly to your account. Before an initial wire transfer can be accepted, an account must be established for you. See your Registered Representative or call 1-888-MASONST (1-888-627-6678) for further instructions. Your financial institution may charge a fee for wiring funds to your account. Consult your bank for information on remitting funds by wire and any associated bank charges.

BY TELEPHONE OR INTERNET (WWW.MASONSTREETFUNDS.COM) This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. Your predesignated bank account will be debited for the desired amount. You can establish this privilege when you open your account or, if your account is already established, call 1-888-MASONST (1-888-627-6678). This option will become effective 10 days after the bank information is established for your account.

Automatic Investment Programs

AUTOMATIC INVESTING Money is automatically transferred from your bank account to your Fund account monthly or quarterly. The minimum amount per transfer is $50 per Fund account. This privilege may be set up when your account is opened or at any later date by completing the appropriate section of the Funds' account application or by calling 1-888-MASONST (1-888-627-6678). You may discontinue your participation in this program at any time.

PAYROLL DEDUCTION If your employer can initiate an automatic payroll deduction, you may make regular investments of $50 or more per Fund account up to once per month from your paycheck. To obtain information on establishing this option call 1-888-MASONST (1-888-627-6678).

SYSTEMATIC EXCHANGE In order to assist you in a dollar-cost averaging purchase program, you may designate the amount of money ($50 minimum per Fund account) to be automatically exchanged from one Fund to another once per month. In order to set up this option, you must have at least $5,000 in the Fund from which you are exchanging. You may discontinue your participation in this program at any time. For more information on how to establish this option, call 1-888-MASONST (1-888-627-6678).

HOW TO EXCHANGE SHARES

On any business day you may exchange your shares for shares of another Fund of the same Class.

BY MAIL To exchange your shares, your written request should include the following information:

o  the name of the Fund(s) exchanging out of and into;

o  the account number(s);

o  the amount of money or number of shares being redeemed;

o  the name(s) on the account;

o the signature(s) of all registered account owners, see "How to Sell Shares" for more information about the signature requirements based on the type of account; and

o  your daytime telephone number.

BY TELEPHONE Accounts are automatically eligible for the telephone exchange option unless this privilege was declined on the application or otherwise in writing. Call 1-888-MASONST (1-888-627-6678) with the same information as noted above.

BY INTERNET For accounts other than qualified plans, you are eligible to quickly and conveniently exchange existing shares for shares of another Fund of the same Class through the Internet at WWW.MASONSTREETFUNDS.COM. Just click on "Your Account" on the home page and then follow the instructions to establish access.

GENERAL EXCHANGE POLICIES

o Except for Systematic Exchanges and qualified plans, the exchange minimum is $1,000, or the total account value if less.

o You may make 12 exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges). There is no charge for exchanges. Special rules apply for qualified plans.

o Exchanges between accounts will only be accepted if the registrations are identical.

o Because excessive trading can hurt Fund performance and shareholders, the investment advisor may refuse any exchange purchase if: (1) the advisor believes the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

o An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a nontax-deferred account.


o If you are exchanging Class B or Class C shares, no contingent deferred sales charge is charged at the time of the exchange and we will calculate the holding period for such shares from the date you made your original purchase and not the date you exchanged your shares. See "Contingent Deferred Sales Charge" on p. 29.


You may also exchange your shares for shares of the SSgA Money Market Fund.

o A copy of the SSgA Money Market Fund Prospectus should be read before making such exchange.

o  General exchange policies apply to exchanges to the SSgA Money Market
   Fund.

o  If you are exchanging Class A shares, the shares are exchanged at NAV.


o If you are exchanging Class B or Class C shares, no contingent deferred sales charge is charged at the time of the exchange but the contingent deferred sales charge period will cease for the time amounts are held in the SSgA money market fund. See "Contingent Deferred Sales Charge" on p. 29.


HOW TO SELL SHARES

Through your Registered Representative

Contact your Registered Representative directly for instructions.

Through the Transfer Agent

BY MAIL Send a written request, signed by each owner (if joint account) to the Transfer Agent at the following address:

      Mason Street Funds
      P.O. Box 219419
      Kansas City, MO 64121-9419

BY WIRE As soon as appropriate information regarding your bank account has been established for your Fund account, you may write or telephone redemption requests to the Transfer Agent, and redemption proceeds will be wired in Federal Funds to the commercial bank you have specified. Information regarding your bank account may be provided on the account application or in subsequent instructions to the Transfer Agent.

Redemption proceeds will normally be wired the next business day following the day on which your request and any other necessary documents have been received by the Transfer Agent. Requests must be for at least $1,000 and may be subject to limits on frequency and amount. A charge of $15 may be imposed for wire redemptions.

Wire privileges may be modified or suspended at any time.

Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

BY TELEPHONE Accounts (other than IRAs and nominee accounts) have this option unless it was specifically declined on the account application or in writing. You may redeem up to $100,000 daily from your account by calling 1-888-MASONST (1-888-627-6678) before 4:00 p.m. Eastern time. Checks will be sent to the address of record or bank of record.

BY INTERNET For accounts other than qualified plans, nominee accounts and IRAs, you are eligible to redeem shares through the Internet at WWW.MASONSTREETFUNDS.COM. Just click on "Your Account" on the home page and then follow the instructions to establish access. You may redeem up to

$100,000 daily from your account by making the request before 4:00 p.m. Eastern time. Checks will be sent to the address of record or bank of record.

Automatic Redemption

SYSTEMATIC WITHDRAWALS You may provide for the automatic redemption of a specific dollar amount from your account on a regular basis. The minimum amount of a withdrawal is $100 and the minimum account size is $10,000. This option may not be available for IRAs.

MINIMUM ACCOUNTS The Fund reserves the right to redeem any Regular Account if, after 60 days' written notice, the account's value remains below a $1,000 minimum balance other than as a result of market value declines.

GENERAL REDEMPTION POLICIES

o Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Transfer Agent. When you redeem your Class B or Class C shares within six years or 18 months of purchase, respectively, you may be subject to a contingent deferred sales charge as set forth in this Prospectus.

o When redeeming shares, you should indicate whether you are redeeming Class A, Class B or Class C shares. If you own both Class A and Class B shares only, Class A shares will be redeemed first unless you request otherwise. If you own Class C shares and any other share class and you do not specify the share class to be redeemed, your redemption request will be deemed not in good order and rejected.

o Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a signature guarantee. Signature guarantees must accompany redemption requests for: (1) an amount in excess of $100,000; or (2) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Funds' books or if the current address of record has not been on the Funds' books for 30 days. However, a signature guarantee is not required if we send the proceeds to another financial institution for credit to an account in your name.

o You may obtain a signature guarantee from: (1) a bank which is a member of the FDIC; (2) a trust company; (3) a member firm of a national securities exchange; or (4) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.

o The Fund ordinarily will make payment for all shares redeemed within three business days after the Transfer Agent receives a request in proper form, except as provided by the rules of the SEC. However, if the shares to be redeemed have been purchased by check, the Fund will, upon the clearance of the purchase check, mail the redemption proceeds. It may take up to 15 days for the purchase check to clear. This does not apply to situations where a Fund receives payment via immediately available funds for the purchase of shares.

o The Funds reserve the right to redeem your shares and close your account if they are unable to verify your identity. In such a circumstance, Fund shares will be valued at the NAV next calculated after a determination has been made to close your account.

o Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities.


QUICK ADDRESS AND TELEPHONE REFERENCE

REGULAR MAIL
Mason Street Funds
P.O. Box 219419
Kansas City, MO 64121-9419

EXPRESS OR CERTIFIED MAIL
Mason Street Funds
330 West 9th Street
Kansas City, MO 64105

TOLL-FREE NUMBER
1-888-MASONST (1-888-627-6678)

INTERNET
   www.masonstreetfunds.com

D I S T R I B U T I O N S  A N D  T A X E S

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net realized capital gains and net investment income to its shareholders. A capital gain or loss is the difference between the purchase and sale price of a security. The Funds will have net capital gains if their capital gains exceed their capital losses, which cannot be assured. Net investment income is determined by subtracting expenses from any interest and dividend income earned by a Fund. All the Funds distribute any net realized short- and long-term capital gains at least annually.

The Stock Funds and the Asset Allocation Fund distribute any net investment income to shareholders annually. The Bond Funds declare net investment income dividends daily and distribute such dividends to the shareholders monthly.

Each Fund pays its dividends and other distributions in additional Fund shares at NAV unless the shareholder requests cash payments. Shareholders who elect to receive dividends and/or other distributions in cash or in shares of another Fund should contact their Registered Representative or the Transfer Agent or complete the applicable item on the Funds' account application.

TAXES

Each Fund is separate for investment and accounting purposes and will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code so that it will not be subject to federal income taxes on net investment income and net capital gains distributed to its shareholders.

TAXES ON REDEMPTIONS
When shares of any of the Funds are redeemed, including by exchange into another Fund, a shareholder may realize a taxable gain or a loss. The gain or loss is measured by the difference between the redemption proceeds and the shareholder's adjusted basis for the redeemed shares.

TAXES ON FUND DISTRIBUTIONS

THE FOLLOWING SUMMARY DOES NOT APPLY TO ACCOUNTS THAT ARE OPENED FOR QUALIFIED RETIREMENT PLANS OR BY TAX-EXEMPT INVESTORS. TAXES ON FUND DISTRIBUTIONS TO QUALIFIED RETIREMENT PLAN ACCOUNTS ARE DEFERRED UNTIL MONEY IS WITHDRAWN FROM THOSE ACCOUNTS. THIS SUMMARY ALSO DOES NOT APPLY TO DISTRIBUTIONS FROM THE MUNICIPAL BOND FUND. INFORMATION ABOUT DISTRIBUTIONS FROM THE MUNICIPAL BOND FUND APPEARS SEPARATELY BELOW.

Each Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gain. Dividends and capital gains distributions from the Funds are taxable whether received in cash or additional Fund shares. If such dividends and distributions are declared in October, November or December, they are taxable for the year in which they were declared, if paid before February 1 of the following calendar year. Net investment income dividends paid out of interest income and short-term capital gains distributions are taxable as ordinary income. A capital gain distribution is short term or long term depending on how long the Fund held the securities that produced it, not how long the shareholder held his or her shares in the Fund. Dividends paid by the Funds that are attributable to dividends received by the Funds may be taxed at long-term capital gain rates for individuals. Dividends paid by Funds that are attributable to the Funds' investments in U.S. government securities may be exempt from state and local income taxes.

Among other things, a Fund's NAV reflects undistributed income and capital gains. When such income and gains are distributed, the NAV is reduced by the amount of the distribution. An investor who acquires shares prior to or on the record date for distributions is entitled to receive these distributions.

Distributions from the Municipal Bond Fund

Net investment income dividends declared and paid by the Municipal Bond Fund are, for the most part, "exempt-interest" dividends, whether received in cash or additional shares of the Fund. Exempt-interest dividends are not subject to regular federal income tax. Generally, exempt-interest dividends are not exempt from state or local taxes. However, a state or locality may provide tax exemptions for its residents who receive exempt-interest dividends that relate to municipal obligations issued within that state or locality.

Net investment income dividends derived from taxable obligations held in the Municipal Bond Fund and any capital gains distributions by the Fund are normally taxable as ordinary income and capital gain, respectively, whether received in cash or additional shares of the Fund. Market discount on municipal obligations acquired after April 30, 1993, is also treated as ordinary income. MSA intends to manage the Fund to minimize taxable distributions to the Fund's shareholders. However, there can be no assurance that the Fund will never make such distributions.

Certain individuals and corporations may be subject to the AMT. For them, exempt-interest dividends derived from private activity bonds are treated as a tax preference item. In addition, for corporate shareholders only, all other exempt-interest dividends are a component of the adjusted current earnings preference item for purposes of the AMT, and may be a component for computing any corporate environmental tax.

Corporations and Social Security beneficiaries should consult their tax advisors about the possible consequences to them of investing in the Municipal Bond Fund.

Buying a Dividend

If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the NAV of a Fund, regardless of whether you reinvested the dividends. To avoid "buying a dividend," check a Fund's distribution dates before you invest.


Withholding

The Funds are currently required to withhold 28% of all taxable distributions and redemption proceeds payable to any shareholder who has not certified his or her Taxpayer Identification Number, or who is otherwise subject to backup withholding. Corporate and governmental entities are generally exempt from withholding requirements.

Tax Information for Shareholders

Following the end of each calendar year, each Fund notifies its shareholders of the amount of dividends and capital gains distributions paid (or deemed paid) during that year, and shows the portion of those dividends that qualifies for the corporate dividends-received deduction and that is taxed to individuals at the lower rates applicable to qualified dividend income and capital gains. The Funds also indicate whether any portion of such income is possibly exempt from state or local taxes. The Municipal Bond Fund provides its shareholders with information about the exempt-interest dividends paid to them (since they must disclose it on their federal income tax returns), and reports the amount that relates to private activity bonds which could be subject to the AMT. Under certain circumstances, notices provided to International Equity Fund shareholders also specify their respective shares of foreign taxes paid by that Fund. International Equity Fund shareholders are required to include their pro rata share of those taxes in gross income, but may be entitled to claim a credit or deduction for them.

The foregoing is only a summary of some important federal tax law provisions that can affect the Funds and their shareholders. There may be other federal, state or local tax law provisions which affect some or all investors. Prospective investors and current shareholders are urged to consult their tax advisors about their individual circumstances.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. Financial information for Class C shares is not shown for any Fund as such shares were not offered during the periods presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

Small Cap Growth Stock Fund
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
                                  2003(7)     2002(7)      2001(7)      2000(1)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period            $13.38       $11.61      $17.59       $10.00
Income from Investment
     Operations:
Net Investment Income (Loss)     (0.12)(6)       (0.11)   (0.13)(6)    (0.08)(2)
Net Realized and Unrealized
     Gain (Loss) on Investments     (3.15)         1.88      (3.36)         8.12
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                     (3.27)         1.77      (3.49)         8.04
--------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                   -            -           -       (0.01)
Distributions from Realized
     Gains on Investments                -            -      (2.49)       (0.44)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                      -            -      (2.49)       (0.45)
--------------------------------------------------------------------------------
Net Asset Value,
     End of Period                  $10.11       $13.38      $11.61       $17.59
================================================================================
Total Return(4)                   (24.44)%       15.25%    (20.91)%    81.52%(3)
================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period      $14,623,002  $13,997,182 $10,110,730  $10,133,996
================================================================================
Ratio of Gross Expenses
     to Average Net Assets           2.29%        2.46%       2.36%     3.31%(5)
================================================================================
Ratio of Net Expenses
     to Average Net Assets           1.40%        1.40%       1.40%     1.40%(5)
================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets            (1.10)%      (0.89)%     (0.79)%   (0.92)%(5)
================================================================================
Portfolio Turnover Rate             48.87%       57.86%      81.87%       89.96%
================================================================================

(1) For the period of July 12, 1999 (commencement of operations) through March 31, 2000.
(2)  Calculated prior to adjustment for certain book and tax income differences.
(3) Reflects total return for the period 7/12/99-3/31/00. Returns are not annualized.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5)  Computed on an annualized basis.
(6)  Calculated based on average shares outstanding.
(7)  For the twelve months ended March 31.


Financial Highlights (continued)
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

Small Cap Growth Stock Fund
--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
                                  2003(7)     2002(7)      2001(7)      2000(1)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period            $13.25       $11.58      $17.57       $10.00
Income from Investment
     Operations:
Net Investment Income (Loss)     (0.19)(6)       (0.11)   (0.23)(6)    (0.10)(2)
Net Realized and Unrealized
     Gain (Loss) on Investments     (3.11)         1.78      (3.35)         8.09
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                     (3.30)         1.67      (3.58)         7.99
--------------------------------------------------------------------------------
Less Distributions:
Distributions from Realized
     Gains on Investments                -            -      (2.41)       (0.42)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                      -            -      (2.41)       (0.42)
--------------------------------------------------------------------------------
Net Asset Value,
     End of Period                   $9.95       $13.25      $11.58       $17.57
================================================================================
Total Return(4)                   (24.91)%       14.42%    (21.40)%    80.95%(3)
================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period       $3,673,546   $3,524,523  $2,399,797   $1,892,130
================================================================================
Ratio of Gross Expenses
     to Average Net Assets           2.94%        3.11%       3.01%     3.89%(5)
================================================================================
Ratio of Net Expenses
     to Average Net Assets           2.05%        2.05%       2.05%     2.05%(5)
================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets            (1.74)%      (1.54)%     (1.44)%   (1.57)%(5)
================================================================================
Portfolio Turnover Rate             48.87%       57.86%      81.87%       89.96%
================================================================================

(1) For the period of July 12, 1999 (commencement of operations) through March 31, 2000.
(2)  Calculated prior to adjustment for certain book and tax income differences.
(3) Reflects total return for the period 7/12/99-3/31/00. Returns are not annualized.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5)  Computed on an annualized basis.
(6)  Calculated based on average shares outstanding.
(7)  For the twelve months ended March 31.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Aggressive Growth Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $12.93              $13.70              $23.23              $13.73              $14.50
Income from Investment
     Operations:
Net Investment Income (Loss)             (0.09)(2)              (0.09)           (0.11)(2)           (0.21)(3)              (0.11)
Net Realized and Unrealized
     Gain (Loss) on Investments             (3.01)                0.43              (5.69)               11.82              (0.43)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (3.10)                0.34              (5.80)               11.61              (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Realized
     Gains on Investments                        -              (1.11)              (3.73)              (2.11)              (0.23)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              -              (1.11)              (3.73)              (2.11)              (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $9.83              $12.93              $13.70              $23.23              $13.73
====================================================================================================================================
Total Return(4)                           (23.98)%               2.54%            (28.33)%              87.53%             (3.78)%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period             $105,727,923         $66,061,575         $62,587,176         $84,847,655         $43,840,289
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.55%               1.55%               1.45%               1.50%               1.62%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.30%               1.30%               1.30%               1.30%               1.30%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                    (0.86)%             (0.61)%             (0.55)%             (0.82)%             (0.80)%
====================================================================================================================================
Portfolio Turnover Rate                     34.94%              68.02%              63.63%              92.54%              84.46%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

Aggressive Growth Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $12.55              $13.43              $22.86              $13.58              $14.43
Income from Investment
     Operations:
Net Investment Income (Loss)             (0.16)(2)              (0.09)           (0.24)(2)           (0.27)(3)              (0.19)
Net Realized and Unrealized
     Gain (Loss) on Investments             (2.90)                0.32              (5.59)               11.59              (0.43)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (3.06)                0.23              (5.83)               11.32              (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Realized
     Gains on Investments                        -              (1.11)              (3.60)              (2.04)              (0.23)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              -              (1.11)              (3.60)              (2.04)              (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $9.49              $12.55              $13.43              $22.86              $13.58
====================================================================================================================================
Total Return(4)                           (24.38)%               1.75%            (28.78)%              86.13%             (4.35)%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period               $7,978,093         $10,302,190          $9,644,517         $11,401,550          $4,695,396
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      2.20%               2.20%               2.10%               2.15%               2.27%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.95%               1.95%               1.95%               1.95%               1.95%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                    (1.52)%             (1.26)%             (1.20)%             (1.47)%             (1.45)%
====================================================================================================================================
Portfolio Turnover Rate                     34.94%              68.02%              63.63%              92.54%              84.46%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                     $8.70               $8.89              $10.49               $9.09              $10.58
Income from Investment
     Operations:
Net Investment Income (Loss)               0.07(2)                0.06             0.10(2)             0.15(3)             0.19(3)
Net Realized and Unrealized
     Gain (Loss) on Investments             (2.51)              (0.21)              (1.13)                1.39              (1.13)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (2.44)              (0.15)              (1.03)                1.54              (0.94)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.04)              (0.04)              (0.08)              (0.13)              (0.17)
Distributions from Realized
     Gains on Investments                        -                   -              (0.49)              (0.01)              (0.38)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.04)              (0.04)              (0.57)              (0.14)              (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $6.22               $8.70               $8.89              $10.49               $9.09
====================================================================================================================================
Total Return(4)                           (28.10)%             (1.65)%            (10.29)%              16.91%             (8.85)%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period             $105,861,756         $57,773,303         $31,268,590         $34,368,631         $28,543,601
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.66%               1.79%               1.83%               1.86%               1.91%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.65%               1.65%               1.65%               1.65%               1.65%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      0.89%               0.74%               1.02%               1.07%               2.34%
====================================================================================================================================
Portfolio Turnover Rate                     17.59%              21.11%              24.74%              23.99%              70.31%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                     $8.61               $8.82              $10.40               $9.03              $10.53
Income from Investment
     Operations:
Net Investment Income (Loss)               0.01(2)             0.00(5)             0.04(2)             0.07(3)             0.14(3)
Net Realized and Unrealized
     Gain (Loss) on Investments             (2.48)              (0.21)              (1.12)                1.39              (1.13)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (2.47)              (0.21)              (1.08)                1.46              (0.99)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                           -                   -              (0.01)              (0.08)              (0.13)
Distributions from Realized
     Gains on Investments                        -                   -              (0.49)              (0.01)              (0.38)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              -                   -              (0.50)              (0.09)              (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $6.14               $8.61               $8.82              $10.40               $9.03
====================================================================================================================================
Total Return(4)                           (28.69)%             (2.38)%            (10.76)%              16.10%             (9.36)%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period               $3,010,809          $4,144,915          $4,083,975          $4,060,630          $2,718,073
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      2.31%               2.44%               2.48%               2.51%               2.56%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      2.30%               2.30%               2.30%               2.30%               2.30%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      0.10%               0.09%               0.37%               0.42%               1.69%
====================================================================================================================================
Portfolio Turnover Rate                     17.59%              21.11%              24.74%              23.99%              70.31%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5)  Amount is less than $0.005.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

Index 400 Stock Fund
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
                                  2003(7)     2002(7)      2001(7)      2000(1)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period            $11.09        $9.43      $11.86       $10.00
Income from Investment
     Operations:
Net Investment Income (Loss)       0.02(6)         0.01     0.07(6)      0.04(2)
Net Realized and Unrealized
     Gain (Loss) on Investments     (2.66)         1.75      (0.89)         1.93
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                     (2.64)         1.76      (0.82)         1.97
--------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income           (0.00)(8)       (0.03)      (0.06)       (0.05)
Distributions from Realized
     Gains on Investments           (0.22)       (0.07)      (1.55)       (0.06)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 (0.22)       (0.10)      (1.61)       (0.11)
--------------------------------------------------------------------------------
Net Asset Value,
     End of Period                   $8.23       $11.09       $9.43       $11.86
================================================================================
Total Return (4)                  (23.95)%       18.65%     (7.61)%    19.81%(3)
================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period     $106,622,917  $67,265,391 $32,728,623  $32,001,909
================================================================================
Ratio of Gross Expenses to
     Average Net Assets              1.17%        1.18%       1.34%     1.61%(5)
================================================================================
Ratio of Net Expenses to
     Average Net Assets              0.95%        0.95%       0.95%     0.95%(5)
================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets              0.24%        0.26%       0.59%     0.55%(5)
================================================================================
Portfolio Turnover Rate             15.27%       28.82%      45.24%       35.40%
================================================================================

(1) For the period of July 12, 1999 (commencement of operations) through March 31, 2000.
(2)  Calculated prior to adjustment for certain book and tax income differences.
(3) Reflects total return for the period 7/12/99-3/31/00. Returns are not annualized.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5)  Computed on an annualized basis.
(6)  Calculated based on average shares outstanding.
(7)  For the twelve months ended March 31.
(8)  Amount is less than $0.005.


Financial Highlights (continued)
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

Index 400 Stock Fund
--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
                                  2003(7)     2002(7)      2001(7)      2000(1)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period            $11.01        $9.40      $11.84       $10.00
Income from Investment
     Operations:
Net Investment Income (Loss)     (0.04)(6)       (0.01)   (0.01)(6)      0.00(2)
Net Realized and Unrealized
     Gain (Loss) on Investments     (2.63)         1.69      (0.87)         1.93
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                     (2.67)         1.68      (0.88)         1.93
--------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                   -            -      (0.01)       (0.03)
Distributions from Realized
     Gains on Investments           (0.22)       (0.07)      (1.55)       (0.06)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 (0.22)       (0.07)      (1.56)       (0.09)
--------------------------------------------------------------------------------
Net Asset Value,
     End of Period                   $8.12       $11.01       $9.40       $11.84
================================================================================
Total Return (4)                  (24.41)%       17.88%     (8.13)%    19.38%(3)
================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period       $7,358,667   $8,276,961  $5,115,830   $3,602,444
================================================================================
Ratio of Gross Expenses to
     Average Net Assets              1.82%        1.83%       1.99%     2.24%(5)
================================================================================
Ratio of Net Expenses to
     Average Net Assets              1.60%        1.60%       1.60%     1.60%(5)
================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets            (0.42)%      (0.39)%     (0.06)%   (0.10)%(5)
================================================================================
Portfolio Turnover Rate             15.27%       28.82%      45.24%       35.40%
================================================================================

(1) For the period of July 12, 1999 (commencement of operations) through March 31, 2000.
(2)  Calculated prior to adjustment for certain book and tax income differences.
(3) Reflects total return for the period 7/12/99-3/31/00. Returns are not annualized.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5)  Computed on an annualized basis.
(6)  Calculated based on average shares outstanding.
(7)  For the twelve months ended March 31.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Growth Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $13.80              $13.98              $19.01              $15.86              $14.10
Income from Investment
     Operations:
Net Investment Income (Loss)             (0.01)(2)           (0.00)(5)             0.03(2)             0.05(3)                0.04
Net Realized and Unrealized
     Gain (Loss) on Investments             (3.34)              (0.17)              (3.64)                4.27                2.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (3.35)              (0.17)              (3.61)                4.32                2.56
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                           -              (0.01)              (0.03)              (0.06)              (0.06)
Distributions from Realized
     Gains on Investments                        -                   -              (1.39)              (1.11)              (0.74)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              -              (0.01)              (1.42)              (1.17)              (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                          $10.45              $13.80              $13.98              $19.01              $15.86
====================================================================================================================================
Total Return(4)                           (24.28)%             (1.23)%            (20.06)%              27.78%              18.36%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period             $104,964,515         $58,366,236         $53,463,138         $65,591,773         $49,045,112
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.53%               1.55%               1.48%               1.50%               1.57%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.30%               1.30%               1.30%               1.30%               1.30%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                    (0.09)%               0.04%               0.17%               0.28%               0.42%
====================================================================================================================================
Portfolio Turnover Rate                     21.65%              28.67%              28.75%              35.34%              32.00%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5)  Amount is less than $0.005.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Growth Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $13.55              $13.81              $18.81              $15.73              $14.03
Income from Investment
     Operations:
Net Investment Income (Loss)             (0.08)(2)              (0.01)           (0.08)(2)           (0.05)(3)              (0.01)
Net Realized and Unrealized
     Gain (Loss) on Investments             (3.28)              (0.25)              (3.61)                4.22                2.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (3.36)              (0.26)              (3.69)                4.17                2.45
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                           -                   -                   -                   -              (0.01)
Distributions from Realized
     Gains on Investments                        -                   -              (1.31)              (1.09)              (0.74)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              -                   -              (1.31)              (1.09)              (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                          $10.19              $13.55              $13.81              $18.81              $15.73
====================================================================================================================================
Total Return(4)                           (24.80)%             (1.88)%            (20.61)%              27.02%              17.66%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period               $5,371,324          $6,437,210          $6,032,118          $6,301,198          $3,516,193
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      2.18%               2.20%               2.13%               2.15%               2.22%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.95%               1.95%               1.95%               1.95%               1.95%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                    (0.75)%             (0.61)%             (0.48)%             (0.37)%             (0.23)%
====================================================================================================================================
Portfolio Turnover Rate                     21.65%              28.67%              28.75%              35.34%              32.00%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Large Cap Core Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                     $9.52               $9.66              $12.45              $11.96              $12.44
Income from Investment
     Operations:
Net Investment Income (Loss)               0.03(2)                0.01             0.01(2)             0.02(3)                0.01
Net Realized and Unrealized
     Gain (Loss) on Investments             (2.71)              (0.14)              (2.51)                1.14                1.33
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (2.68)              (0.13)              (2.50)                1.16                1.34
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.01)              (0.01)              (0.03)                   -              (0.04)
Distributions from Realized
     Gains on Investments                        -                   -              (0.26)              (0.67)              (1.78)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.01)              (0.01)              (0.29)              (0.67)              (1.82)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $6.83               $9.52               $9.66              $12.45              $11.96
====================================================================================================================================
Total Return(4)                        (28.11)%(5)             (1.37)%            (20.37)%               9.95%              11.09%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period             $105,197,167         $56,672,508         $40,566,183         $51,513,192         $45,619,789
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.39%               1.40%               1.41%               1.44%               1.52%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.20%               1.20%               1.20%               1.20%               1.20%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      0.34%               0.15%               0.07%               0.19%               0.20%
====================================================================================================================================
Portfolio Turnover Rate                     64.36%              36.63%              45.44%              89.66%             156.92%
====================================================================================================================================


(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5) Effective January 31, 2003, Mason Street Advisors assumed the day-to-day management of the Fund.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Large Cap Core Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                     $9.31               $9.50              $12.25              $11.85              $12.37
Income from Investment
     Operations:
Net Investment Income (Loss)             (0.02)(2)             0.00(6)           (0.07)(2)           (0.04)(3)              (0.03)
Net Realized and Unrealized
     Gain (Loss) on Investments             (2.64)              (0.19)              (2.47)                1.11                1.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (2.66)              (0.19)              (2.54)                1.07                1.25
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Realized
     Gains on Investments                        -                   -              (0.21)              (0.67)              (1.77)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              -                   -              (0.21)              (0.67)              (1.77)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $6.65               $9.31               $9.50              $12.25              $11.85
====================================================================================================================================
Total Return(4)                        (28.57)%(5)             (2.00)%            (20.89)%               9.28%              10.41%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period               $3,495,958          $5,230,425          $5,195,277          $6,235,397          $4,314,429
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      2.04%               2.05%               2.06%               2.10%               2.17%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.85%               1.85%               1.85%               1.85%               1.85%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                    (0.33)%             (0.50)%             (0.58)%             (0.46)%             (0.45)%
====================================================================================================================================
Portfolio Turnover Rate                     64.36%              36.63%              45.44%              89.66%             156.92%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5) Effective January 31, 2003, Mason Street Advisors assumed the day-to-day management of the Fund.
(6)  Amount is less than $0.005.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Index 500 Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $14.17              $14.33              $19.25              $16.80              $14.43
Income from Investment
     Operations:
Net Investment Income (Loss)               0.10(2)                0.08             0.13(2)             0.10(3)                0.10
Net Realized and Unrealized
     Gain (Loss) on Investments             (3.68)              (0.16)              (4.26)                2.77                2.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (3.58)              (0.08)              (4.13)                2.87                2.57
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.08)              (0.08)              (0.13)              (0.13)              (0.06)
Distributions from Realized
     Gains on Investments                        -                   -              (0.66)              (0.29)              (0.14)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.08)              (0.08)              (0.79)              (0.42)              (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                          $10.51              $14.17              $14.33              $19.25              $16.80
====================================================================================================================================
Total Return(4)                           (25.28)%             (0.55)%            (21.99)%              17.15%              17.88%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period             $105,282,622         $59,121,179         $54,600,926         $66,308,048         $70,034,287
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.18%               1.18%               1.10%               1.04%               1.15%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      0.85%               0.85%               0.85%               0.85%               0.85%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      0.90%               0.59%               0.73%               0.57%               0.88%
====================================================================================================================================
Portfolio Turnover Rate                     12.65%               1.93%              11.64%              19.61%               3.83%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Index 500 Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $14.01              $14.18              $19.02              $16.65              $14.35
Income from Investment
     Operations:
Net Investment Income (Loss)               0.03(2)           (0.00)(5)             0.01(2)           (0.01)(3)                0.03
Net Realized and Unrealized
     Gain (Loss) on Investments             (3.63)              (0.17)              (4.17)                2.72                2.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (3.60)              (0.17)              (4.16)                2.71                2.46
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                           -                   -              (0.02)              (0.05)              (0.02)
Distributions from Realized
     Gains on Investments                        -                   -              (0.66)              (0.29)              (0.14)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              -                   -              (0.68)              (0.34)              (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                          $10.41              $14.01              $14.18              $19.02              $16.65
====================================================================================================================================
Total Return(4)                           (25.70)%             (1.20)%            (22.33)%              16.30%              17.17%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period              $20,849,614         $29,624,997         $27,436,153         $31,609,672         $17,802,313
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.83%               1.83%               1.75%               1.72%               1.80%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.50%               1.50%               1.50%               1.50%               1.50%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      0.23%             (0.06)%               0.08%             (0.08)%               0.23%
====================================================================================================================================
Portfolio Turnover Rate                     12.65%               1.93%              11.64%              19.61%               3.83%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5)  Amount is less than $0.005.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Asset Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $12.14              $12.19              $14.93              $12.49              $12.32
Income from Investment
     Operations:
Net Investment Income (Loss)               0.22(2)                0.27             0.41(2)             0.39(3)                0.32
Net Realized and Unrealized
     Gain (Loss) on Investments             (1.86)              (0.02)              (1.41)                3.41                0.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (1.64)                0.25              (1.00)                3.80                0.78
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.21)              (0.30)              (0.40)              (0.37)              (0.31)
Distributions from Realized
     Gains on Investments                        -             (0.00)5              (1.34)              (0.99)              (0.30)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.21)              (0.30)              (1.74)              (1.36)              (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                          $10.29              $12.14              $12.19              $14.93              $12.49
====================================================================================================================================
Total Return(4)                           (13.49)%               2.12%             (7.55)%              31.38%               6.41%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period             $105,530,643         $61,979,437         $54,684,610         $56,394,478         $40,249,915
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.58%               1.52%               1.47%               1.57%               1.62%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.35%               1.35%               1.35%               1.35%               1.35%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      2.03%               2.38%               2.90%               2.90%               2.89%
====================================================================================================================================
Portfolio Turnover Rate                     82.84%              77.28%             130.37%             115.67%              79.71%
====================================================================================================================================


(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5)  Amount is less than $0.005.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Asset Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $11.95              $12.03              $14.76              $12.39              $12.26
Income from Investment
     Operations:
Net Investment Income (Loss)               0.15(2)                0.20             0.32(2)             0.32(3)                0.24
Net Realized and Unrealized
     Gain (Loss) on Investments             (1.83)              (0.05)              (1.39)                3.35                0.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                             (1.68)                0.15              (1.07)                3.67                0.70
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.15)              (0.23)              (0.32)              (0.31)              (0.27)
Distributions from Realized
     Gains on Investments                        -                   -              (1.34)              (0.99)              (0.30)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.15)              (0.23)              (1.66)              (1.30)              (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                          $10.12              $11.95              $12.03              $14.76              $12.39
====================================================================================================================================
Total Return(4)                           (14.08)%               1.30%             (8.10)%              30.47%               5.77%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period              $16,175,094         $15,116,310         $12,614,937         $11,039,829          $5,825,603
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      2.23%               2.17%               2.12%               2.22%               2.27%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      2.00%               2.00%               2.00%               2.00%               2.00%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      1.41%               1.73%               2.25%               2.25%               2.24%
====================================================================================================================================
Portfolio Turnover Rate                     82.84%              77.28%             130.37%             115.67%              79.71%
====================================================================================================================================


(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


High Yield Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                     $6.79               $7.49               $7.94               $8.77              $10.79
Income from Investment
     Operations:
Net Investment Income (Loss)               0.57(2)                0.68             0.78(2)             0.85(3)                1.00
Net Realized and Unrealized
     Gain (Loss) on Investments             (0.53)              (0.69)              (0.46)              (0.83)              (1.82)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                               0.04              (0.01)                0.32                0.02              (0.82)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.58)              (0.69)              (0.77)              (0.85)              (1.02)
Distributions from Realized
     Gains on Investments                        -                   -                   -                   -              (0.18)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.58)              (0.69)              (0.77)              (0.85)              (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $6.25               $6.79               $7.49               $7.94               $8.77
====================================================================================================================================
Total Return(4)                              1.15%             (0.08)%               4.42%               0.12%             (7.87)%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period             $107,050,590         $53,505,726         $37,065,041         $34,696,895         $37,414,394
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.46%               1.50%               1.55%               1.60%               1.65%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.30%               1.30%               1.30%               1.30%               1.30%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      9.24%               9.66%              10.15%              10.05%              10.51%
====================================================================================================================================
Portfolio Turnover Rate                     78.07%              86.85%             127.47%             193.63%             178.63%
====================================================================================================================================


(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


High Yield Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                     $6.78               $7.49               $7.93               $8.76              $10.79
Income from Investment
     Operations:
Net Investment Income (Loss)               0.53(2)                0.63             0.73(2)             0.80(3)                0.93
Net Realized and Unrealized
     Gain (Loss) on Investments             (0.53)              (0.70)              (0.45)              (0.83)              (1.83)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                                  -              (0.07)                0.28              (0.03)              (0.90)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.54)              (0.64)              (0.72)              (0.80)              (0.95)
Distributions from Realized
     Gains on Investments                        -                   -                   -                   -              (0.18)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.54)              (0.64)              (0.72)              (0.80)              (1.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $6.24               $6.78               $7.49               $7.93               $8.76
====================================================================================================================================
Total Return(4)                              0.48%             (0.87)%               3.88%             (0.54)%             (8.48)%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period               $4,243,051          $3,843,405          $3,745,575          $4,622,028          $4,683,841
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      2.11%               2.15%               2.20%               2.25%               2.30%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.95%               1.95%               1.95%               1.95%               1.95%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      8.64%               9.01%               9.50%               9.40%               9.86%
====================================================================================================================================
Portfolio Turnover Rate                     78.07%              86.85%             127.47%             193.63%             178.63%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $10.50              $10.70              $10.07              $10.63              $10.55
Income from Investment
     Operations:
Net Investment Income (Loss)               0.41(2)                0.44             0.46(2)             0.46(3)                0.42
Net Realized and Unrealized
     Gain (Loss) on Investments               0.61                0.01                0.65              (0.49)                0.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                               1.02                0.45                1.11              (0.03)                0.67
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.42)              (0.45)              (0.46)              (0.46)              (0.45)
Distributions from Realized
     Gains on Investments                   (0.12)              (0.20)              (0.02)              (0.07)              (0.14)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.54)              (0.65)              (0.48)              (0.53)              (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                          $10.98              $10.50              $10.70              $10.07              $10.63
====================================================================================================================================
Total Return(4)                              9.88%               4.26%              11.34%             (0.10)%               6.42%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period             $107,769,680         $57,372,945         $37,272,578         $33,486,954         $32,692,209
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      0.93%               1.00%               1.09%               1.14%               1.17%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      0.85%               0.85%               0.85%               0.85%               0.85%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      3.78%               4.14%               4.45%               4.55%               4.18%
====================================================================================================================================
Portfolio Turnover Rate                     47.56%             172.55%             140.65%             184.70%             344.11%
====================================================================================================================================


(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                    $10.50              $10.70              $10.07              $10.63              $10.55
Income from Investment
     Operations:
Net Investment Income (Loss)               0.34(2)                0.37             0.39(2)             0.40(3)                0.36
Net Realized and Unrealized
     Gain (Loss) on Investments               0.61             0.00(5)                0.65              (0.49)                0.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                               0.95                0.37                1.04              (0.09)                0.59
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.35)              (0.37)              (0.39)              (0.40)              (0.37)
Distributions from Realized
     Gains on Investments                   (0.12)              (0.20)              (0.02)              (0.07)              (0.14)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.47)              (0.57)              (0.41)              (0.47)              (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                          $10.98              $10.50              $10.70              $10.07              $10.63
====================================================================================================================================
Total Return(4)                              9.16%               3.58%              10.62%             (0.75)%               5.72%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period               $3,532,913          $1,429,016          $1,077,137            $877,436            $849,347
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.58%               1.65%               1.74%               1.78%               1.82%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.50%               1.50%               1.50%               1.50%               1.50%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      3.11%               3.49%               3.80%               3.90%               3.53%
====================================================================================================================================
Portfolio Turnover Rate                     47.56%             172.55%             140.65%             184.70%             344.11%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(5)  Amount is less than $0.005.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Select Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                     $9.50               $9.69               $9.13               $9.66               $9.98
Income from Investment
     Operations:
Net Investment Income (Loss)               0.41(2)                0.49             0.61(2)             0.68(3)                0.61
Net Realized and Unrealized
     Gain (Loss) on Investments               0.82                0.05                0.56              (0.47)              (0.16)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                               1.23                0.54                1.17                0.21                0.45
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.45)              (0.49)              (0.61)              (0.63)              (0.68)
Distributions from Realized
     Gains on Investments                   (0.30)              (0.24)                   -              (0.11)              (0.09)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.75)              (0.73)              (0.61)              (0.74)              (0.77)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $9.98               $9.50               $9.69               $9.13               $9.66
====================================================================================================================================
Total Return(4)                             13.19%               5.76%              13.32%               2.26%               4.60%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period             $107,952,560         $64,073,225         $41,428,580         $32,388,650         $31,478,811
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      0.96%               1.04%               1.14%               1.26%               1.26%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      0.85%               0.85%               0.85%               0.85%               0.85%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      4.13%               4.97%               6.57%               6.70%               7.03%
====================================================================================================================================
Portfolio Turnover Rate                    213.99%             129.22%             187.60%              92.12%             252.44%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Select Bond Fund
Class B
                                         2003(1)             2002(1)             2001(1)             2000(1)             1999(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,
     Beginning of Period                     $9.50               $9.69               $9.12               $9.66               $9.98
Income from Investment
     Operations:
Net Investment Income (Loss)               0.34(2)                0.43             0.55(2)             0.60(3)                0.56
Net Realized and Unrealized
     Gain (Loss) on Investments               0.82                0.05                0.57              (0.46)              (0.18)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
     OPERATIONS                               1.16                0.48                1.12                0.14                0.38
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from Net
     Investment Income                      (0.38)              (0.43)              (0.55)              (0.57)              (0.61)
Distributions from Realized
     Gains on Investments                   (0.30)              (0.24)                   -              (0.11)              (0.09)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.68)              (0.67)              (0.55)              (0.68)              (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     End of Period                           $9.98               $9.50               $9.69               $9.12               $9.66
====================================================================================================================================
Total Return(4)                             12.46%               5.08%              12.71%               1.49%               3.91%
====================================================================================================================================
RATIOS AND
     SUPPLEMENTAL DATA:
Net Assets, End of Period              $10,081,933          $4,517,809          $3,154,904          $2,277,324          $2,425,059
====================================================================================================================================
Ratio of Gross Expenses to
     Average Net Assets                      1.61%               1.69%               1.78%               1.90%               1.91%
====================================================================================================================================
Ratio of Net Expenses to
     Average Net Assets                      1.50%               1.50%               1.50%               1.50%               1.50%
====================================================================================================================================
Ratio of Net Investment
     Income (Loss) to
     Average Net Assets                      3.41%               4.32%               5.92%               6.05%               6.38%
====================================================================================================================================
Portfolio Turnover Rate                    213.99%             129.22%             187.60%              92.12%             252.44%
====================================================================================================================================

(1)  For the twelve months ended March 31.
(2)  Calculated based on average shares outstanding.
(3)  Calculated prior to adjustment for certain book and tax income differences.
(4) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A  P  P  E  N  D  I  X    A  -  G  L  O  S  S  A  R  Y

THIS GLOSSARY PROVIDES YOU A MORE DETAILED DESCRIPTION OF SOME OF THE TYPES OF SECURITIES, INVESTMENT STRATEGIES AND OTHER INSTRUMENTS IN WHICH THE FUNDS MAY INVEST. EACH FUND MAY INVEST IN THESE INSTRUMENTS TO THE EXTENT PERMITTED BY ITS INVESTMENT OBJECTIVES AND POLICIES. THE FUNDS ARE NOT LIMITED BY THIS DISCUSSION AND MAY INVEST IN ANY OTHER TYPES OF INSTRUMENTS NOT PRECLUDED BY THE POLICIES DISCUSSED ELSEWHERE IN THIS PROSPECTUS.

I.  Equity and Debt Securities

AMERICAN DEPOSITARY RECEIPTS ("ADRS") see "Depositary receipts" below.

BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.


COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.


COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's Board of Directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEBT INVESTMENTS is a general term to describe a variety of securities or other investments that represent liabilities or obligations owed to another person or persons.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker/dealers (depositary shares).


DOLLAR ROLL TRANSACTIONS may consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty.


EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other investments with equity characteristics.

EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

FIXED INCOME SECURITIES are debt securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.





HIGH-GRADE INSTRUMENTS are securities rated in one of the two highest rating categories by at least one Nationally Recognized Statistical Rating Organization (such as Moody's or Standard & Poor's(R)), or if not so rated, determined by the Fund's advisor or sub-advisor to be of comparable quality.

HIGH YIELD/HIGH RISK BONDS are debt securities rated below investment-grade by a Nationally Recognized Statistical Rating Organization (e.g., BB+ or lower by Standard & Poor's or Ba1 or lower by Moody's), or if unrated, determined by the Fund's advisor or sub-advisor to be of comparable quality. Other terms commonly used to describe such bonds include "lower-rated bonds," "noninvestment-grade bonds" and "junk bonds."


INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" on the next page.


INVESTMENT-GRADE BONDS are securities rated BBB- or higher by Standard & Poor's(R) and Baa3 or higher by Moody's, or an equivalent rating by one of the primary rating agencies.


LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in business loans made to borrowers that may be corporations, partnerships, or other entities. Such investments may be made through an assignment of a portion of the business loan from a third party or through a participation agreement.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with pre-payment features may not increase as much as other fixed income securities. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of pre-payment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class).
The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker/dealer.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS") are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.


PRE-REFUNDED MUNICIPAL BONDS are municipal securities for which the municipal bond issuer has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, including principal and interest. The most common pre-refunded municipal bonds are backed by an escrow of U.S. Treasuries.


RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker/dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

UNIT OFFERINGS are a combination of multiple securities, such as debt and equity securities sold together as a single product.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate ("underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a significant discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II.  Futures, Options and Other Derivatives

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices of U.S. government, foreign government, equity or fixed income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity or debt securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.

SWAPS are agreements that are generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, interest rates, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names, such as credit default swaps and interest rate swaps.

III.  Other Investments, Strategies and/or Techniques

REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce Fund volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

WHEN ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

IV.  Other Terms

NET ASSET VALUE ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding.

FUND TURNOVER RATE is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's securities.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both income and changes in NAV. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

More information about Mason Street Funds is included in the Funds' Statement of Additional Information (SAI), which is incorporated by reference in this Prospectus and which is available without charge.

Additional information about the Funds' investments is included in the Funds' annual and semi-annual reports to shareholders. These reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period.


To request a free copy of the Funds' SAI, or current annual or semi-annual report, call us at 1-888-MASONST (1-888-627-6678). You may also call this number to request other information about the Funds and to make shareholder inquiries. Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.



Northwestern Mutual Investment Services, LLC, Distributor
Investment Company Act File No. 811-07961



                                                MASON STREET FUNDS

                                                 P. O. BOX 219419

                                            KANSAS CITY, MO 64121-9419

                                          1-888-MASONST (1-888-627-6678)

                                             WWW.MASONSTREETFUNDS.COM



                                                   [ L O G O ]

210459 V4

                                  Consisting of
                           Small Cap Growth Stock Fund
                          Aggressive Growth Stock Fund
                            International Equity Fund
                              Index 400 Stock Fund
                                Growth Stock Fund
                            Large Cap Core Stock Fund
                              Index 500 Stock Fund
                              Asset Allocation Fund
                              High Yield Bond Fund
                               Municipal Bond Fund
                                Select Bond Fund

      This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for Mason Street Funds, Inc. ("MSF"). Portions of MSF's Annual Report are incorporated herein. The Annual Report is supplied with this SAI. To obtain a free additional copy of the Prospectus, or a copy of the Annual Report, please call MSF at 1-888-627-6678.


The date of the Prospectus to which this Statement of Additional Information relates is November 17, 2003.

The date of this Statement of Additional Information is November 17, 2003.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----

INVESTMENT POLICIES....................................................B-5
Investment Restrictions................................................B-5
Operating Policies.....................................................B-7
Portfolio Securities for the Municipal Bond Fund.......................B-7
Repurchase Agreements.................................................B-10
Pass-Through Securities...............................................B-11
Variable Rate Securities..............................................B-12
Zero Coupon, Step Coupon And Pay-In-Kind Securities...................B-13
Depositary Receipts...................................................B-13
Short Sales...........................................................B-14
Interest Rate Swaps, Caps, Floors and Credit Default Swaps............B-14
Financial Futures and Forward Contracts...............................B-15
Options on Securities.................................................B-22
Future Developments...................................................B-27
Securities Lending....................................................B-27
Reverse Repurchase Agreements.........................................B-27
Preferred Stocks......................................................B-27
Convertible Securities................................................B-28
High-Yield, High-Risk Bonds...........................................B-28
Hybrid Instruments....................................................B-28
Warrants..............................................................B-28
Eurodollar Certificates of Deposit....................................B-29
Short-Term Trading....................................................B-29
Investment Company Securities And Exchange Traded Funds...............B-29
Firm Commitment Agreements and "When-Issued" Securities...............B-29
Loans and Other Direct Debt Instruments...............................B-30
Dollar Roll Transactions..............................................B-31

Private Placement Transactions and Illiquid Assets....................B-32
Securities on the Restricted List of Mason Street Advisors, LLC.......B-32
Risk Factors for the International Equity Fund and International
   Investments of the Other Funds.....................................B-33
Initial Public Offerings..............................................B-37
Portfolio Turnover....................................................B-37
MANAGEMENT OF MSF.....................................................B-38
OTHER INFORMATION ABOUT MSF...........................................B-52
INVESTMENT ADVISORY SERVICES..........................................B-53
FUND EXPENSES.........................................................B-56
DISTRIBUTION ARRANGEMENTS.............................................B-56
DISTRIBUTION FINANCING PLANS AND SHAREHOLDER SERVICES AGREEMENT.......B-57
CLASS A PLAN AND AGREEMENT............................................B-57
CLASS B PLAN AND AGREEMENT............................................B-58
CLASS C PLAN AND AGREEMENT............................................B-58
GENERAL...............................................................B-58
SHAREHOLDER SERVICING.................................................B-59
THIRD-PARTY ADMINISTRATIVE SERVICES...................................B-59
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES...B-60
DETERMINATION OF NET ASSET VALUE......................................B-62
PURCHASE AND REDEMPTION OF SHARES.....................................B-63
USE OF INTERMEDIARY TO PURCHASE AND SELL SHARES.......................B-64
SPECIAL WAIVERS.......................................................B-64
CUMULATIVE DISCOUNT...................................................B-64
TIMING OF PURCHASE ORDERS.............................................B-64
LETTER OF INTENT......................................................B-64
FINANCIAL INTERMEDIARIES..............................................B-65
SYSTEMATIC WITHDRAWAL PLAN............................................B-65
SPECIAL REDEMPTIONS...................................................B-66

SUSPENSION OF REDEMPTIONS.............................................B-66
INVESTMENT PERFORMANCE................................................B-70
PERFORMANCE TERMS.....................................................B-70
STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS...................B-70
STANDARDIZED YIELD QUOTATIONS.........................................B-72
PERFORMANCE CALCULATIONS FOR CLASS C SHARES...........................B-72
NON-STANDARDIZED PERFORMANCE..........................................B-73
GENERAL INFORMATION...................................................B-73
TAXES.................................................................B-74
MUNICIPAL BOND FUND...................................................B-78
STATE AND LOCAL.......................................................B-79
CUSTODIANS............................................................B-79
TRANSFER AGENT SERVICES...............................................B-79
INDEPENDENT ACCOUNTANTS...............................................B-80
FINANCIAL STATEMENTS..................................................B-80
APPENDIX A............................................................B-81
APPENDIX B............................................................B-92

                               INVESTMENT POLICIES

      The following information supplements and should be read in conjunction with the sections in MSF's Prospectus entitled "The Funds in Detail."

INVESTMENT RESTRICTIONS
-----------------------

      The investment restrictions of the Funds numbered 1-8 below are "fundamental policies" and may be changed only with the approval of the majority of the Fund's shares outstanding.


       1. Each Fund, other than the Index 500 Stock Fund and the Index 400 Stock Fund, will not purchase securities, if as a result of such purchase, the Fund's investments would be concentrated, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.


       2. The Index 500 Stock Fund and Index 400 Stock Fund may concentrate their investments within the meaning of the 1940 Act and the rules and regulations thereunder, and any exemptive relief granted by the SEC.

       3. No Fund may issue securities senior to the Fund's presently authorized shares of beneficial interest except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief granted by the SEC. This restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when-issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief granted by the SEC.

       4. No Fund may borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief granted by the SEC.

       5. No Fund may make loans to other persons except to the extent permitted by the 1940 Act and the rules and regulations, and pursuant to any exemptive relief granted by the SEC. This restriction shall not prevent the Fund from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC.

       6. No Fund may engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order granted by the SEC. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether a Fund may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Fund from selling its own shares.

       7. No Fund may purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This restriction does not prohibit a Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed-delivery basis, or other derivative investments, or other financial instruments that are secured by physical commodities, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to exemptive relief granted by the SEC.

       8. No Fund may purchase or sell real estate. However, each Fund may invest in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

       9. All of the Funds, except the Index 500 Stock Fund and Index 400 Stock Fund, shall be diversified investment companies as defined under the 1940 Act. The Index 500 Stock Fund and Index 400 Stock Fund shall be non-diversified investment companies as defined under the 1940 Act.


      The remainder of this section describes the parameters of the 1940 Act and the rules and regulations thereunder as they apply to certain fundamental policies listed above. The above references to exemptive relief granted by the SEC include exemptive orders issued by the SEC to MSF or its affiliates or applicable SEC no-action letters on which MSF may rely. MSF has not applied for, or received, any such exemptive orders but may make such an application in the future.

      The SEC Staff has taken the position that a fund is "concentrated" if it invests 25% or more of its assets in any one industry. Generally, a fund must indicate in its registration statement whether or not it will be "concentrated." The SEC Staff has granted additional limited exemption from the concentration rules for index funds, such as the Index 500 Stock Fund and Index 400 Stock Fund, because of the unique nature of these funds tracking an independent index.

      The 1940 Act prohibits the Fund from issuing "senior securities," except that the Fund is permitted to borrow money from banks in an amount up to 33-1/3% of its assets and may engage in the activities identified above in investment restriction number 3 to the extent liquid assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.

      The 1940 Act does not prohibit a fund from selling securities short or from making loans but requires that funds disclose the extent to which they may engage in such activities. The Funds' policies regarding short sales and making loans of portfolio securities may be found herein on pages 14 and 27, respectively. The 1940 Act does restrict a fund from making loans to affiliated investment companies except upon receipt of an exemptive order from the SEC.

      The term "non-diversified," as used above in investment restriction number 9, means that more than 25% of a Fund's total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Fund's total assets or more than 10% of such securities' outstanding voting securities. Any Fund that is non-diversified would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code. See "Taxes" on page 74.


OPERATING POLICIES
------------------

      The investment restrictions of the Funds set forth in this section are operating policies which may be changed by the Board of Directors of the Fund without a vote of the outstanding shares of the Fund.

       1. No Fund may borrow money for the purpose of leveraging or investment in an amount in excess of 15% of total assets.

       2. The International Equity Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange.

PORTFOLIO SECURITIES FOR THE MUNICIPAL BOND FUND
------------------------------------------------

      Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

      Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

      For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Fund's investment advisory fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

      The Fund may invest in municipal lease obligations. Such obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. Such obligations are secured by the leased property. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by MSF's Board. Pursuant to such guidelines, the Board has directed MSA to monitor carefully the Municipal Bond Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as MSA may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed MSA to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as MSA may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

      Tender option bonds are generally long-term securities that have been coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. The Municipal Bond Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. The Fund expects to be able to value tender option bonds at par; however, the value of the instruments will be monitored to assure that they are valued at fair value.


      Ratings of Municipal Obligations. Subsequent to its purchase by the Municipal Bond Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but MSA will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by a rating agency for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the various rating agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, MSA also will evaluate these securities.

      The Fund may engage in various investment techniques, such as lending portfolio securities and options and futures transactions. Use of certain of these techniques may give rise to taxable income.

      Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax-exemption. One effect of these provisions could be to increase the cost of the municipal obligations available for purchase by the Fund and thus reduce available yield. Proposals that may restrict or eliminate the income tax exemption for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such securities as a permissible taxable investment within the applicable limits set forth herein.

      Federal income tax law requires the holders of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      The Fund may also invest in repurchase agreements, reverse repurchase agreements or may purchase securities on a "when-issued" or forward commitment basis.

REPURCHASE AGREEMENTS
---------------------

      Certain securities of each Fund may be subject to repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Fund to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends. Each Fund intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Fund may invest. A Fund will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Fund enter into a repurchase agreement with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").

      Each Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. The Fund might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, as noted earlier, MSF has adopted standards of creditworthiness for all broker-dealers with which MSF enters into repurchase agreements and will review compliance by such broker-dealers periodically.

PASS-THROUGH SECURITIES
-----------------------

      The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

      Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

      Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

      Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

      Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

      The Funds also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund's Prospectus may apply.

VARIABLE RATE SECURITIES
------------------------

      Variable rate securities bear rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. The Funds may determine the maturity of variable rate securities in accordance with the Securities and Exchange Commission rules that allow the Funds to consider certain of such instruments as having maturities less than the maturity date on the instrument.

ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES
---------------------------------------------------

      Each Fund may invest up to 10% (without limit for Municipal Bond Fund, High Yield Bond Fund and Select Bond Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

      Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other fund holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

      Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

DEPOSITARY RECEIPTS
-------------------

      The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

      Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectus.

SHORT SALES
-----------

      Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

      The Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its fund manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 5% of its assets.

INTEREST RATE SWAPS, CAPS, FLOORS AND CREDIT DEFAULT SWAPS
----------------------------------------------------------

      Each of the Funds may invest in interest rate swaps, caps, floors and credit default swaps in accordance with their investment objectives and policies.

      Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. A credit default swap is designed to transfer the default risk of a particular debt instrument in exchange for a periodic premium. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

FINANCIAL FUTURES AND FORWARD CONTRACTS
---------------------------------------


      Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or debt securities. The Funds may use futures and other derivatives for hedging purposes (including to gain exposure to the market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance total return. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


      The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers.

      Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

      Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a "commodity pool operator." The Commodity Exchange Act defines the term "commodity pool operator" to mean "any person engaged in a business that is of the nature of an investment trust, syndicate, or similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property, either directly or through capital contributions, the sale of stock or other forms of securities, or otherwise, for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market or derivatives transaction execution facility." The Funds have claimed an exclusion from the "commodity pool operator" definition as investment companies registered under the 1940 Act, and therefore are not subject to registration and regulation as "commodity pool operators."

      The primary purposes a Fund enters into futures contracts are to meet the liquidity needs of the Fund while maintaining the Fund's exposure to the securities markets and to otherwise protect the Fund from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its Fund in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its Fund securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling Fund securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell Fund securities.

      If a Fund owns bonds and the Fund manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its Fund. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a Fund manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Fund manager still may not result in a successful use of futures.

      Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the Fund manager's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its Fund and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's Fund manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its Fund to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

      The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in Fund securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

      Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

      Options on Futures Contracts. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's Fund holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its Fund securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, a Fund may buy a put option on a futures contract to hedge its Fund against the risk of falling prices or rising interest rates.

      The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

      Forward Contracts. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

      The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its Fund securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the Fund manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

      These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated Fund securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its Fund manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

      The Funds will cover outstanding forward currency contracts by maintaining liquid Fund securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying Fund securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

      While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

      Options on Foreign Currencies. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which Fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of Fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its Fund.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

      The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of Fund securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its Fund. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

      The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

OPTIONS ON SECURITIES
---------------------

      In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

      A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

      A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

      The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Fund manager believes that writing the option would achieve the desired hedge.

      The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

      The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

      In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its Fund on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

      A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

      An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

      A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out- of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

      The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

      A Fund may buy put options to hedge against a decline in the value of its Fund. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

      The Funds may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

      Eurodollar Futures Contracts Or Options Thereon. A Fund may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

      Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the- counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

      Federal Income Tax Consequences of Investing in Options, Futures and Forward Contracts. Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions. Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

FUTURE DEVELOPMENTS
-------------------

      The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

SECURITIES LENDING
------------------

      Each Fund may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Funds have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the advisor to be creditworthy and will not be made unless, in the advisor's judgment, the consideration to be earned from such loans would justify the risk.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

      Each of the Funds may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Fund will use the proceeds of reverse repurchase agreements to purchase money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. The Fund will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, the Fund will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Fund would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will the Fund enter into a reverse repurchase agreement with Northwestern Mutual.

PREFERRED STOCKS
----------------

      Each of the Funds may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investment would be made primarily for their capital appreciation potential.

CONVERTIBLE SECURITIES
----------------------

      Each of the Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

HIGH-YIELD, HIGH-RISK BONDS
---------------------------


      Each of the Funds may invest in high-yield, high-risk bonds, commonly referred to as "junk" bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality, shorter-terms bonds, but not as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Each Fund, except for the High Yield Bond Fund, will not invest more than 10% (20% for the Select Bond Fund) of its assets in high-yield, high-risk bonds. The High Yield Bond Fund may invest without limit in high-yield, high-risk bonds.


HYBRID INSTRUMENTS
------------------

      Each of the Funds may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Fund may not be successful.

WARRANTS
--------

      Each of the Funds may invest in warrants. A warrant is a right to buy a certain security at a set price during a certain time period. No Fund intends to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will a Fund's investment in warrants exceed 5% of its net assets.

EURODOLLAR CERTIFICATES OF DEPOSIT
----------------------------------

      The Funds may purchase Eurodollar Certificates of Deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets as well as the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Fund were to invoke legal processes, it might encounter greater difficulties abroad than in the U.S.

SHORT-TERM TRADING
------------------

      Each Fund will generally not engage in short-term trading (purchases and sales within seven days).

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS
-------------------------------------------------------

      From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a Fund of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying Fund securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES
-------------------------------------------------------

      Each Fund may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the adviser of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      A Fund will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities it will maintain in an account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS
---------------------------------------

      Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

      The Funds, other than the Index 500 Stock Fund and Index 400 Stock Fund, limit the amount of total assets that it will invest in issuers within the same industry (see the Fund's investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

DOLLAR ROLL TRANSACTIONS
------------------------


      Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Fund will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.


      A Fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.


      Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Fund. For example, while a Fund receives compensation as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Fund, thereby effectively charging a Fund interest on its borrowings. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund's borrowing.

      The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


PRIVATE PLACEMENT TRANSACTIONS AND ILLIQUID ASSETS
--------------------------------------------------

      Each Fund may invest up to 15% of its net assets in securities acquired in private placement transactions and other illiquid assets. For the purpose of determining each Fund's net asset value, these assets will be valued at their fair value as determined in good faith by MSF's Directors or under procedures established by the Directors. If a Fund should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Fund will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

      Notwithstanding these limitations a Fund may purchase securities which, though not registered under the Securities Act of 1933 (the "1933 Act"), are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Funds. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Fund's investment adviser, Mason Street Advisors, LLC, determines and monitors the liquidity status of each Rule 144A security in which a Fund invests, subject to supervision and oversight by the Board of Directors of MSF. The investment adviser takes into account all of the factors which may have a material bearing on the ability of the Fund to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Fund's net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.

SECURITIES ON THE RESTRICTED LIST OF MASON STREET ADVISORS, LLC
---------------------------------------------------------------

      The Funds may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted list of Mason Street Advisors, LLC. An issuer is placed on this restricted list (i) when certain employees of Mason Street Advisors, LLC or its affiliate companies come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer on the restricted list of Mason Street Advisors, LLC or certain of its affiliates could impair liquidity for securities of the issuer owned by the Funds and may result in a loss of buying opportunities for the Funds.

RISK FACTORS FOR THE INTERNATIONAL EQUITY FUND AND INTERNATIONAL
-----------------------------------------------------------------
INVESTMENTS OF THE OTHER FUNDS
------------------------------


      The International Equity Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. All other Funds have the limited right to purchase securities in foreign countries. The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund and Large Cap Core Stock Fund may invest up to 20% of their net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. The High Yield Bond Fund may invest up to 30% of its net assets in foreign securities consistent with its investment objective. Notwithstanding their ability to invest in such foreign securities up to such respective limits, the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund, Large Cap Core Stock Fund and High Yield Bond Fund have no present intention to do so. Such investments may be in U.S. currency denominated debt issues or in debt securities in the currency of other nations. Investors should consider carefully the risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


      Foreign Securities. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies may not be subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the International Equity Fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

      Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

      In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S.

economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

      Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Fund.

      Russian securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following:
(a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Funds due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

      There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Funds to lose their registration through fraud, negligence or even mere oversight. While each will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

      Currency. The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) will be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding or other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations.

      The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

      Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's securities are denominated may have a detrimental impact on that Fund. Through the International Equity Fund's flexible policy, the Fund's adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

      Interest rates. To the extent each Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of its assets and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

      Currency Contracts. The Funds may enter into a contract for the purchase or sale of a security denominated in a foreign currency and may enter into a forward foreign currency contract ("forward contract") in order to "lock in" the U.S. dollar price of the security. In addition, when the Fund's adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      It is impossible to forecast with absolute precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Fund security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

INITIAL PUBLIC OFFERINGS
------------------------

      Each Fund may participate in initial public offerings. Since its inception, the Small Cap Growth Stock Fund benefited from participation in a number of initial public offerings which experienced almost immediate appreciation. For IPO offerings in which the advisor is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to the Small Cap Growth Stock Fund or other Funds, in the advisor's discretion.

PORTFOLIO TURNOVER
------------------

      Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates.

      For the years ended March 31, 2002 and March 31, 2003, the portfolio turnover rates were:

            Portfolio Turnover Rate                2002          2003
            -----------------------                ----          ----

            Small Cap Growth Stock Fund           57.86%         48.87%
            Aggressive Growth Stock Fund          68.02%         34.94%
            International Equity Fund             21.11%         17.59%
            Index 400 Stock Fund                  28.82%         15.27%
            Growth Stock Fund                     28.67%         21.65%
            Large Cap Core Stock Fund             36.63%         64.36%
            Index 500 Stock Fund                   1.93%         12.65%
            Asset Allocation Fund                 77.28%         82.84%
            High Yield Bond Fund                  86.85%         78.07%
            Municipal Bond Fund                   172.55%        47.56%
            Select Bond Fund                      129.22%       213.99%

The annual portfolio turnover rate of each Fund is the lesser of purchases or sales of the Fund's securities for the year stated as a percentage of the average value of the Fund's assets.

      For the fiscal year ended March 31, 2003, portfolio turnover for the Aggressive Growth Stock Fund decreased significantly from the prior year. This decrease was due to stock market conditions during this period that were conducive to lower turnover.

      For the fiscal year ended March 31, 2003, portfolio turnover for the Large Cap Core Stock Fund increased significantly from the prior year. This increase was due to a change in the Fund manager.

      For the fiscal year ended March 31, 2003, portfolio turnover for the Municipal Bond Fund decreased significantly from the prior year. This decrease was due to an increase in the size of the Fund and due to decreased trading to minimize recognition of tax capital gains.

      For the fiscal year ended March 31, 2003, portfolio turnover for the Select Bond Fund increased significantly from the prior year. This increase was due to increased volatility of spreads and interest rates in the bond market.

                                MANAGEMENT OF MSF

      The Board of Directors of Mason Street FundsR is responsible for setting and overseeing the investment objectives and policies of each Fund, but delegates daily management of the Funds to the investment adviser, the subadvisers where applicable and the officers of Mason Street FundsR.


      The following table lists the Directors and Officers of MSF together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with MSF and certain other information. Ages are as of September 30, 2003.



--------------------------------------------------------------------------------------
                            Term of                        Number of
                            Office                         Portfolios
                            and                            in Fund      Other
Name,          Position(s)  Length of  Principal           Complex      Directorships
Address, and   Held with    Time       Occupation(s)       Overseen by  Held by
Age            Fund         Served     During Past 5 Years Director     Director
--------------------------------------------------------------------------------------

Interested Directors
--------------------------------------------------------------------------------------
Edward J.      Chairman of  2000*      President and       29           Manpower, Inc.;
Zore, 720      the Board               Chief Executive                  Trustee of
East                                   Officer of                       Northwestern
Wisconsin                              Northwestern                     Mutual
Avenue                                 Mutual since 2001;
Milwaukee,                             President from
WI  53202,                             2000 to 2001;
(58)                                   prior thereto,
                                       Executive Vice
                                       President. Trustee
                                       of Northwestern
                                       Mutual since 2000
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
                            Term of                        Number of
                            Office                         Portfolios
                            and                            in Fund      Other
Name,          Position(s)  Length of  Principal           Complex      Directorships
Address, and   Held with    Time       Occupation(s)       Overseen by  Held by
Age            Fund         Served     During Past 5 Years Director     Director
--------------------------------------------------------------------------------------

Stephen N.     Director     1996*      Retired Partner,    29           Trustee of
Graff, 805                             Arthur Andersen                  Northwestern
Lone Tree Road                         LLP (Public                      Mutual
Elm Grove,                             Accountants).
WI  53122,                             Trustee of
(69)                                   Northwestern Mutual

--------------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------------
Martin F.      Director     1996*      Former Chairman of  29           Koss
Stein, 1800                            Eyecare One, Inc.,               Corporation
East Capitol                           which includes
Drive                                  Stein Optical
Milwaukee,                             (retail sales of
WI  53211,                             eyewear) and Eye Q
(66)                                   optical centers;
                                       prior thereto,
                                       Chairman and CEO
                                       of Stein Health
                                       Services
--------------------------------------------------------------------------------------
Louis A.       Director     2003*      Managing partner    29           Packaging
Holland, 1                             and Chief                        Corporation
North Wacker                           Investment                       of America;
Drive, Suite                           Officer, Holland                 Lou Holland
700                                    Capital                          Growth Fund
Chicago,                               Management, L.P.
Illinois                               (registered
60606, (61)                            investment advisor).
                                       Portfolio Manager,
                                       Lou Holland Growth
                                       Fund (registered
                                       investment company)
--------------------------------------------------------------------------------------
Michael G.     Director     2003*      Private Investor;   29           Trustee of
Smith, 221                             retired since 1999               Ivy Fund
North Adams                            as Managing
Hinsdale, IL                           Director,
60521, (59)                            Corporate and
                                       Institutional
                                       Client Group,
                                       Central Region,
                                       Merrill Lynch and
                                       Co., Inc.
                                       (international
                                       investment banking)
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
                            Term of                        Number of
                            Office                         Portfolios
                            and                            in Fund      Other
Name,          Position(s)  Length of  Principal           Complex      Directorships
Address, and   Held with    Time       Occupation(s)       Overseen by  Held by
Age            Fund         Served     During Past 5 Years Director     Director
--------------------------------------------------------------------------------------

Elizabeth L.   Director     2003*      Partner,            29           None
Majers, 370                            McDermott, Will &
Shadowood Lane                         Emery (an
Northfield,                            international law
Illinois                               firm)
60093, (44)
--------------------------------------------------------------------------------------
William A.     Director     1997*      Financial           29           MGIC Investment
McIntosh, 525                          consulting;                      Corporation;
Sheridan Road                          Adjunct Faculty                  Comdisco
Kenilworth,                            Member, Howard                   Holding Company,
IL  60043,                             University,                      Inc.
(64)                                   Washington, D.C.;
                                       prior thereto,
                                       retired Division
                                       Head, U.S. Fixed
                                       Income of Salomon
                                       Brothers
                                       (investment
                                       securities)
--------------------------------------------------------------------------------------

Officers
--------------------------------------------------------------------------------------
Mark G. Doll,  President    2003*      Senior Vice         N/A          N/A
720 East                               President of
Wisconsin                              Northwestern
Avenue                                 Mutual. President
Milwaukee,                             and Director of
WI  53202,                             Mason Street
(53)                                   Advisors, LLC
                                       since 2002. Vice
                                       President and
                                       Assistant
                                       Treasurer-Public
                                       Markets of
                                       Northwestern
                                       Investment
                                       Management
                                       Company, LLC from
                                       1998 to 2001.
                                       Prior thereto,
                                       Executive Vice
                                       President,
                                       Investment
                                       Advisory Services
                                       of Northwestern
                                       Mutual Investment
                                       Services, LLC
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                            Term of                        Number of
                            Office                         Portfolios
                            and                            in Fund      Other
Name,          Position(s)  Length of  Principal           Complex      Directorships
Address, and   Held with    Time       Occupation(s)       Overseen by  Held by
Age            Fund         Served     During Past 5 Years Director     Director
--------------------------------------------------------------------------------------
Walter M.      Vice         2003*      Vice President of   N/A          N/A
Givler, 720    President,              Investment
East           Chief                   Accounting for
Wisconsin      Financial               Northwestern
Avenue         Officer and             Mutual since 2002;
Milwaukee,     Treasurer               Vice President and
WI  53202,                             Associate
(46)                                   Controller, 2002;
                                       Associate
                                       Controller from
                                       2001 to 2002;
                                       Director of New
                                       Business, Large
                                       Case Division from
                                       1999 to 2001;
                                       Director of
                                       New Business
                                       West/Central from
                                       1997 to 1999
--------------------------------------------------------------------------------------
Charles D.     Vice         2001*      Senior Vice         N/A         N/A
Robinson, 720  President-              President-Investment
East           Marketing               Products and
Wisconsin      and                     Services of
Avenue         Operations              Northwestern
Milwaukee,                             Mutual since
WI  53202,                             February, 2001;
(59)                                   prior thereto,
                                       with AIG, Global
                                       Retirement Services
                                       Division as Chief
                                       Marketing Officer
                                       and Senior Vice
                                       President from
                                       1999 to 2000.
                                       From 1980 to 1999,
                                       various positions
                                       of increasing
                                       responsibility
                                       with VALIC/American
                                       General Group,
                                       most recently as
                                       Senior Vice
                                       President,
                                       Institutional
                                       Marketing
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                            Term of                        Number of
                            Office                         Portfolios
                            and                            in Fund      Other
Name,          Position(s)  Length of  Principal           Complex      Directorships
Address, and   Held with    Time       Occupation(s)       Overseen by  Held by
Age            Fund         Served     During Past 5 Years Director     Director
--------------------------------------------------------------------------------------
Patricia L.    Vice          1996*     Managing Director   N/A         N/A
Van Kampen,    President-              of Mason Street
720 East       Investments             Advisors, LLC
Wisconsin                              since 2002.
Avenue                                 Managing Director
Milwaukee,                             of Northwestern
WI  53202,                             Investment
(52)                                   Management
                                       Company, LLC from
                                       1998 to 2001;
                                       prior thereto,
                                       Vice President-
                                       Common Stocks of
                                       Northwestern Mutual
--------------------------------------------------------------------------------------
William R.     Vice          1996*     Managing Director   N/A         N/A
Walker, 720    President-              of Mason Street
East           Investments             Advisors, LLC
Wisconsin                              since 2002.
Avenue                                 Managing Director
Milwaukee,                             of Northwestern
Wisconsin                              Investment
53202, (47)                            Management
                                       Company, LLC from
                                       1998 to 2001;
                                       prior thereto,
                                       Director of Common
                                       Stocks of
                                       Northwestern
                                       Mutual, and Vice
                                       President of
                                       Northwestern Mutual
                                       Investment
                                       Services, LLC
--------------------------------------------------------------------------------------
Steven P.      Vice          1996*     Managing Director   N/A           N/A
Swanson, 720   President-              of Mason Street
East           Investments             Advisors, LLC
Wisconsin                              since 2002.
Avenue,                                Managing Director
Milwaukee,                             of Northwestern
Wisconsin                              Investment
53202, (49)                            Management
                                       Company, LLC from
                                       1998 to 2001;
                                       prior thereto,
                                       Vice President
                                       -Securities of
                                       Northwestern
                                       Mutual, and Vice
                                       President of
                                       Northwestern Mutual
                                       Investment
                                       Services, LLC
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                            Term of                        Number of
                            Office                         Portfolios
                            and                            in Fund      Other
Name,          Position(s)  Length of  Principal           Complex      Directorships
Address, and   Held with    Time       Occupation(s)       Overseen by  Held by
Age            Fund         Served     During Past 5 Years Director     Director
--------------------------------------------------------------------------------------
Varun Mehta,   Vice          1997*     Director of Mason   N/A         N/A
720 East       President-              Street Advisors,
Wisconsin      Investments             LLC since 2002.
Avenue                                 Director of
Milwaukee,                             Northwestern
WI  53202,                             Investment
(35)                                   Management
                                       Company, LLC from
                                       1998 to 2001;
                                       prior thereto,
                                       Investment
                                       Officer-Public
                                       Fixed Income of
                                       Northwestern
                                       Mutual. Vice
                                       President-Fixed
                                       Income Securities
                                       of Northwestern
                                       Mutual Investment
                                       Services, LLC from
                                       2000 to 2001
--------------------------------------------------------------------------------------
Jefferson V.   Vice          1996*     Managing Director   N/A         N/A
DeAngelis,     President-              of Mason Street
720 East       Investments             Advisors, LLC
Wisconsin                              since 2002.
Avenue                                 Managing Director
Milwaukee,                             of Northwestern
WI  53202,                             Investment
(45)                                   Management
                                       Company, LLC from
                                       1998 to 2001;
                                       prior thereto,
                                       Vice President-Fixed
                                       Income Securities
                                       of Northwestern
                                       Mutual, and Vice
                                       President-Fixed
                                       Income Securities
                                       of Northwestern
                                       Mutual Investment
                                       Services, LLC
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                            Term of                        Number of
                            Office                         Portfolios
                            and                            in Fund      Other
Name,          Position(s)  Length of  Principal           Complex      Directorships
Address, and   Held with    Time       Occupation(s)       Overseen by  Held by
Age            Fund         Served     During Past 5 Years Director     Director
--------------------------------------------------------------------------------------

David R.       Vice          2002*     Managing Director   N/A         N/A
Keuler, 720    President-              of Mason Street
East           Investments             Advisors, LLC
Wisconsin                              since 2003.
Avenue                                 Director of Mason
Milwaukee,                             Street Advisors,
WI  53202,                             LLC from 2002 to
(42)                                   2003.  Director of
                                       Northwestern
                                       Investment
                                       Management
                                       Company, LLC from
                                       1998 to 2001;
                                       prior thereto,
                                       Associate
                                       Director-Common
                                       Stocks of
                                       Northwestern Mutual
--------------------------------------------------------------------------------------
Ronald C.      Vice          1996*     Director of Mason   N/A         N/A
Alberts, 720   President-              Street Advisors,
East           Investments             LLC since 2002.
Wisconsin                              Director of
Avenue                                 Northwestern
Milwaukee,                             Investment
WI  53202,                             Management
(39)                                   Company, LLC from
                                       1998 to 2001;
                                       prior thereto,
                                       Associate
                                       Director - Fixed
                                       Income of
                                       Northwestern
                                       Mutual Life. Vice
                                       President-Fixed
                                       Income Securities
                                       of Northwestern
                                       Mutual Investment
                                       Services, LLC from
                                       2000 to 2001
--------------------------------------------------------------------------------------
Cindy L.       Vice          2003*     Managing Director   N/A         N/A
Jackson, 720   President-              of Mason Street
East           Investments             Advisors, LLC
Wisconsin                              since 2003.
Avenue                                 Director of Mason
Milwaukee,                             Street Advisors,
WI  53202,                             LLC from 2002 to
(43)                                   2003.  Director of
                                       Northwestern
                                       Investment
                                       Management Company,
                                       LLC from 1998 to
                                       2001; prior
                                       thereto, Associate
                                       Director-Common
                                       Stocks of
                                       Northwestern Mutual
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                            Term of                        Number of
                            Office                         Portfolios
                            and                            in Fund      Other
Name,          Position(s)  Length of  Principal           Complex      Directorships
Address, and   Held with    Time       Occupation(s)       Overseen by  Held by
Age            Fund         Served     During Past 5 Years Director     Director
--------------------------------------------------------------------------------------

Michael P.     Vice          2003*     Director of Mason        N/A    N/A
Johnson, 720   President-              Street Advisors,
East           Investments             LLC since 2002.
Wisconsin                              Director of
Avenue                                 Northwestern
Milwaukee,                             Investment
WI  53202,                             Management
(42)                                   Company, LLC from
                                       1998 to 2001;
                                       prior thereto,
                                       Associate
                                       Director-Common
                                       Stocks of
                                       Northwestern Mutual
--------------------------------------------------------------------------------------
Merrill C.     Secretary     1996*     Assistant General        N/A    N/A
Lundberg, 720                          Counsel of
East                                   Northwestern Mutual
Wisconsin
Avenue
Milwaukee,
WI  53202,
(63)
--------------------------------------------------------------------------------------
Barbara E.     Controller    1996*     Director of Mutual       N/A    N/A
Courtney, 720                          Fund Accounting of
East                                   Northwestern
Wisconsin                              Mutual since 2002;
Avenue                                 prior thereto,
Milwaukee,                             Associate Director
WI  53202,
(46)
--------------------------------------------------------------------------------------



*Each of the directors will serve for a twelve-year term, commencing as of May 1, 2003, or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. Each officer holds office until his successor shall have been duly elected or until his prior death, resignation or removal.

      Messrs. Zore and Graff are "interested persons" of the Fund, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, because they are Trustees of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund's investment adviser. Mr. Zore is also the President and CEO of The Northwestern Mutual Life Insurance Company. The fund complex includes Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc.

      An Audit Committee and Nominating Committee have been established for MSF. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of the Fund's financial statements. To perform this function, the Audit Committee has direct access to the Fund Officers and internal auditors, as well as the independent accountants. In addition, the Audit Committee may meet with other members of management and employees when in its judgment such meetings are warranted. The Nominating Committee is authorized to select and nominate those Directors of the Fund who are not "interested persons" of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940). The Audit and Nominating Committees are comprised of Messrs. McIntosh, Stein, Holland, Smith and Ms. Majers, each of whom are not "interested persons" of the Fund within the meaning of the Investment Company Act. The Audit Committee normally meets as scheduled in conjunction with Board meetings four times a year. Four meetings of the Audit Committee were held in the fiscal year ended March 31, 2003. The Nominating Committee meets when necessary to consider the nomination of new Directors. One meeting of the Nominating Committee was held in the fiscal year ended March 31, 2003.


      All Board members and officers of the Fund, except Charles D. Robinson and Ronald C. Alberts, are also board members or officers of Northwestern Mutual Series Fund, Inc. (the "Series Fund"), a registered investment company. Shares of the Series Fund are offered to and may only be purchased by Northwestern Mutual in connection with variable annuity and variable life insurance contracts issued by Northwestern Mutual. Each of the Directors and principal officers of MSF who is also an affiliated person of Mason Street Advisors, LLC ("MSA") or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with MSA or Northwestern Mutual.


      On October 31, 2003, the Directors and officers of MSF as a group did not own more than 1% of any class of shares of any Fund.


CODES OF ETHICS. Mason Street Funds, Mason Street Advisors and Northwestern Mutual Investment Services have adopted codes of ethics under Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by MSF.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS. The Directors of the Fund request and evaluate the information that they and the Fund's investment adviser determine to reasonably be necessary for the Directors to evaluate the terms of the Investment Advisory Agreements between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the Investment Company Act of 1940. The Directors receive detailed information about the investment operations of each Fund in advance of each quarterly meeting of the Directors. Investment performance for each of the Funds is evaluated by the Directors by reference to the performance of an appropriate peer group and one or more relevant market indices. The Directors evaluate the investment advisory fee for each Fund by comparison with fees for a relevant mutual fund universe, including mutual funds offered to retail investors directly as well as those offered as investment funding vehicles for variable annuity contracts and variable life insurance policies issued by the principal competitors of Northwestern Mutual. The Directors evaluate the total expenses and charges for the variable annuity contracts for which the Funds serve as the investment funding vehicles. The Directors review and evaluate Northwestern Mutual's operating gains and losses from variable insurance products. In addition to these material factors the Directors review and evaluate a number of compliance and other matters at their quarterly meetings and annually when the renewal of the investment advisory arrangements is proposed. Based upon these considerations the Directors of the Fund have approved the continuation of the Investment Advisory Agreements for each of the Funds, and the Investment Subadvisory Agreement for the International Equity Fund for the current period. At a Board meeting held on November 7, 2002, the Board, including a majority of the independent directors, decided to terminate the subadvisory relationship by and between MSA, J.P. Morgan Investment Management, Inc. ("J.P. Morgan") and the Fund, on behalf of the Large Cap Core Stock Fund effective January 31, 2003, due to underperformance. To avoid disruption of the investment management program for the Large Cap Core Stock Fund, at the same meeting, the Board approved an interim advisory agreement with MSA providing that the Large Cap Core Stock Fund would no longer be sub-advised and that MSA would serve as adviser to the Fund on an interim basis, and upon expiration of such interim agreement, subject to shareholder approval. On May 1, 2003, shareholders of the Large Cap Core Stock Fund approved the amended investment advisory agreement providing that the Fund would no longer be sub-advised by J.P. Morgan and that MSA would serve as investment advisor. There was no change to the investment advisory fee payable to MSA under the amended agreement.

                     COMPENSATION OF OFFICERS AND DIRECTORS

      MSF pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. MSF pays other Directors fees totaling $13,000 per year, consisting of a $5,000 retainer paid in April and $2,000 per meeting of the Board of Directors of MSF attended. MSF neither pays nor accrues any pension or retirement benefits to any of the Directors. Mason Street Advisors, LLC, the investment adviser to Northwestern Mutual Series Fund, Inc. during the fiscal year ended March 31, 2003, paid each of the directors of the Series Fund a total of up to $33,000, consisting of a $20,000 retainer and $4,000 per meeting of the board of the Series Fund attended.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDING MARCH 31, 2003

       (1)                  (2)           (3)            (4)            (5)
 Name of Person,         Aggregate     Pension or     Estimated     Total Com-
    Position           Compensation    Retirement       Annual      pensation
                           From         Benefits    Benefits Upon      From
                        Registrant     Accrued as     Retirement    Registrant
                                      Part of Fund                   and Fund
                                        Expenses                     Complex
                                                                     Paid to
                                                                    Directors

INTERESTED DIRECTORS

Edward J. Zore             None           None           None          None
Director

Stephen N. Graff          $13,000         None           None        $46,000
Director


INDEPENDENT DIRECTORS

Louis A. Holland           None           None           None          None
Director

Elizabeth L. Majers        None           None           None          None
Director

William A. McIntosh       $13,000         None           None        $46,000
Director

Michael G. Smith           None           None           None          None
Director

Martin F. Stein           $13,000         None           None        $46,000
Director

As stated in the Prospectus, directors and officers of MSF, as well as employees and agents of Northwestern Mutual and its affiliates, may purchase shares of MSF without payment of a sales load. The reason for this policy is reduced sales and marketing costs associated with such direct sales and to encourage an alignment of interests with and knowledge about MSF through share ownership.

DIRECTORS' HOLDINGS IN THE MASON STREET FUNDS, INC.


      The following table sets forth the Mason Street Funds, Inc. holdings of the independent and interested directors, as of December 31, 2002.



                       Graff*      Holland      Majers      McIntosh    Smith      Stein     Zore*
                       -----       -------      ------      --------    -----      -----     ----

Aggregate Holdings,    $10,001-    None         None        Over        Over       None      $50,001-
All Funds              $50,000                              $100,000    $100,000             $100,000

Small Cap Growth       None        None         None        $10,001-    None       None      $10,001-
Stock Fund                                                  $50,000                          $50,000

Aggressive Growth      None        None         None        $1-         None       None      None
Stock Fund                                                  $10,000

International          None        None         None        $10,001-    None       None      $10,001-
Equity Fund                                                 $50,000                          $50,000

Index 400 Stock        None        None         None        $10,001-    None       None      None
Fund                                                        $50,000

Growth Stock           $1-         None         None        $1-         None       None      None
Fund                   $10,000                              $10,000

Large Cap Core         None        None         None        None        None       None      None
Stock Fund

Index 500 Stock        $1-         None         None        None        None       None      $10,001-
Fund                   $10,000                                                               $50,000

Asset Allocation       None        None         None        None        None       None      None
Fund

High Yield Bond        None        None         None        $10,001-    Over       None      None
Fund                                                        $50,000     $100,000

Municipal Bond         None        None         None        $10,001-    None       None      None
Fund                                                        $50,000

Select Bond Fund       None        None         None        None        None       None      None


*Messrs. Zore and Graff are Interested Directors, as described on page 46.

DIRECTORS' HOLDINGS IN THE NORTHWESTERN MUTUAL SERIES FUND, INC.


      The following table sets forth the Northwestern Mutual Series Fund, Inc. Portfolio holdings of the independent and interested directors, as of December 31, 2002. These holdings are indirect, based on investment in variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company.


                       Holland     Graff        Majers      Stein       Smith     McIntosh  Zore
                       -------     -----        ------      -----       -----     --------  ----

Aggregate Holdings,    None        None         None        None        None       None      Over
All Portfolios                                                                               $100,000

Small Cap Growth       None        None         None        None        None       None      None
Stock Portfolio

T. Rowe Price          None        None         None        None        None       None      None
Small Cap Value
Portfolio

Aggressive Growth      None        None         None        None        None       None      Over
Stock Portfolio                                                                              $100,000

International          None        None         None        None        None       None      None
Growth Portfolio

Franklin Templeton     None        None         None        None        None       None      $10,001-
International                                                                                $50,000
Equity Portfolio

Index 400 Stock        None        None         None        None        None       None      None
Portfolio

Growth Stock           None        None         None        None        None       None      None
Portfolio

Large Cap Core         None        None         None        None        None       None      None
Stock Portfolio

Capital Guardian       None        None         None        None        None       None      None
Domestic Equity
Portfolio

Index 500 Stock        None        None         None        None        None       None      Over
Portfolio                                                                                    $100,000

Asset Allocation       None        None         None        None        None       None      None
Portfolio


Balanced Portfolio     None        None         None        None        None       None      None

High Yield Bond        None        None         None        None        None       None      $10,001-
Portfolio                                                                                    $50,000

Select Bond            None        None         None        None        None       None      None
Portfolio

Money market           None        None         None        None        None       None      None
Portfolio


                           OTHER INFORMATION ABOUT MSF

ORGANIZATION

      Mason Street Funds was incorporated in Maryland on August 30, 1996. MSF is an open-end, management investment company. Each Fund is a diversified series of MSF, other than the Index 500 Stock Fund and the Index 400 Stock Fund, which are classified as non-diversified.

      MSF issues a separate series of capital stock for each Fund. Each share of capital stock issued with respect to a Fund has a pro rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Fund will be voted separately, however, on matters affecting only that Fund, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Fund. The assets of each Fund are charged with the liabilities of the Fund and their proportionate share of the general liabilities of Mason Street Funds generally based on the relative asset size of the Funds at the time the liabilities are incurred. All shares may be redeemed for cash or portfolio securities at any time.

VOTING RIGHTS

      Neither Mason Street Funds nor its Funds are required to hold annual meetings of shareholders, but special meetings may be called to elect or remove Directors, change fundamental policies or the 12b-1 plans, or to approve an investment advisory agreement. All shares of the Funds have equal voting rights. Shares are voted in the aggregate, unless voting by series or Class is required by law, or when an issue affects the series or Class separately. As of October 31, 2003, Northwestern Mutual owned (including through its wholly-owned indirect subsidiary, Maroon, Inc.) a majority of the shares of each of the Funds, except the Small Cap Growth Stock Fund, and thus controlled these Funds. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive rights. Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. Class C shares automatically convert to Class A shares ten years after the purchase of such Class C shares.


      The authorized capital stock of MSF consists of 3,300,000,000 shares of common stock, par value $.001 per share (Common Stock). The shares of Common Stock are divided into eleven series, each with 300 million authorized shares in the series: Small Cap Growth Stock Fund; Aggressive Growth Stock Fund; International Equity Fund; Index 400 Stock Fund; Growth Stock Fund; Large Cap Core Stock Fund; Index 500 Stock Fund; Asset Allocation Fund; High Yield Bond Fund; Municipal Bond Fund; and Select Bond Fund. The Board of Directors may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to MSF. Each series of Common Stock has three classes of shares, designated Class A, Class B and Class
C. The Board of Directors is authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series and classes into one or more series and/or classes.

      The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors and accountants. Shares of a Fund vote together as a class on matters that affect the Fund in substantially the same manner. Matters pertaining only to one or more Funds will be voted upon only by those Funds. As to matters affecting a single class, including the Distribution Plan for each class, shares of such class will vote separately. Shares of the Funds do not have cumulative voting rights. MSF and the Funds do not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statutes under which MSF is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of MSF if requested in writing by the holders of not less than 10% of MSF's outstanding shares.


      As of October 31, 2003, no person owns of record or beneficially 5% or more of the shares outstanding of MSF or any Class of any Fund, except as follows: (i) the following persons own 5% or more of Class B shares of the Municipal Bond Fund: (a) Hammett Family Trust (8%), 12 Calle De La Luna, San Clemente, CA 92673-6871; (b) Elizabeth Wright (5%), 7343 Hill Forest, Dallas, TX 75230-2372; (c) Kenneth S. and Marjorie L. Noble (5%), 29 Cedar Drive, Washington, IA 52353-1815; and (ii) Northwestern Mutual (including through its wholly-owned indirect subsidiary, Maroon, Inc.), which owned the following percentages of each Fund's outstanding shares: Small Cap Growth Stock Fund (18.1%); Aggressive Growth Stock Fund (76.8%); International Equity Fund (91.5%); Index 400 Stock Fund (83.9%); Growth Stock Fund (84.4%); Large Cap Core Stock Fund (92.0%); Index 500 Stock Fund (62.8%); Asset Allocation Fund (55.0%); High Yield Bond Fund (80.9%); Municipal Bond Fund (75.8%); and Select Bond Fund (53.5%). As of such date, Northwestern Mutual beneficially owned only Class A shares of each such Fund. Because of this stock ownership, each above-named Fund (other than the Small Cap Growth Stock Fund) is deemed to be controlled by Northwestern Mutual under the 1940 Act definition of control.


INDEMNIFICATION

      MSF's By-Laws provide that MSF shall indemnify each of its Directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with the defense of any action, suit or proceeding or threat thereof, by reason of being or having been a director, officer or employee of MSF. MSF provides no indemnification in relation to such matters as to which such person is adjudged in such action, suit or proceeding to be liable for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                          INVESTMENT ADVISORY SERVICES

      The Funds' investment adviser, Mason Street Advisors, LLC ("MSA"), is a wholly-owned company of Northwestern Mutual. MSA's predecessor, Northwestern Mutual Investment Services, LLC served as the Funds' investment adviser during fiscal years 2001 and 2002. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Funds and the selection of brokers pursuant to an Investment Advisory Agreement (the "Agreement").

      For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for MSF. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by MSF are charged to the Funds to which the expenses relate.

      For the fiscal years ended March 31, 2001 and March 31, 2002, NMIS received $1,911,648, and $2,022,584 respectively, for its services as investment adviser to MSF. For the fiscal years ended March 31, 2002 and March 31, 2003, MSA received $383,729 and $2,631,198 respectively, for its services as investment adviser to MSF. The amount of $1,911,648 is net of $1,592,215 of investment advisory fees waived under the expense limitation agreement described in MSF's prospectus. The amounts of $2,022,584 and $383,729 are net of $1,070,155 and $242,890, respectively, of investment advisory fees waived under the expense limitation agreement described in the prospectus. The amount of $2,631,198 (at March 31, 2003) is net of $1,436,668 of investment advisory fees waived under the expense limitation agreement described in the prospectus.

      MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. Northwestern Mutual provides related facilities and personnel which are utilized by MSA in performing its obligations under the Investment Advisory Agreement.

      "Northwestern Mutual Life" is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of MSF to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, MSF recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by MSF will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time MSA ceases to be the investment adviser to the Funds or if MSA ceases to be an affiliate of Northwestern Mutual.

      Templeton Investment Counsel, LLC ("Templeton Counsel"), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Fund, subject to the general control of the Board of Directors of MSF. Templeton Counsel is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the International Equity Fund. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Equity Fund. When two or more of the clients of Templeton Counsel (including the International Equity Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by MSA, compensation at the annual rate of .50% of the average net assets of the International Equity Fund, reduced to .40% on assets in excess of $100 million. The $100 million break point for fees paid to Templeton Counsel is based on the aggregate assets of the International Equity Fund and the International Equity Portfolio of the Series Fund. MSA paid $254,927 of investment advisory fees to Templeton Counsel with respect to the International Equity Fund for the fiscal year ended March 31, 2003.

      Northwestern Mutual is the licensee under two License Agreements with Standard & Poor's, dated as of November 30, 1990, as amended, March 1, 1997, and June 30, 1999, relating to MSF as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreement:

                  MSF is not sponsored, endorsed, sold or promoted by Standard &
            Poor's ("S&P"), a division of McGraw-Hill, Inc. Corporation, and none of the Funds of MSF is so sponsored, endorsed, sold or promoted. S&P makes no representation or warranty, express or implied, to the owners of MSF or any of its Funds or any member of the public regarding the advisability of investing in securities generally or in MSF or any of its Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, both of which are determined, composed and calculated by S&P without regard to the Licensee or MSF. S&P has no obligation to take the needs of the Licensee or the owners of MSF or any of its Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of securities of MSF or any of its Funds to be issued or in the determination or calculation of the equation by which MSF or any of its Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of MSF.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF
            THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF MSF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX AND THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR

            CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                  FUND EXPENSES

      EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence,
(ii) registration of the Fund under the Investment Company Act, (iii) auditing and outside professional expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses of issue, sale, repurchase and redemption of Fund shares,
(vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors,
(viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses and disbursements of custodians for all services to the Fund, (xiii) expenses for servicing shareholder accounts, including transfer agent fees (xiv) fees paid to pricing services for the pricing of Fund securities, (xv) fees paid to the Funds' administrator under an administrative services agreement, (xvi) fees paid for accounting services,
(xvii) fees paid to S&P under the License Agreement, (xviii) fees paid to the directors of MSF for their services to MSF and the Funds, (xix) broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (xx) organizational expenses of MSF and the Funds, (xxi) any direct charges to shareholders approved by the Directors of MSF who are not "interested persons" of MSF, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of MSF to indemnify its Directors and officers with respect thereto.

                            DISTRIBUTION ARRANGEMENTS

      Northwestern Mutual Investment Services, LLC ("NMIS") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of MSF. NMIS is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD). Shares of each Fund will be continuously offered and will be sold by registered representatives of NMIS or Robert W. Baird & Co. Incorporated ("RWB") under a Broker Agreement between NMIS and RWB. NMIS receives sales charges and distribution plan fees of each Fund under the Underwriting Agreement. NMIS bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Fund bears the expenses of registering its shares with the SEC and paying the fees required to be paid by state regulatory authorities. The Underwriting Agreement continues in effect for one year from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Directors of MSF, including a majority of the Directors who are not parties to the Underwriting Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. NMIS is not obligated to sell any specific amount of shares of any Fund.

      The dealer reallowance paid to authorized brokers or dealers in connection with sales of Class A shares of MSF (the only class of MSF shares with a front end sales load) is based on the following schedule:


                                      Dealer
Amount of Purchase                Reallowance(1)
Less than $50,000                     4.00%
$50,000 but less than $100,000        3.00%
$100,000 but less than $250,000       2.00%
$250,000 but less than $500,000       1.50%
$500,000 but less than $1,000,000     1.00%
$1,000,000 or more                    1.00%(2)

(1)  Dealer reallowance may be changed periodically.
(2) A dealer reallowance is paid on sales of $1 million or more at the rates of 1.00% on the amount up to $2.5 million; 0.50% on the next $2.5 million; and 0.25% on amounts over $5 million.

      Prior to April 1, 2002, RWB was the principal underwriter for the Fund. For the fiscal year ended March 31, 2001, RWB received $758,880 for its services as principal underwriter for the Fund. Of this amount, RWB retained $272,283. Compensation on redemptions paid to RWB was $166,327. Brokerage commissions paid to RWB by the Fund were $5,862. For the fiscal year ended March 31, 2002, RWB received $765,174 for its services as principal underwriter for the Fund. Of this amount, RWB retained $275,471. Compensation on redemptions paid to RWB was $156,934. Brokerage commissions paid to RWB by the Fund were $11,880.

      NMIS has been the principal underwriter for the Fund since April 1, 2002. For the fiscal year ended March 31, 2003, NMIS received $1,126,058 for its services as principal underwriter. Of this amount, NMIS retained $449,379. Compensation on redemption paid to NMIS was $142,732. Brokerage commissions paid to NMIS by the Fund were $0.

      NMIS' principal business address and mailing address is at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS was organized as a Wisconsin limited liability company on June 10, 1998, and is a wholly-owned company of The Northwestern Mutual Life Insurance Company.

DISTRIBUTION FINANCING PLANS AND SHAREHOLDER SERVICES AGREEMENT
---------------------------------------------------------------

      MSF has adopted separate distribution plans (the "Plans") for Class A, Class B and Class C shares of each Fund pursuant to appropriate resolutions of MSF's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. MSF has also entered into a shareholder services agreement with NMIS on behalf of each Fund.

CLASS A PLAN AND AGREEMENT
--------------------------

      Pursuant to the Class A Plan, a Fund may reimburse NMIS for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.10% of the Fund's average daily net assets attributable to Class A shares. All or any portion of this fee may be remitted to brokers who provide distribution services.

CLASS B PLAN AND AGREEMENT
--------------------------

      Pursuant to the Class B Plan, a Fund may pay NMIS a fee of up to 0.75% of the average daily net assets attributable to Class B shares for distribution activities. All or any portion of such amount may be remitted to registered representatives and brokers who assist in the distribution of Class B shares.

      The purpose of the 0.75% fee representing distribution payments to NMIS under the Class B Plan is to compensate NMIS for its distribution services to the Funds. NMIS pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

CLASS C PLAN AND AGREEMENT
--------------------------

      Pursuant to the Class C Plan, a Fund may pay NMIS a fee of up to 0.75% of the average daily net assets attributable to Class C shares for distribution activities. All or any portion of such fees may be remitted to registered representatives and brokers who assist in the distribution of Class C shares.

      The purpose of the 0.75% fee representing distribution payments to NMIS under the Class C Plan is to compensate NMIS for its distribution services to the Funds. NMIS pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

GENERAL
-------

      In accordance with the terms of the Plans, NMIS provides to each Fund, for review by MSF's Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

      The Plans were adopted by a majority vote of the Board of Directors, including at least a majority of Directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors identified and considered a number of potential benefits which the Plans may provide. The Board of Directors believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

      The anticipated benefits to the Funds and their shareholders that may result from the plans are as follows. First, the Plans allow more flexibility to the prospective shareholder in choosing how to pay sales loads, either through Class A, Class B or Class C shares. Second, they provide an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, they provide an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.

      For Class A shares, MSF paid distribution plan fees of $627,407 in its fiscal year ended March 31, 2003. This amount was net of $5,522 of such fees waived under the expense limitation agreement described in MSF's prospectus. The reimbursable distribution expenses incurred in the fiscal year ended March 31, 2003 were as follows: advertising and prospectuses to new shareholders in the amount of $393,568; commissions in the amount of $127,131; and marketing salaries and overhead in the amount of $2,007,621.

      For Class B shares, MSF paid distribution plan fees of $635,605 in its fiscal year ended March 31, 2003. This amount was net of $3,438 of such fees waived under the expense limitation agreement described in MSF's prospectus. The reimbursable distribution expenses incurred in the fiscal year ended March 31, 2003 were as follows: advertising and prospectuses to new shareholders in the amount of $241,027; commissions in the amount of $844,874; and marketing salaries and overhead in the amount of $1,249,708.

      As of March 31, 2003, unreimbursed distribution expenses were $6,176,688 for Class A shares and $8,367,928 for Class B shares, which was 0.6% of Class A assets and 9.8% of Class B assets on that date.

SHAREHOLDER SERVICING
---------------------

      The Funds will also compensate NMIS under the Shareholder Services Agreement for maintenance and personal service provided to existing Class A, Class B and Class C shareholders. The expenses of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and will equal 0.25% of the Fund's average daily net assets. All or any portion of this fee may be remitted to registered representatives and brokers who provide shareholder account services.

THIRD-PARTY ADMINISTRATIVE SERVICES
-----------------------------------

      In addition to distribution and shareholder servicing fees, MSF or NMIS may pay amounts to third parties that provide sub-accounting and other administrative services relating to a Fund for persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to MSF or a Fund, delivering, on behalf of MSF, proxy statements, annual reports, updated prospectuses, other communications regarding the Funds, and related services as a Fund or the beneficial owners may reasonably request. In such cases, MSF will not compensate such third parties at a rate that is greater than the rate MSF is currently paying its Transfer Agent for providing these services to shareholders investing directly in the Funds.

      PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

      There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

      The investment adviser, or sub-adviser in the case of the International Equity Fund, places all orders for the purchase and sale of Fund securities, options, and futures contracts for each Fund through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the investment adviser or sub-adviser will attempt to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Funds, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. The adviser and subadvisers are authorized to place orders with the Distributor, subject to all applicable legal requirements, when they believe that the combination of price and execution are comparable to that of other broker-dealers.

      The frequency of portfolio transactions, a Fund's turnover rate, will vary from year to year depending on market conditions. Higher portfolio turnover may result in additional brokerage costs and may result in increased taxable capital gains for shareholders.

      Some securities considered for investment by the Funds may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the investment adviser or sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser or sub-adviser, and the results of such allocations, are subject to periodic review by the Funds' investment adviser and directors.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places Fund transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Funds), although not all of these services are necessarily useful and of value in managing a Fund.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Fund to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the investment adviser or sub-adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

      There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for Fund transactions. Consideration is given to those firms providing statistical and research services to the investment adviser or sub-adviser. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the adviser or sub-adviser and this has been considered in setting the advisory fee paid by each Fund.

      During the years ended March 31, 2001, 2002 and 2003, MSF paid brokerage commissions of $710,636, $616,446, and $832,883, respectively.

      During the fiscal year ended March 31, 2001 MSF paid $5,862 in commissions to RWB. This represents 0.82% of aggregate brokerage commissions paid during the fiscal year and .00% of aggregate Fund transactions. During the fiscal year ended March 31, 2002, MSF paid $11,880 in commissions to RWB. This represents 1.93% of aggregate brokerage commissions paid during the fiscal year and .00% of aggregate Fund transactions. During the fiscal year ended March 31, 2003, MSF paid $9,125 and $27,274 in commissions to RWB and

Frank Russell Securities, Inc., respectively. This represents 1.1% and 3.3%, respectively, of aggregate brokerage commissions paid during the fiscal year and 0.00% and 0.00%, respectively, of aggregate Fund transactions.

                        DETERMINATION OF NET ASSET VALUE


      Shares of each Fund are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption. The redemption price may be more or less than the shareholder's cost. The net asset value of the shares of each Fund, except the International Equity Fund, is determined by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), the Funds' Administrator, in the manner described in the Funds' Prospectus. The net asset value of the shares of the International Equity Fund is determined by Brown Brothers Harriman & Co., the Fund's custodian. The net asset value per share is calculated separately for each class of each Fund.
The Funds will be closed for business and will not price their shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value of each share of each Class of each Fund is the net asset value of the entire Class divided by the number of shares of the Class outstanding. The net asset value of an entire Class is determined by computing the value of all assets of the Class and deducting all liabilities, including reserves and accrued liabilities of the Class. Fund securities for which market quotations are readily available are valued at current market value.


      Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price ("NOCP"). Securities for which there has been no such sale and Nasdaq-traded securities for which there is no NOCP are valued at the closing bid price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are valued at the closing bid price on the over-the-counter market.

      Debt securities with maturities generally exceeding one year, other than municipal obligations, are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of MSF determine that in the case of a particular security some other value is fair. JJ Kenny furnishes the valuations for the municipal obligations held by the Municipal Bond Fund.

      Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market. Marking to market is based on valuations furnished by a pricing service. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

      Securities with remaining maturities of sixty days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Fund will assume a constant proportionate amortization in value until maturity of any discount or premium.

      The value of a foreign security held by a Fund is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect, generally, at 1:00 p.m., New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales and redemptions of its shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the Fund securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of MSF.

      All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of MSF or under procedures or guidelines established by the Directors of MSF. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Funds will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

      A Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.

      Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to MSF; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

                        PURCHASE AND REDEMPTION OF SHARES

      For information regarding the purchase of Fund shares, see "Shareholders Guide--How to Buy Shares" in the Funds' Prospectus.

      For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "Shareholders Guide--How to Sell Shares" in the Funds' Prospectus.


USE OF INTERMEDIARY TO PURCHASE AND SELL SHARES. The Fund may authorize certain brokers, dealers and other financial intermediaries to accept on its behalf purchase and redemption orders. Some of these brokers, dealers or financial intermediaries may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, dealer or financial intermediary or, if applicable, such entity's authorized designee, accepts the order. Orders accepted by a broker, dealer or financial intermediary prior to the end of regular trading hours on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any business day will receive that same day's price. Please consult your broker, dealer or financial intermediary for details regarding placing orders.


SPECIAL WAIVERS. Class A shares are purchased without a sales charge in the situations specified in the Prospectus. No dealer allowance is paid on such purchases. However, redemptions of such shares within 18 months of purchase are subject to a contingent deferred sales charge of 1% of the lesser of the value of the shares redeemed or the total cost of the shares. A dealer allowance is paid on such purchases at the rates of 1.00% on the amount up to $2.5 million; 0.50% on the next $2.5 million; and 0.25% on amounts over $5 million.

CUMULATIVE DISCOUNT. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund of MSF at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Funds of MSF and the SSGA Money Market Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

TIMING OF PURCHASE ORDERS. It is the responsibility of the registered representative or other financial intermediary to ensure that orders are transmitted on a timely basis to the Transfer Agent.

LETTER OF INTENT. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (LOI). A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of MSF owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, National Financial Data Services, Inc. ("NFDS"), MSF's transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount in the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to NFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by NFDS pay such difference in sales charge, NFDS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the Letter of Intent are available from your registered representative or from NFDS at 1-888-626-6678.

FINANCIAL INTERMEDIARIES. If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to purchase and redemption of shares, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with MSA, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, MSA may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction or other fee for their services. Investors will not be charged such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $10,000. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. SWP's without a surrender charge for Class B and Class C shares of a Fund are permitted only for redemptions limited to no more than 10% of the original value of the account per year.

      Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

      SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

      The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Securities and Exchange Commission may permit for the protection of investors.

The total offering price per share for each Fund is computed as follows:

                          SPECIMEN PRICE-MAKE-UP SHEET
                             (as of March 31, 2003)

                        SMALL CAP     AGGRESSIVE    INTERNATIONAL    INDEX 400
                      GROWTH STOCK   GROWTH STOCK    EQUITY FUND    STOCK FUND
                          FUND           FUND         (CLASS A)      (CLASS A)
                        (CLASS A)      (CLASS A)

NET ASSETS             $14,623,002   $105,727,923   $105,861,756   $106,622,917
NUMBER OF SHARES
 OUTSTANDING             1,446,228     10,750,300     17,010,896     12,952,371
NET ASSET VALUE
 PER SHARE
(NET ASSETS DIVIDED      $10.11                        $ 6.22
NUMBER OF SHARES
(OUTSTANDING)                           $ 9.83                        $ 8.23
OFFERING PRICE
 PER SHARE               $10.61         $10.32         $ 6.53         $ 8.64
REDEMPTION PRICE
 PER SHARE               $10.11         $ 9.83         $ 6.22         $ 8.23


                                       LARGE CAP                       ASSET
                      GROWTH STOCK    CORE STOCK      INDEX 500     ALLOCATION
                          FUND           FUND        STOCK FUND        FUND
                        (CLASS A)      (CLASS A)      (CLASS A)      (CLASS A)
                         -------        -------        -------        -------

NET ASSETS            $104,964,515   $105,197,167   $105,282,622   $105,530,643
NUMBER OF SHARES
 OUTSTANDING            10,043,255     15,392,497     10,018,510     10,254,815
NET ASSET VALUE
 PER SHARE
(NET ASSETS DIVIDED
NUMBER OF SHARES
OUTSTANDING)             $10.45         $ 6.83          $10.51        $10.29
OFFERING PRICE
 PER SHARE               $10.97         $ 7.17         $11.03         $10.80
REDEMPTION PRICE
 PER SHARE               $10.45         $ 6.83         $10.51         $10.29

                        HIGH YIELD      MUNICIPAL     SELECT BOND
                         BOND FUND      BOND FUND         FUND
                         (CLASS A)      (CLASS A)      (CLASS A)
                         ---------      ---------      ---------

NET ASSETS            $107,050,590   $107,769,680   $107,952,560

NUMBER OF SHARES
 OUTSTANDING            17,138,311      9,814,446     10,812,707
NET ASSET VALUE
 PER SHARE
(NET ASSETS DIVIDED
NUMBER OF SHARES
OUTSTANDING)             $ 6.25         $10.98         $ 9.98
OFFERING PRICE
 PER SHARE               $ 6.56         $11.53         $10.48
REDEMPTION PRICE
 PER SHARE               $ 6.25         $10.98         $ 9.98

                        SMALL CAP     AGGRESSIVE
                         GROWTH      GROWTH STOCK   INTERNATIONAL   INDEX 400
                       STOCK FUND        FUND       EQUITY FUND     STOCK FUND
                        (CLASS B)     (CLASS B)      (CLASS B)      (CLASS B)
                        ---------     ---------      ---------      ---------
NET ASSETS              $3,673,546     $7,978,093     $3,010,809     $7,358,667
NUMBER OF SHARES
 OUTSTANDING               369,314        840,742        489,971        906,603
NET ASSET VALUE
 PER SHARE
(NET ASSETS DIVIDED      $ 9.95                        $ 6.14
NUMBER OF SHARES
(OUTSTANDING)                           $ 9.49                        $ 8.12
OFFERING AND
 REDEMPTION              $ 9.95                        $ 6.14
 PRICE PER SHARE                        $ 9.49                        $ 8.12



                                      LARGE CAP                       ASSET
                       GROWTH STOCK  CORE STOCK      INDEX 500     ALLOCATION
                          FUND          FUND        STOCK FUND        FUND
                        (CLASS B)     (CLASS B)     (CLASS B)       (CLASS B)
                         -------       -------       -------         -------
NET ASSETS              $5,371,324    $3,495,958   $20,849,614     $16,175,094
NUMBER OF SHARES
 OUTSTANDING               527,214       526,001     2,003,526       1,598,416
NET ASSET VALUE
 PER SHARE
(NET ASSETS DIVIDED
NUMBER OF SHARES
OUTSTANDING)              $10.19        $ 6.65         $10.41         $10.12
OFFERING AND
 REDEMPTION PRICE
 PER SHARE                $10.19        $ 6.65         $10.41         $10.12


                        HIGH YIELD      MUNICIPAL      SELECT
                         BOND FUND      BOND FUND     BOND FUND
                         (CLASS B)      (CLASS B)     (CLASS B)
                         ---------       ---------    ---------
NET ASSETS              $4,243,051     $3,532,913    $10,081,933
NUMBER OF SHARES
 OUTSTANDING               679,850        321,705      1,010,070
NET ASSET VALUE
 PER SHARE
(NET ASSETS DIVIDED
NUMBER OF SHARES
OUTSTANDING)               $6.24        $10.98          $9.98
OFFERING AND
 REDEMPTION PRICE
 PER SHARE                 $6.24        $10.98          $9.98

      The offering and redemption price for Class C shares will be calculated consistent with the offering and redemption price for Class B shares. A specimen price-make-up sheet for Class C shares is not shown as Class C shares were not offered or sold as of March 31, 2003.

      Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

                             INVESTMENT PERFORMANCE

PERFORMANCE TERMS
-----------------

      CUMULATIVE TOTAL RETURN represents the actual return on an investment for a specified period without any deduction of a sales charge. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

      AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period, after the deduction of the maximum applicable sales charge. It is calculated by taking the cumulative total return for the stated period (less the sales charge) and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

      YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends, annualizing this number, and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

      Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same net investment income for the entire year.

      DISTRIBUTION RATE is a measure of the level of income dividends and may include short-term capital gains distributed for a specific period. A distribution rate is not a complete mirror of performance, and may be higher than yield for certain periods.

      TAX-EQUIVALENT YIELD For the Municipal Bond Fund, tax-equivalent yield shows the before-tax yield that an investor would have to earn to equal the Fund's tax-free yield. It is calculated by dividing the Fund's tax-free yield by the result of one minus a stated federal tax rate.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Average annual total return quotations for Class A and Class B shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

P(1+T)n = ERV
Where:   P   =  a hypothetical initial payment of $1,000, less the
                maximum sales load applicable to a Fund
         T   =  average annual total return
         n   =  number of years
         ERV =  ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

      One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the deduction of sales charges will be higher than those that do reflect such charges.

      Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

      Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertisements, sales literature or shareholder reports are calculated by standard methods prescribed by the SEC.

      Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution.

      Other data that may be included in advertisements, sales literature or shareholder reports about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

STANDARDIZED YIELD QUOTATIONS. The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

          6
2[(a-b +1) -1]
   ---
   (cd)
Where:   a  =     net investment income earned during the period
                  attributable to the subject class
         b  =     net expenses accrued for the period attributable to the
                  subject class
         c  =     the average daily number of shares of the subject class
                  outstanding during the period that were entitled to receive dividends
         d  =     the maximum offering price per share of the subject class

Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

      The Bond Fund yields for the 30-day period ended March 31, 2003, were as follows:

            Municipal Bond Fund
            Class A  2.80%
            Class B  2.13%

            Select Bond Fund
            Class A  2.63%
            Class B  2.00%

            High Yield Bond Fund
            Class A  7.73%
            Class B  7.18%

The tax equivalent yield for the Municipal Bond Fund for the 30-day period ended March 31, 2003, was 4.06% for Class A shares and 3.09% for Class B shares, assuming a 31% income tax rate.

PERFORMANCE CALCULATIONS FOR CLASS C SHARES. If the Funds' Class C shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Class B shares, adjusted to reflect the lower contingent deferred sales charge applicable to the Class C shares. If the Funds' Class C shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Class C shares since their inception and the restated historical performance of the Funds' Class B shares (for periods prior to inception of the Class C shares), adjusted to reflect the lower contingent deferred sales charge applicable to Class C shares. If the Funds' Class C shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Class C shares.

      A restated or blended performance calculation may be used to derive (i) the Funds' standardized average annual total returns or yield quotations over a stated period and (ii) the Funds' non-standardized cumulative total returns over a stated period.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time in advertisements, sales literature or shareholder reports, the Funds may discuss their performance ratings or other relevant information as published by recognized mutual fund statistical rating services, such as Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, or Morningstar, Inc. ("Morningstar"); by publications of general interest, such as Forbes or The Wall Street Journal; by trade organizations, such as the Investment Company Institute; or by major securities brokerage or investment advisory firms.

The Funds may compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Stock Price Index, the Standard and Poor's Small Cap 600 index, the Merrill Lynch 91-Day T-Bill Index, the Wilshire Small Cap Index, the Merrill Lynch 91-Day T-Bill Index, the Merrill Lynch Domestic Master Index, the Russell 2000 Index, the Morgan Stanley Capital International EAFE Index, the Lehman Brothers High Yield Intermediate Market Index, the Lehman Brothers Municipal Bond Index, and the Consumer Price Index.

The Funds may discuss general economic or financial principles, such as the effects of compounding or the benefits of dollar-cost averaging, or provide comparisons of various savings and investment products. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance or to provide general information about the fund.

From time to time MSF may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                      TAXES

      Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code. One of these applicable provisions is that at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


      A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

      If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders.

      Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

      If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

      Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

      Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds, other than the International Equity Fund, anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not obtain any federal income tax benefit from the Funds' payment of such foreign tax amounts.

      For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders. At the end of their last fiscal years, the following Funds had unused capital loss carryforwards.

--------------------------------------------------------------------------------
Small Cap Growth Stock Fund  $ 1,302,519     Large Cap Core Stock   $ 6,292,957
                                             Fund
--------------------------------------------------------------------------------
Aggressive Growth Stock Fund $13,844,890     Index 500 Stock Fund   $ 2,340,406
--------------------------------------------------------------------------------
International Equity Fund    $ 6,006,998     Asset Allocation Fund  $ 6,561,216
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index 400 Stock Fund         $   279,724     High Yield Bond Fund   $18,014,884
--------------------------------------------------------------------------------
Growth Stock Fund            $ 9,421,531
--------------------------------------------------------------------------------

      The Municipal Bond Fund and Select Bond Fund had no unused capital loss carryforward.

      Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

      The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

      Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions out of qualifying dividend income will be taxed at capital gain rates for individuals. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

      At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

      Upon a redemption of shares of a Fund, (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including shares acquired pursuant to an election to reinvest dividends or capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

      For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

      Likewise, individual shareholders must hold shares of an applicable Fund at least 61 days in order for dividends distributed and designated by the Fund to be treated as qualified dividend income. Additionally, if an individual shareholder receives any dividends from a Fund that are designated as qualified dividend income and are "extraordinary dividends", any loss such shareholder recognizes with respect to a sale or exchange of the shares with respect to which the "extraordinary dividends" have been paid will be treated as a long-term loss to the extent of such dividends.

      For the International Equity Fund, if more than 50% of the Fund's assets at year-end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

      Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 28% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

MUNICIPAL BOND FUND. The Municipal Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxed. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

      The Fund uses the "average annual" method to determine the designated percentage of dividends that qualifies as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund's income that was tax-exempt during the period from which the distribution was made.

      Exempt-interest dividends are exempt from regular federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxed.

      Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares. Shareholders that may be affected by these interest deduction disallowance rules should consult their own tax advisers.

      In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

      If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                   CUSTODIANS

      Portfolio securities of each Fund are held pursuant to a Custodian Agreement between MSF and the Fund's custodian. The custodian for the domestic securities of the Large Cap Core Stock Fund, High Yield Bond Fund and Municipal Bond Fund is State Street Corporation, 280 Park Avenue, New York, New York 10017. The custodian for the domestic securities of the Small Cap Growth Stock Fund, Index 400 Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund and Select Bond Fund is the Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017-2070. The custodian for the International Equity Fund and any foreign assets of the Small Cap Growth Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodians maintain custody of securities and other assets of the respective Funds and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Funds.

                             TRANSFER AGENT SERVICES

      Boston Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105, is the transfer agent for each Fund.

                             INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, is the independent accountant of MSF and performs auditing services for MSF.

                              FINANCIAL STATEMENTS

      Each Fund's audited financial statements as of and for the fiscal year ended March 31, 2003, together with the notes thereto, financial highlights and the report of PricewaterhouseCoopers LLP, independent accountants, are included in MSFs' Annual Report to Shareholders, and are incorporated by reference in this Statement of Additional Information.

                                   APPENDIX A

Description of Ratings as Provided by the Rating Services

CORPORATE BONDS AND PREFERRED STOCK

      Moody's Investors Service, Inc.
      -------------------------------

AAA
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

CORPORATE BONDS

      Standard & Poor's
      -----------------

Issue credit ratings are based in varying degrees, on the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard &Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

      Fitch's
      -------

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC,CC,C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,DD,D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

COMMERCIAL PAPER

      Moody's Investors Service, Inc.
      -------------------------------

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
-------
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o   Leading market positions in well-established industries.
o   High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
-------
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
-------
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME
---------
Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

      Standard & Poor's
      -----------------

A-1
An issuer rated 'A-1' has a STRONG ability to meet its financial commitments on short-term policy obligations. It is rated in the highest category by Standard & Poor's. Within this category, certain insurers are designated with a plus sign (+). This indicates that the insurer's ability to meet its financial commitments on short-term policy obligations is--EXTREMELY STRONG.

A-2
An issuer rated 'A-2' has a GOOD ability to meet its financial commitments on short-term policy obligations. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than insurers in the highest rating category.

A-3
An insurer rated 'A-3' has an ADEQUATE ability to meet its financial commitments on short-term policy obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened ability of the insurer to meet its financial obligations.

B
An issuer rated 'B' is regarded as VULNERABLE and has significant speculative characteristics. The insurer currently has the ability to meet its financial commitments on short-term policy obligations; however, it faces major ongoing uncertainties which could lead to the insurer's inadequate ability to meet its financial obligations.

C
An insurer rated 'C' is regarded as CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on short-term policy obligations.

R
An insurer rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

PLUS (+) OR MINUS (-)
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MUNICIPAL OBLIGATIONS

      Moody's Investors Service Municipal Bond Ratings
      ------------------------------------------------

AAA
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's ratings of state and municipal notes:
      ---------------------------------------------

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

Description of Moody's highest commercial paper rating:
-------------------------------------------------------

      Prime-1 ("P-1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

      Standard & Poor's Municipal Bond Ratings
      ----------------------------------------

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Descriptions of S&P's highest commercial paper ratings:
-------------------------------------------------------

      A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming

      A-1 -- This designation indicates the degree of safety regarding timely payment is very strong

                                   APPENDIX B

                                Glossary of Terms

Certificate of Deposit
----------------------

      A certificate of deposit is a short term obligation of a commercial bank.

Eurodollar Certificate of Deposit
---------------------------------

      A Eurodollar certificate of deposit is a short term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Time Deposit
------------

      A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance
-------------------

      A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Variable Amount Master Note
---------------------------

      A variable amount master note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.

Commercial Paper
----------------

      Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs

                                     PART C
                                OTHER INFORMATION
Item 23.

--------------------------------------------------------------------------------
EXHIBIT     DESCRIPTION                     INCORPORATED HEREIN BY REFERENCE TO
--------------------------------------------------------------------------------
(a)1(a)     Articles of Incorporation of    Exhibit 99.B1 to Form N-1A
            Mason Street Funds, Inc.        Registration Statement for Mason
                                            Street Funds, Inc. filed on
                                            December 6, 1996
--------------------------------------------------------------------------------
(a)1(b)     Articles Supplementary of       Exhibit (a)1(b) to Form N-1A Post
            Mason Street Funds, Inc.        Effective Amendment No. 9 for Mason
            filed with the State of         Street Funds, Inc. filed on
            Maryland on May 13, 1999        September 16, 2003
--------------------------------------------------------------------------------
(a)1(c)     Articles Supplementary of       Exhibit (a)1(c) to Form N-1A Post
            Mason Street Funds, Inc.        Effective Amendment No. 9 for Mason
            filed with the State of         Street Funds, Inc. filed on
            Maryland on January 31, 2003    September 16, 2003
--------------------------------------------------------------------------------
(a)1(d)     Articles Supplementary of       Exhibit (a)1(d) to Form N-1A Post
            Mason Street Funds, Inc.        Effective Amendment No. 9 for Mason
            filed with the State of         Street Funds, Inc. filed on
            Maryland on August 13, 2003     September 16, 2003
--------------------------------------------------------------------------------
(b)1(a)     By-Laws of Mason Street         Exhibit 99.B2 to Form N-1A
            Funds, Inc.                     Registration Statement for Mason
                                            Street Funds, Inc. filed on
                                            December 6, 1996
--------------------------------------------------------------------------------
(b)1(b)     Amendment to By-Laws of Mason   Exhibit B2(a) to Form N-1A Post
            Street Funds, Inc. adopted on   Effective Amendment No. 1 for Mason
            August 7, 1997                  Street Funds, Inc. filed on
                                            September 16, 1997
--------------------------------------------------------------------------------
(b)1(c)     Amendment to By-Laws of Mason   Exhibit B2(b) to Form N-1A Post
            Street Funds, Inc. adopted on   Effective Amendment No. 2 for Mason
            November 6, 1997                Street Funds, Inc. filed on June
                                            30, 1998
--------------------------------------------------------------------------------
(b)1(d)     Amendment to By-Laws of Mason   Exhibit B to Form N-1A Post
            Street Funds, Inc. adopted on   Effective Amendment No. 3 for Mason
            August 6, 1998                  Street Funds, Inc. filed on April
                                            28, 1999
--------------------------------------------------------------------------------
(b)1(e)     Amendment to By-Laws of Mason   Exhibit B to Form N-1A Post
            Street Funds, Inc. adopted on   Effective Amendment No. 4 for Mason
            May 11, 1999                    Street Funds, Inc. filed on June
                                            25, 1999
--------------------------------------------------------------------------------
(b)1(f)     Amendment to By-Laws of Mason   Exhibit B to Form N-1A Post
            Street Funds, Inc. adopted on   Effective Amendment No. 5 for Mason
            May 18, 2000                    Street Funds, Inc. filed on June
                                            28, 2000
--------------------------------------------------------------------------------
(b)1(g)     Amendment to By-Laws of Mason   Exhibit B to Form N-1A Post
            Street Funds, Inc. adopted on   Effective Amendment No. 8 for Mason
            February 6, 2003                Street Funds, Inc. filed on June
                                            27, 2003
--------------------------------------------------------------------------------
(b)1(h)     Amendment to By-Laws of Mason   Exhibit (b)1(h) to Form N-1A Post
            Street Funds, Inc. adopted on   Effective Amendment No. 9 for Mason
            August 7, 2003                  Street Funds, Inc. filed on
                                            September 16, 2003
--------------------------------------------------------------------------------
(c)1        See Articles Fourth and Sixth
            of the Articles of
            Incorporation of Mason Street
            Funds, Inc. (Exhibits (a)1(a),
            (a)1(b), (a)1(c), and
            (a)1(d))  which define the
            rights of the holders of
            securities being registered
--------------------------------------------------------------------------------
(d)1        Form of Investment              Exhibit 99.B5(c) to Form N-1A
            Sub-Advisory Agreement between  Pre-Effective Amendment No. 1 for
            Northwestern Mutual Investment  Mason Street Funds, Inc. filed on
            Services, LLC, (Investment      February 7, 1997
            Adviser to the International
            Equity Fund) and Templeton
            Investment Counsel, LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(d)2        Form of Investment Advisory     Exhibit D to Form N-1A
            Agreement between Mason Street  Post-Effective Amendment No. 3 for
            Funds, Inc. (on behalf of the   Mason Street Funds, Inc. filed on
            Small Cap Growth Stock Fund     April 28, 1999
            and the Index 400 Stock Fund),
            Northwestern Mutual Investment
            Services, LLC and The
            Northwestern Mutual Life
            Insurance Company
--------------------------------------------------------------------------------
(d)3        Assignment and Assumption of    Exhibit D to Form N-1A
            Contracts between Northwestern  Post-Effective Amendment No. 7 for
            Mutual Investment Services,     Mason Street Funds, Inc. filed on
            LLC ("Assignor") and Mason      June 28, 2002
            Street Advisers, LLC, n/k/a
            Mason Street Advisors, LLC
            ("Assignee")
--------------------------------------------------------------------------------
(d)4        Investment Advisory Agreement   Exhibit D to Form N-1A
            between Mason Street Funds,     Post-Effective Amendment No. 8 for
            Inc. (on behalf of the nine     Mason Street Funds, Inc. filed on
            Funds which are subject to      June 27, 2003
            this agreement) and Mason
            Street Advisors, LLC
--------------------------------------------------------------------------------
(e)1        Broker Agreement between        Exhibit E(1) to Form N-1A
            Northwestern Mutual Investment  Post-Effective Amendment No. 7 for
            Services, LLC and Robert W.     Mason Street Funds, Inc. filed on
            Baird and Co. Incorporated      June 28, 2002
--------------------------------------------------------------------------------
(e)2        Underwriting Agreement between  Exhibit E(2) to Form N-1A
            Mason Street Funds, Inc. and    Post-Effective Amendment No. 7 for
            Northwestern Mutual Investment  Mason Street Funds, Inc. filed on
            Services, LLC                   June 28, 2002
--------------------------------------------------------------------------------
(g)1        Form of Custodian Agreement     Exhibit 99.B8(a) to Form N-1A
            between Chase Manhattan Bank    Pre-Effective Amendment No. 2 for
            and Mason Street Funds, Inc.    Mason Street Funds, Inc. filed on
                                            March 5, 1997
--------------------------------------------------------------------------------
(g)2        Form  of  Custodian  Agreement  Exhibit 99.B8(b) to Form N-1A
            between Bankers Trust Co.       Pre-Effective Amendment No. 2 for
            and Mason Street Funds, Inc.    Mason Street Funds, Inc. filed on
                                            March 5, 1997
--------------------------------------------------------------------------------
(g)3(a)     Form of Custodian Agreement     Exhibit 99.B8(c) to Form N-1A
            Between Brown Brothers          Pre-Effective Amendment No. 2 for
            Harriman & Co. and Mason        Mason Street Funds, Inc. filed on
            Street Funds, Inc.              March 5, 1997
--------------------------------------------------------------------------------
(g)3(b)     Form of amendment to            Exhibit G to Form N-1A
            Custodian Agreement between     Post-Effective Amendment No. 6 for
            Brown Brothers Harriman & Co.   Mason Street Funds, Inc. filed on
            and Mason Street Funds, Inc.    June 27, 2001
            (Rule 17f-7)
--------------------------------------------------------------------------------
(g)4        Form of Custodian Agreement     Exhibit G to Form N-1A
            between Mason Street Funds,     Post-Effective Amendment No. 3 for
            Inc. and Chase Manhattan Bank   Mason Street Funds, Inc. filed on
            for the Small Cap Growth and    April 28, 1999
            Index 400 Stock Funds
--------------------------------------------------------------------------------
(h)1        Form of Transfer Agency and     Exhibit 99.B9(a) to Form N-1A
            Service Agreement               Pre-Effective Amendment No. 1 for
                                            Mason Street Funds, Inc. filed on
                                            February 7, 1997
--------------------------------------------------------------------------------
(h)2        Form of Administration          Exhibit 99.B9(c) to Form N-1A
            Agreement with The              Pre-Effective Amendment No. 1 for
            Northwestern Mutual Life        Mason Street Funds, Inc. filed on
            Insurance Company               February 7, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(h)3        Shareholder Account Services    Exhibit B(9)(e) to N-1A
            Agreement with  Robert W.       Post-Effective Amendment No. 2 for
            Baird & Co. Incorporated        Mason Street Funds, Inc. filed on
                                            June 30, 1998
--------------------------------------------------------------------------------
(h)4        Form of License Agreement       Exhibit H(1) to Form N-1A
            between Standard & Poor's       Post-Effective Amendment No. 3 for
            Corporation and Mason Street    Mason Street Funds, Inc. filed on
            Funds, Inc. (on behalf of the   April 28, 1999
            Index 400 Stock Fund)
--------------------------------------------------------------------------------
(h)5        Form of Master Agreement/DST    Exhibit H(3) to Form N-1A
            FAN Services - Mutual Funds     Post-Effective Amendment No. 3 for
                                            Mason Street Funds, Inc. filed on
                                            April 28, 1999
--------------------------------------------------------------------------------
(h)6        Fee Waiver Agreement with       Exhibit H(2) to Form N-1A
            Robert W. Baird & Co.           Post-Effective Amendment No. 4 for
            Incorporated                    Mason Street Funds, Inc. filed on
                                            June 25, 1999
--------------------------------------------------------------------------------
(h)7        Agreement to pay shareholder    Exhibit H(1) to Form N-1A
            servicing fees between Mason    Post-Effective Amendment No. 7 for
            Street Funds, Inc. and          Mason Street Funds, Inc. filed on
            Northwestern Mutual Investment  June 28, 2002
            Services, LLC
--------------------------------------------------------------------------------
(h)8        Shareholder Services Agreement  Exhibit H(2) to Form N-1A
            between Mason Street Funds,     Post-Effective Amendment No. 7 for
            Inc. and Northwestern Mutual    Mason Street Funds, Inc. filed on
            Investment Services, LLC        June 28, 2002
--------------------------------------------------------------------------------
(h)9        American Funds Plan Premier     Exhibit (h)9 to Form N-1A Post
            Participation Agreement         Effective Amendment No. 9 for Mason
            between American Funds          Street Funds, Inc. filed on
            Distributors, Inc.,             September 16, 2003
            Northwestern Mutual
            Investment Services, LLC, and
            Mason Street Funds, Inc.
--------------------------------------------------------------------------------
(h)10       Administrative Services         Exhibit (h)10 to Form N-1A Post
            Agreement between  Benefits     Effective Amendment No. 9 for Mason
            Corp Equities, Inc.,            Street Funds, Inc. filed on
            Northwestern Mutual Investment  September 16, 2003
            Services, LLC, and Mason
            Street Funds, Inc.
--------------------------------------------------------------------------------
(h)11       Trading and NSCC Fund/Serv      Exhibit (h)11 to Form N-1A Post
            Networking Agreement            Effective Amendment No. 9 for Mason
            between   BenefitsCorp          Street Funds, Inc. filed on
            Equities, Inc., Northwestern    September 16, 2003
            Mutual Investment Services,
            LLC, and Mason Street Funds,
            Inc.
--------------------------------------------------------------------------------
(h)12       Fee Waiver Agreement            Filed herewith
            among Mason Street Funds,Inc.,
            Mason Street Advisors, LLC,
            Northwestern Mutual Investment
            Services, LLC and The
            Northwestern Mutual Life
            Insurance Company
--------------------------------------------------------------------------------
(i)(1)      Opinion and Consent of Counsel  Filed herewith
--------------------------------------------------------------------------------
(j)(1)      Consent of                      Filed herewith
            PricewaterhouseCoopers LLP
--------------------------------------------------------------------------------
(l)1        Form of Subscription            Exhibit 99.B13 to Form N-1A
            Agreement                       Pre-Effective Amendment No. 1 for
                                            Mason Street Funds, Inc. filed on
                                            February 7, 1997
--------------------------------------------------------------------------------
(l)2        Form of Subscription Agreement  Exhibit L to Form N-1A
                                            Post-Effective Amendment No. 3 for
                                            Mason Street Funds, Inc. filed on
                                            April 28, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(m)1        Rule 12b-1 Distribution Plan    Exhibit M(1) to Form N-1A
            for Class A Shares              Post-Effective Amendment No. 7 for
                                            Mason Street Funds, Inc. filed on
                                            June 28, 2002
--------------------------------------------------------------------------------
(m)2        Rule 12b-1 Distribution Plan    Exhibit M(2) to Form N-1A
            for Class B Shares              Post-Effective Amendment No. 7 for
                                            Mason Street Funds, Inc. filed on
                                            June 28, 2002
--------------------------------------------------------------------------------
(m)3        Rule 12b-1 Distribution Plan    Filed herewith
            for Class C Shares
--------------------------------------------------------------------------------
(m)4        Distribution Agreement for      Exhibit M(3) to Form N-1A
            Class A Shares                  Post-Effective Amendment No. 7 for
                                            Mason Street Funds, Inc. filed on
                                            June 28, 2002
--------------------------------------------------------------------------------
(m)5        Distribution Agreement for      Exhibit M(4) to Form N-1A
            Class B Shares                  Post-Effective Amendment No. 7 for
                                            Mason Street Funds, Inc. filed on
                                            June 28, 2002
--------------------------------------------------------------------------------
(m)6        Distribution Agreement for      Filed herewith
            Class C Shares
--------------------------------------------------------------------------------
(n)1        Multiple  Class Plan  Pursuant  Filed herewith
            to  Rule  18f-3  for  Class  A
            Shares,  Class  B  Shares  and
            Class C Shares
--------------------------------------------------------------------------------
(p)1        Amended   Code  of  Ethics  for Exhibit P(1) to Form N-1A
            Mason Street Advisors,  LLC and Post-Effective Amendment No. 8 for
            Mason   Street   Funds,   Inc., Mason Street Funds, Inc. filed on
            effective February 6, 2003      June 27, 2003
--------------------------------------------------------------------------------
(p)2        Code of Ethics for              Exhibit (p)(2) to Form N-1A Post
            Northwestern Mutual Investment Effective Amendment No. 9 for Mason Services, LLC, effective April Street Funds, Inc. filed on
            1, 2002                         September 16, 2003
--------------------------------------------------------------------------------
(p)3(a)     Code of Ethics for Franklin     Exhibit P(2) to Form N-1A
            Templeton Investments,          Post-Effective Amendment No. 8 for
            effective December 3, 2002      Mason Street Funds, Inc. on June
                                            27, 2003
--------------------------------------------------------------------------------
(p)3(b)     Amendment to Code of Ethics     Exhibit (p)3(b) to Form N-1A Post
            for Franklin Templeton          Effective Amendment No. 9 for Mason
            Investments, effective May,     Street Funds, Inc. filed on
            2003                            September 16, 2003
--------------------------------------------------------------------------------

Item 24.    Persons Controlled by or under Common Control with Registrant
            -------------------------------------------------------------

            As of October 31, 2003, 75.9% of the shares of the Registrant were beneficially owned by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Northwestern Mutual is a mutual life insurance company organized by a special act of the Wisconsin Legislature.

            The subsidiaries of Northwestern Mutual, as of March 31, 2003, as well as their jurisdiction of incorporation and Northwestern Mutual's direct or indirect ownership percentage, are set forth below:

                   NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1)
                   ------------------------------------------
                             (AS OF MARCH 31, 2003)

   THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY              JURISDICTION OF
                                                                INCORPORATION

   Frank Russell Company and its subsidiaries - 93.8%..............Washington
   Bradford, Inc. - 100%.............................................Delaware
   NML/Tallahassee, Inc. - 100%.......................................Florida
   Northwestern Investment Management Company, LLC - 100%............Delaware
   Northwestern Mutual Las Vegas, Inc. - 100%..........................Nevada
   Northwestern Long Term Care Insurance Company - 100%..............Illinois
   Northwestern Mutual Trust Company - 100% .............Federal Savings Bank
   Northwestern International Holdings, Inc. - 100%..................Delaware
   Northwestern Foreign Holdings B.V. - 100%......................Netherlands
   Saskatoon Centre, Limited - 100% (inactive)................Ontario, Canada
   Network Planning Advisors, LLC - 100%............................Wisconsin
   Northwestern Mutual Series Fund, Inc.
     (and its 15 portfolios) - 100%2.................................Maryland
   Russell Investment Funds (and its 5 funds) -  81%............Massachusetts
   Mason Street Advisors, LLC - 100%.................................Delaware
   Mason Street Funds, Inc. (and its 11 funds) -  79.23%3............Maryland
   Baird Holding Company - 89.5 %...................................Wisconsin
   Baird Holding Company owns 80% of Baird Financial Corporation....Wisconsin
         Baird Financial Corporation holds 80% of the voting
         stock of Robert W. Baird & Co., Incorporated and
         various subsidiaries
   Northwestern Mutual Investment Services, LLC - 100%..............Wisconsin
   Northwestern Reinsurance Holdings N.V. - 100%..................Netherlands
   Northwestern Securities Holdings, LLC - 100%......................Delaware
   NML - CBO, LLC - 100%.............................................Delaware
   JYD Assets, LLC - 100%............................................Delaware

NML SECURITIES HOLDINGS, LLC  - 100%                           JURISDICTION OF
                                                                INCORPORATION

NW Pipeline, Inc. - 100%................................................Texas
Painted Rock Development Corporation - 100%...........................Arizona
NML Development Corporation - 100%...................................Delaware
Stadium and Arena Management, Inc. - 100%............................Delaware
Carlisle Ventures, Inc. - 100%.......................................Delaware
Park Forest Northeast, Inc. - 100%...................................Delaware
Travers International Sales, Inc. - 100%.......................Virgin Islands
Highbrook International Sales, Inc. - 100%.....................Virgin Islands
Elderwood International Sales, Inc. - 100%.....................Virgin Islands
Mallon International Sales, Inc. - 100%........................Virgin Islands
Higgins, Inc. - 100%.................................................Delaware
Hobby, Inc. - 100%...................................................Delaware
Baraboo, Inc. - 100% ................................................Delaware
Elizabeth International Sales, Inc. - 100%.....................Virgin Islands
Alexandra International Sales, Inc. - 100% ....................Virgin Islands
Jack International Sales, Inc. - 100%..........................Virgin Islands
Justin International FSC, Inc. - 100%..........................Virgin Islands
North Van Buren, Inc. - 100%.........................................Delaware
Northwestern Mutual Life
   International, Inc. - 100%........................................Delaware
Kristiana International Sales, Inc. - 100%.....................Virgin Islands
NML/Mid Atlantic, Inc. - 100%......................................New Jersey
KerryAnne International Sales, Inc. - 100%.....................Virgin Islands
Regina International Sales, Inc. - 100%........................Virgin Islands
Maroon, Inc. - 100%..................................................Delaware
Coral, Inc. - 100%...................................................Delaware
Lydell, Inc. - 100%..................................................Delaware
Klode, Inc. - 100%...................................................Delaware
Lake Bluff, Inc. - 100% (inactive)...................................Delaware
Nicolet, Inc. - 100%.................................................Delaware
Tupelo, Inc. - 100% (inactive).......................................Delaware
Sean International Sales, Inc. - 100%..........................Virgin Islands
Brian International Sales, Inc. - 100%.........................Virgin Islands
Brendan International Sales, Inc. - 100%.......................Virgin Islands
Mason & Marshall, Inc. - 100%........................................Delaware
White Oaks, Inc. - 100%..............................................Delaware
Hazel, Inc. - 100%...................................................Delaware
Northwestern  Securities Partnership.................................Delaware
   Holdings, LLC - 100%

 NML REAL ESTATE HOLDINGS, LLC  - 100%                         JURISDICTION OF
                                                                INCORPORATION

 The Grand Avenue Corporation - 99.18%..............................Wisconsin
 Solar Resources, Inc. - 100%.......................................Wisconsin
 Rocket Sports, Inc. - 100% (inactive)..................................Texas
 St. James Apartments, LLC - 100% ...................................Delaware
 RE Corporation - 100%...............................................Delaware
 INV Corp. - 100%....................................................Delaware
 Elizabeth Lakes Associates - 100% (inactive)........................Michigan
 Logan, Inc. - 100%..................................................Delaware
 Green Room Properties, LLC - 100%...................................Delaware
 Summerhill Management, LLC - 100%...................................Delaware
 New Arcade Parking, LLC - 100%.....................................Wisconsin
 NMIS Alabama Agency, LLC - 100%......................................Alabama
 NMIS Massachusetts Insurance Agency, LLC - 100%................Massachusetts
 Northwestern Real Estate Partnership Holdings, LLC - 100%...........Delaware
 NML Buffalo Agency, Inc. - 100%.....................................New York
 Mitchell, Inc. - 100%...............................................Delaware
 Cass Corporation - 100%.............................................Delaware
 Burgundy, Inc. - 100%...............................................Delaware
 Amber, Inc. - 100%..................................................Delaware
 Olive, Inc. - 100%..................................................Delaware
 Bayridge, Inc. - 100%...............................................Delaware
 Ryan, Inc. - 100%...................................................Delaware
 Pembrook, Inc. - 100%...............................................Delaware
 PBClub, Inc. - 100%.................................................Delaware
 Diversey, Inc. - 100%...............................................Delaware
 Russet, Inc. - 100% ................................................Delaware
 Summerhill Property, LLC - 100%.....................................Delaware
 New Arcade, LLC - 100%.............................................Wisconsin
 Summit Mall, LLC - 100%.............................................Delaware
 NMIS Georgia Agency, LLC - 100%......................................Georgia
 Chateau, Inc. - 100%................................................Delaware
 Larkin, Inc. - 100%.................................................Delaware

(1) Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2002, they did not constitute a significant subsidiary as defined by Regulation S-X.
(2) Aggressive Growth Stock, Balanced, Large Cap Core Stock, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, Franklin Templeton International Equity, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, and Asset Allocation.
(3) Aggressive Growth Stock, Asset Allocation, Large Cap Core Stock, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Municipal Bond, Select Bond and Small Cap Growth Stock.

Item 25.    Indemnification
            ---------------

            See Article IX of Registrant's By-Laws, which is included as an Exhibit to this Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940, for provisions with respect to the indemnification of the Registrant's officers and directors. The By-laws of Northwestern Mutual permit indemnification by Northwestern Mutual of persons who are serving as directors of another corporation at the request of Northwestern Mutual. Pursuant to that By-Law provision, the Trustees of Northwestern Mutual have adopted a resolution extending to all of the directors of the Registrant the benefits of the indemnification arrangements for employees, officers and Trustees of Northwestern Mutual. Directors' and officers' liability insurance which covers the directors and officers of the Registrant as well as Trustees and officers of Northwestern Mutual is also in force. The amount of coverage is $50 million. The deductible amount is $1,000,000 for claims covered by corporate indemnification. No part of the premium for this insurance has been paid by the Registrant.

Item 26.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------

            In addition to its investment advisory function, Mason Street Advisors, LLC ("MSA"), the Registrant's investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

Item 27.    Principal Underwriter
            ---------------------

            Northwestern Mutual Investment Services, LLC ("NMIS") serves as the principal underwriter for each Fund. NMIS is a wholly-owned company of Northwestern Mutual. NMIS also serves as the principal underwriter for the Northwestern Mutual Series Fund, Inc.

            The directors and officers of NMIS are as follows. No such persons have a position with the Registrant:

Name                                                  Position
----                                                  --------

 Barbara Bay                           Vice President
 William H. Beckley                    Director and Executive Vice President,
                                       Sales
 Stephanie H. Breit                    Assistant Vice President
 Walter J. Chossek                     Treasurer
 Eric P. Christophersen                Senior Vice President
 Susan M. Emmer                        Vice President, Field Training Manager
 Bradley L. Eull                       Assistant Vice President
 William J. Flood                      Assistant Vice President
 Richard R. Garthwait                  Regional Vice President, Field
                                       Management
 Don P. Gehrke                         First Vice President, Investment
                                       Client Services
 Mark J. Gmach                         Vice President, Field Training and
                                       Development
 Robert G. Holz, Jr.                   Regional Vice President
 Richard L. Hall                       Senior Vice President, Variable Life
                                       Insurance
 Diane B. Horn                         Senior Vice President and Chief
                                       Compliance Officer
 Mark A. Kaprelian                     Secretary
 John C. Kelly                         Assistant Treasurer
 Beatrice C. Kmiec                     Vice President, Variable Life
                                       Administration

 LeAnn F. Kuhagen                      Assistant Vice President
 Steven J. LaFore                      Vice President, Retirement Plans
                                       Support
 Kurt W. Lofgren                       Assistant Secretary
 Gregory S. Leslie                     Vice President, Broker/Dealer
                                       Compliance
 Jennifer L. Manderfield               Assistant Vice President, Transaction
                                       Support Services Manager
 Jean M. Maier                         Vice President Field Services and
                                       Support
 Allan J. McDonell                     First Vice President, Order Entry Desk
 Brian M. Moran                        Vice President, Field Inspections
 John E. Muth                          Vice President
 Chris E. Peterson                     Regional Vice President
 Evelyn M. Rewolinski                  Assistant Vice President, Transaction
                                       Support Services
 Richard R. Richter                    Regional Vice President, Field
                                       Management
 Lora A. Rosenbaum                     Executive Vice President, Compliance
                                       and Best Practices
 Stephanie M. Sanders                  Assistant Vice president, Internal
                                       Trainer
 Jennifer L. Schaefer                  Assistant Treasurer
 Alexander D. Schneble                 Vice President, Transaction Support
                                       Services Project Leader
 Leonard F. Stecklein                  Senior Vice President, Variable
                                       Annuities
 Julie A. Stenzel                      First Vice President, Client
                                       Relationship
 Kellen A. Thiel                       First Vice President, Investment
                                       Products
 Thomas A. Waisnor                     Regional Vice President
 David B. Wescoe                       Director, President and CEO
 Donald R. Wilkinson                   Vice President, Field Management
 Brian D. Wilson                       Regional Vice President
 Robert E. Zysk                        Assistant Treasurer

 All of the above are located at 611 or 720 East Wisconsin Avenue, Milwaukee, WI 53202.

Item 28.    Location of Accounts and Records
            --------------------------------

            Books and other documents required to be maintained by the Registrant by section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's transfer agent, Boston Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105 and the Funds' custodians as follows: The custodian for the domestic securities of the Large Cap Core Stock Fund, High Yield Bond Fund and Municipal Bond Fund is State Street Corporation, 280 Park Avenue, New York, New York 10017. The custodian for the domestic securities of the Small Cap Growth Stock Fund, Index 400 Stock Fund, Aggressive Growth Stock Fund, the Growth Stock Fund, the Index 500 Stock Fund, the Asset Allocation Fund and the Select Bond Fund is the Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017-2070. The custodian for the International Equity Fund and any foreign assets of the Small Cap Growth Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. Registrant's financial ledgers and other corporate records are maintained at its offices at The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 29.    Management Services
            -------------------

            Not applicable

Item 30.    Undertakings
            ------------

            Not applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 14th day of November, 2003.
                                    MASON STREET FUNDS, INC.
                                      (Registrant)

                                    By: /s/MARK G. DOLL
                                        -----------------------------
                                        Mark G. Doll, President

      Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                     Title
            ---------                     -----

/s/MARK G. DOLL                    President and
-----------------------------      Principal Executive
Mark G. Doll                        Officer


/s/WALTER M. GIVLER                Vice President, Chief    Each of the signa-
-----------------------------      Financial Officer and    tures are affixed
Walter M. Givler                   Treasurer                as of November
                                                            14, 2003

/s/BARBARA E. COURTNEY             Controller and
-----------------------------      Principal Accounting
Barbara E. Courtney                Officer

/s/EDWARD J. ZORE*                 Director
-----------------------------
Edward J. Zore

/s/STEPHEN N. GRAFF*               Director
-----------------------------
Stephen N. Graff

/s/MARTIN F. STEIN*                Director
-----------------------------
Martin F. Stein

/s/WILLIAM A. MCINTOSH*            Director
-----------------------------
William A. McIntosh

/s/LOUIS A. HOLLAND*               Director
-----------------------------
Louis A. Holland

/s/MICHAEL G. SMITH*               Director
-----------------------------
Michael G. Smith

/s/ELIZABETH L. MAJERS*            Director
-----------------------------
Elizabeth L. Majers


* By  /s/MARK G. DOLL
      ----------------------------------
       Mark G. Doll, Attorney
       in fact, pursuant to the Powers
       of Attorney attached hereto

                                POWER OF ATTORNEY

      The undersigned Directors of Mason Street Funds, Inc. (the "Company"), hereby constitute and appoint Edward J. Zore and Mark G. Doll, or either of them, their true and lawful attorneys and agents, to sign the names of the undersigned Directors to any instruments or documents filed as part of or in connection with or in any way related to the registration statement or statements and any and all amendments thereto, to be filed under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with shares of the common stock of the Company offered to the public; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as indicated, February 6, 2003.


                                    /s/STEPHEN N. GRAFF           Director
                                    ------------------------------
                                    Stephen N. Graff



                                    /s/WILLIAM J. BLAKE           Director
                                    ------------------------------
                                    William J. Blake



                                    /s/MARTIN F. STEIN            Director
                                    ------------------------------
                                    Martin F. Stein



                                    /s/WILLIAM A. MCINTOSH        Director
                                    ------------------------------
                                    William A. McIntosh



                                    /s/EDWARD J. ZORE             Director
                                    ------------------------------
                                    Edward J. Zore

                                POWER OF ATTORNEY

      The undersigned Directors of Mason Street Funds, Inc. (the "Company"), hereby constitute and appoint Edward J. Zore and Mark G. Doll, or either of them, their true and lawful attorneys and agents, to sign the names of the undersigned Directors to any instruments or documents filed as part of or in connection with or in any way related to the registration statement or statements and any and all amendments thereto, to be filed under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with shares of the common stock of the Company offered to the public; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as indicated, June 4, 2003.



                                    /s/LOUIS A. HOLLAND           Director
                                    ------------------------------
                                    Louis A. Holland



                                    /s/ELIZABETH L. MAJERS        Director
                                    ------------------------------
                                    Elizabeth L. Majers



                                    /s/MICHAEL G. SMITH           Director
                                    ------------------------------
                                    Michael G. Smith

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-1A
                       POST-EFFECTIVE AMENDMENT NO. 10 TO
                    REGISTRATION STATEMENT UNDER SECTION 6 OF
                           THE SECURITIES ACT OF 1933
             AND SECTION 8(b) OF THE INVESTMENT COMPANY ACT OF 1940
                                       FOR
                            MASON STREET FUNDS, INC.

              EXHIBIT       DESCRIPTION
              -----------------------------------------------------
              (h)12         Fee Waiver Agreement among
                            Mason Street Funds,Inc., Mason Street
                            Advisors, LLC, Northwestern Mutual
                            Investment Services, LLC and The
                            Northwestern Mutual Life Insurance
                            Company
              -----------------------------------------------------
              (i)(1)        Opinion and Consent of Counsel
              -----------------------------------------------------
              (j)(1)        Consent of PricewaterhouseCoopers LLP
              -----------------------------------------------------
              (m)3          Rule 12b-1 Distribution Plan for
                            Class C Shares
              -----------------------------------------------------
              (m)6          Distribution Agreement for Class C
                            Shares
              -----------------------------------------------------
              (n)1          Multiple Class Plan Pursuant to Rule
                            18f-3 for Class A Shares, Class B
                            Shares and Class C Shares
              -----------------------------------------------------